As Filed with the Securities and Exchange Commission on May 29, 2009

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

RAYMOND JAMES FINANCIAL, INC.	RJF CAPITAL TRUST I
(Exact Name of Each Registrant as Specified in Its Charter)	RJF CAPITAL TRUST II
RJF CAPITAL TRUST III
FLORIDA	(Exact Name of Each Registrant as Specified in Its Charter)
(State or Other Jurisdiction of Incorporation or Organization)	DELAWARE
59-1517485	(State or Other Jurisdiction of Incorporation or Organization)
(I.R.S. Employer Identification Number)
27 - 6058408 27 - 6058430 27 - 6058447
Raymond James Financial, Inc.	(I.R.S. Employer Identification Number)
880 Carillon Parkway St. Petersburg, Florida 33716	c/o Raymond James Financial, Inc.
(727) 567-1000	880 Carillon Parkway
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	St. Petersburg, Florida 33716
(727) 567-1000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Paul L. Matecki, Esq.

General Counsel and Corporate Secretary

Raymond James Financial, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

(727) 567-1000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Anna T. Pinedo

Morrison & Foerster LLP

1290 Avenue of the Americas

New York, New York 10104

(212) 468-8179

Approximate date of commencement of the proposed sale to the public:

From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered/ Proposed maximum offering price per unit/ Proposed maximum aggregate offering price/ Amount of registration fee
Debt Securities	(1)(2)(6)
Warrants
Purchase Contracts
Units (3)
Preferred Stock
Depositary Shares (4)
Common Stock, par value $0.01 per share
Junior Subordinated Notes
Capital Securities of RJF Capital Trust I, RJF Capital Trust II, and RJF Capital Trust III (5)
Raymond James Financial, Inc. Guarantees with respect to Capital Securities (6)

(1)	An unspecified aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion, or exchange of other securities, including debt securities, warrants, purchase contracts and preferred stock that are convertible into or exercisable or exchangeable for our common or preferred stock or for debt or equity securities of one or more other entities, or that are issued in units or represented by depositary shares. In accordance with Rules 456(b) and 457(r), Raymond James Financial, Inc. is deferring payment of all of the registration fee.
(2)	This Registration Statement also covers an indeterminate amount of the registered securities that may be reoffered and resold on an ongoing basis after their initial sale in market-making transactions by affiliates of the registrants. Pursuant to Rule 457(q) under the Securities Act, no filing fee is required for the registration of an indeterminable amount of debt securities to be offered in such market-making transactions.
(3)	Each unit will be issued under a unit agreement, indenture, or other agreement and will represent an interest in one or more debt securities, warrants, purchase contracts, shares of preferred stock, depositary shares, and capital securities, as well as debt or equity securities of third parties, in any combination, which may or may not be separable from one another.
(4)	Each depositary share will be issued under a deposit agreement, will represent an interest in a fractional share or multiple shares of preferred stock and will be evidenced by a depositary receipt.
(5)	This Registration Statement covers the securities that may be issued by any of RJF Capital Trust I, RJF Capital Trust II, and RJF Capital Trust III (collectively, the “RJF Trusts”) from time to time, including but not limited to capital securities, preferred income trust securities, treasury income trust securities, and corporate income trust securities.
(6)	Raymond James Financial, Inc. also is registering the guarantees and other obligations that it may have with respect to capital securities to be issued by any of the RJF Trusts, or with respect to similar securities that may be issued by similar entities formed in the future. No separate consideration will be received for any of the guarantees or other obligations. Pursuant to Rule 457(n) under the Securities Act, no separate registration fee will be paid in respect of any such guarantees or any other obligations.

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EXPLANATORY NOTE

This Registration Statement contains:

•

A base prospectus to be used by Raymond James Financial, Inc. in connection with offerings of its debt securities, warrants, units, purchase contracts, preferred stock, depositary shares, and common stock;

•

A base prospectus to be used in connection with offerings of the capital securities by the RJF Trusts, or with respect to similar securities that may be issued by similar entities formed in the future, and the related junior subordinated notes, guarantees, and back-up obligations of Raymond James Financial, Inc.; and

•

A base prospectus that may be used by Raymond James Financial, Inc. and/or any of the RJF Trusts or similar entities formed in the future, in connection with offerings of any of the securities registered pursuant to this Registration Statement.

Each such prospectus also may be used by affiliates of Raymond James Financial, Inc., including Raymond James & Associates, Inc., in market-making transactions in such securities.

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PROSPECTUS

Debt Securities, Warrants, Units, Purchase Contracts,

Preferred Stock, Depositary Shares and Common Stock

Raymond James Financial, Inc. from time to time may offer to sell debt securities, warrants, purchase contracts, preferred stock, depositary shares representing fractional interests in preferred stock, and common stock, as well as units comprised of two or more of these securities or debt or equity securities of third parties. The debt securities, warrants, purchase contracts, and preferred stock may be convertible into or exercisable or exchangeable for our common or preferred stock or for debt or equity securities of one or more other entities. Our common stock is listed on the New York Stock Exchange under the symbol “RJF.”

This prospectus describes the general terms of these securities and the general manner in which we will offer the securities. When we sell a particular series of securities, we will prepare a prospectus supplement describing the offering and the specific terms of that series of securities. You should read this prospectus and that prospectus supplement carefully before you invest.

We may use this prospectus in the initial sale of these securities on a continuous or delayed basis, at unspecified aggregate initial public offering prices. In addition, Raymond James & Associates, Inc., or any of our other affiliates, may use this prospectus in a market-making transaction that may occur on a continuous or delayed basis in any of these securities or similar securities after their initial sale. When the prospectus is delivered to an investor in the initial offering described above, the investor will be informed of that fact in the confirmation of sale. When the prospectus is delivered to an investor who is not so informed, it is delivered in a market-making transaction. Unless you are informed otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.

Potential purchasers of our securities should consider the information set forth in the “Risk Factors” section beginning on page 6.

Our securities are unsecured and are not savings accounts, deposits, or other obligations of a bank, are not guaranteed by Raymond James Bank, FSB or any other bank, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency, and may involve risks, including possible loss of principal.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

RAYMOND JAMES

Prospectus dated May 29, 2009

ii

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission, or the “SEC,” using a “shelf” registration process. Under this shelf process, we may, from time to time, sell any combination of the securities described in this prospectus or the registration statement in one or more offerings.

This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide one or more prospectus supplements that describe the particular securities offering and the specific terms of the securities being offered. These documents also may add, update, or change information contained in this prospectus. In this prospectus, when we refer to the “applicable prospectus supplement” or the “accompanying prospectus supplement,” we mean the prospectus supplement or supplements that describes the particular securities being offered to you. If there is any inconsistency between the information in this prospectus and the applicable prospectus supplement, you should rely on the information in the prospectus supplement.

The information in this prospectus is not complete and may be changed. You should rely only on the information provided in or incorporated by reference in this prospectus, the accompanying prospectus supplement, or documents to which we otherwise refer you. We are not making an offer of these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement or supplements, as well as information we have filed or will file with the SEC and that is incorporated by reference in this prospectus, is accurate as of the date of the applicable document or other date referred to in that document. Our business, financial condition, and results of operations may have changed since that date.

Unless we indicate otherwise or unless the context requires otherwise, all references in this prospectus to “Raymond James,” “we,” “us,” “our,” or similar references are to Raymond James Financial, Inc. excluding its consolidated subsidiaries.

References in this prospectus to “$” and “dollars” are to the currency of the United States of America.

PROSPECTUS SUMMARY

This summary section highlights selected information from this prospectus. This summary does not contain all the information that you should consider before investing in the securities we may offer using this prospectus. To fully understand the securities we may offer, you should read carefully:

•	this prospectus, which explains the general terms of the securities we may offer;

•	the applicable prospectus supplement, which explains the specific terms of the particular securities we are offering, and which may update or change the information in this prospectus; and

•	the documents we refer to in “Where You Can Find More Information” below for information about us, including our financial statements.

Raymond James Financial, Inc.

Raymond James Financial, Inc. is a Florida corporation and a financial holding company. We provide a diversified range of financial services and products both domestically and internationally. Our headquarters are located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and our telephone number is (727) 567-1000. Our website is www.raymondjames.com. The information on our Internet site is not incorporated by reference into this prospectus.

The Securities We May Offer

We may offer any of the following securities from time to time:

•	debt securities;

•	warrants;

•	purchase contracts;

•	preferred stock;

•	depositary shares representing fractional interests in preferred stock;

•	common stock; and

•	units, comprised of two or more of any of the securities referred to above, as well as debt or equity securities of third parties, in any combination.

When we use the term “securities” in this prospectus, we mean any of the securities we may offer with this prospectus, unless we specifically state otherwise. This prospectus, including this summary, describes the general terms of the securities we may offer. Each time we sell securities, we will provide you with a prospectus supplement that will describe the offering and the specific terms of the securities being offered. This prospectus supplement may include a discussion of additional U.S. federal income tax consequences and any additional risk factors or other special considerations applicable to those particular securities.

Debt Securities

Our debt securities may be either senior or subordinated obligations in right of payment. Our senior and subordinated debt securities will be issued under separate indentures, or contracts, that we have with a trustee. The particular terms of each series of debt securities will be described in the applicable prospectus supplement.

Warrants

We may offer two types of warrants:

•	warrants to purchase our debt securities; and

•	warrants to purchase or sell, or whose cash value is determined by reference to the performance, level, or value of, one or more of the following:

•	securities of one or more issuers, including our common or preferred stock, other securities described in this prospectus, or the debt or equity securities of third parties;

•	one or more currencies, currency units, or composite currencies;

•	one or more commodities;

•	any other financial, economic, or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

For any warrants we may offer, we will describe in the applicable prospectus supplement the underlying property, the expiration date, the exercise price or the manner of determining the exercise price, the amount and kind, or the manner of determining the amount and kind, of property to be delivered by you or us upon exercise, and any other specific terms of the warrants. We will issue warrants under warrant agreements that we will enter into with one or more warrant agents.

Purchase Contracts

We may offer purchase contracts requiring holders to purchase or sell, or whose cash value is determined by reference to the performance, level, or value of, one or more of the following:

•	securities of one or more issuers, including our common or preferred stock, other securities described in this prospectus, or the debt or equity securities of third parties;

•	one or more currencies, currency units, or composite currencies;

•	one or more commodities;

•	any other financial, economic, or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

For any purchase contracts we may offer, we will describe in the applicable prospectus supplement the underlying property, the settlement date, the purchase price or manner of determining the purchase price and whether it must be paid when the purchase contract is issued or at a later date, the amount and kind, or manner of determining the amount and kind, of property to be delivered at settlement, whether the holder will pledge property to secure the performance of any obligations the holder may have under the purchase contract, and any other specific terms of the purchase contracts.

Units

We may offer units consisting of any combination of two or more debt securities, warrants, purchase contracts, shares of preferred stock, depositary shares, and common stock described in this prospectus, as well as debt or equity securities of third parties. For any units we may offer, we will describe in the applicable prospectus supplement the particular securities that comprise each unit, whether or not the particular securities will be separable and, if they will be separable, the terms on which they will be separable, a description of the provisions for the payment, settlement, transfer, or exchange of the units, and any other specific terms of the units. We will issue units under unit agreements that we will enter into with one or more unit agents.

Preferred Stock and Depositary Shares

We may offer our preferred stock, par value $0.10 per share, in one or more series. For any particular series we may offer, we will describe in the applicable prospectus supplement:

•	the specific designation;

•	the aggregate number of shares offered;

•	the dividend rate and periods, or manner of calculating the dividend rate and periods, if any;

•	the par value and liquidation preference amount, if any;

•	the voting rights, if any;

•	the terms on which the series of preferred stock is convertible into shares of our common stock, preferred stock of another series, or other securities, if any;

•	the redemption terms, if any; and

•	any other specific terms of the series.

We also may offer depositary shares, each of which will represent a fractional interest in a share or multiple shares of our preferred stock. We will describe in the applicable prospectus supplement any specific terms of the depositary shares. We will issue the depositary shares under deposit agreements that we will enter into with one or more depositories.

Form of Securities

Unless we specify otherwise in the applicable prospectus supplement, we will issue the securities, other than shares of our common stock, in book-entry only form through one or more depositories, such as The Depository Trust Company, Euroclear Bank S.A./N.V., or Clearstream Banking, société anonyme, Luxembourg, as identified in the applicable prospectus supplement. We will issue the securities only in registered form, without coupons, although we may issue the securities in bearer form if we so specify in the applicable prospectus supplement. The securities issued in book-entry only form will be represented by a global security registered in the name of the specified depository, rather than notes or certificates registered in the name of each individual investor. Unless we specify otherwise in the applicable prospectus supplement, each sale of securities in book-entry form will settle in immediately available funds through the specified depository.

A global security may be exchanged for actual notes or certificates registered in the names of the beneficial owners only if:

•

the depository notifies us that it is unwilling or unable to continue as depository for the global securities or we become aware that the depository is no longer qualified as a clearing agency, and we fail to appoint a successor to the depository within 60 calendar days; or

•	we, in our sole discretion, determine that the global securities will be exchangeable for certificated securities.

Payment Currencies

All amounts payable in respect of the securities, including the purchase price, will be payable in U.S. dollars, unless we specify otherwise in the applicable prospectus supplement.

Listing

We will state in the applicable prospectus supplement whether the particular securities that we are offering will be listed or quoted on a securities exchange or quotation system.

Distribution

We may offer the securities in four ways:

•	through underwriters;

•	through dealers;

•	through agents; or

•	directly to purchasers.

The applicable prospectus supplement will include any required information about the firms we use and the discounts or commissions we may pay them for their services.

Raymond James & Associates, Inc., or any of our other affiliates, may be an underwriter, dealer, or agent for us.

Market-Making by Our Affiliates

Following the initial distribution of securities, our affiliates, including Raymond James & Associates, Inc., may buy and sell the securities in secondary market transactions as part of their business as broker-dealers. Resales of this kind may occur in the open market or may be privately negotiated, at prevailing market prices at the time of resale or at related or negotiated prices. In these transactions, we or our affiliate, as the case may be, may act as principal or agent, including as agent for the counterparty in a transaction in which we or our affiliate acts as principal, or as agent for both counterparties in a transaction in which neither we nor an affiliate acts as principal. We or our affiliates may receive compensation in the form of discounts and commissions, including from both counterparties in some cases. This prospectus and any related prospectus supplements may be used by one or more of our affiliates in connection with these market-making transactions to the extent permitted by applicable law. Our affiliates may act as principal or agent in these transactions.

The aggregate initial offering price specified on the cover of the applicable prospectus supplement will relate to the initial offering of securities not yet issued as of the date of this prospectus. This amount does not include any securities to be sold in market-making transactions. The securities to be sold in market-making transactions include securities issued after the date of this prospectus.

Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Unless we or our agent inform you in your confirmation of sale that the security is being purchased in its original offering and sale, you may assume that you are purchasing the security in a market-making transaction.

RISK FACTORS

This section summarizes some specific risks and investment considerations with respect to an investment in our securities. This summary does not describe all of the risks and investment considerations with respect to an investment in our securities, including risks and considerations relating to a prospective investor’s particular circumstances. For information regarding risks that may materially affect our business and results, please refer to the information under the caption “Item 1A. Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2008, which is incorporated by reference in this prospectus, as well as those risks discussed in our subsequent filings that are incorporated by reference in this prospectus. Prospective investors should consult their own financial, legal, tax, and other professional advisors as to the risks associated with an investment in our securities and the suitability of the investment for the investor.

Currency Risks

We may issue securities denominated in or whose principal and interest are payable in a currency other than U.S. dollars. We refer to these securities as “Non-U.S. Dollar-Denominated Securities.” If you intend to invest in any Non-U.S. Dollar-Denominated Securities, you should consult your own financial and legal advisors as to the currency risks related to your investment. The Non-U.S. Dollar-Denominated Securities are not an appropriate investment for you if you are not knowledgeable about the significant terms and conditions of the Non-U.S. Dollar-Denominated Securities or financial matters in general. The information in this prospectus is directed primarily to investors who are U.S. residents. Investors who are not U.S. residents should consult their own financial and legal advisors about currency-related risks arising from their investment.

Non-U.S. Dollar-Denominated Securities have significant risks that are not associated with a similar investment in conventional debt securities that are payable solely in U.S. dollars. These risks include possible significant changes in rates of exchange between the U.S. dollar and the specified currency and the imposition or modification of foreign exchange controls or other conditions by either the United States or non-U.S. governments. These risks generally are influenced by factors over which we have no control, such as economic and political events and the supply of and demand for the relevant currencies in the global markets.

Currency exchange rates. Exchange rates between the U.S. dollar and other currencies have been highly volatile. This volatility may continue and could spread to other currencies in the future. Fluctuations in currency exchange rates could affect adversely an investment in the Non-U.S. Dollar-Denominated Securities. Depreciation of the specified currency against the U.S. dollar could result in a decrease in the U.S. dollar-equivalent value of payments on the Non-U.S. Dollar-Denominated Securities. That in turn could cause the market value of the Non-U.S. Dollar-Denominated Securities to fall.

Changes in currency exchange rates. Except as described below, we generally will not make any adjustment in or change to the terms of the Non-U.S. Dollar-Denominated Securities for changes in the exchange rate for the specified currency, including any devaluation, revaluation, or imposition of exchange or other regulatory controls or taxes, or for other developments affecting the specified currency, the U.S. dollar, or any other currency. Consequently, you will bear the risk that your investment may be affected adversely by these types of events.

Government policy. Currency exchange rates either can float or be fixed by sovereign governments. Governments or governmental bodies, including the European Central Bank, may intervene in their economies to alter the exchange rate or exchange characteristics of their currencies. For example, a central bank may intervene to devalue or revalue a currency or to replace an existing currency. In addition, a government may impose regulatory controls or taxes to affect the exchange rate of its currency. As a result, the yield or payout of a Non-U.S. Dollar-Denominated Security could be affected significantly and unpredictably by governmental actions. Changes in exchange rates could affect the value of the Non-U.S. Dollar-Denominated Securities as participants in the global currency markets move to buy or sell the specified currency or U.S. dollars in reaction to these developments.

If a governmental authority imposes exchange controls or other conditions, such as taxes on the transfer of the specified currency, there may be limited availability of the specified currency for payment on the Non-U.S. Dollar-Denominated Securities at their maturity or on any other payment date. In addition, the ability of a holder to move currency freely out of the country in which payment in the currency is received or to convert the currency at a freely determined market rate could be limited by governmental actions.

Payments in U.S. dollars. The terms of any Non-U.S. Dollar-Denominated Securities may provide that we may have the right to make a payment in U.S. dollars instead of the specified currency, if at or about the time when the payment on the Non-U.S. Dollar-Denominated Securities comes due, the specified currency is subject to convertibility, transferability, market disruption, or other conditions affecting its availability because of circumstances beyond our control. These circumstances could include the imposition of exchange controls or our inability to obtain the specified currency because of a disruption in the currency markets for the specified currency. The exchange rate used to make payment in U.S. dollars may be based on limited information and would involve significant discretion on the part of our exchange rate agent. As a result, the value of the payment in U.S. dollars may be less than the value of the payment you would have received in the specified currency if the specified currency had been available.

Court judgments. Any Non-U.S. Dollar-Denominated Securities typically will be governed by New York law. Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on the Non-U.S. Dollar-Denominated Debt Securities would be required to render the judgment in the specified currency. In turn, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on the Non-U.S. Dollar-Denominated Securities, you would bear currency exchange risk until judgment is entered, which could be a long time.

In courts outside of New York, you may not be able to obtain judgment in a specified currency other than U.S. dollars. For example, a judgment for money in an action based on Non-U.S. Dollar-Denominated Securities in many other U.S. federal or state courts ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the specified currency into U.S. dollars will depend on various factors, including which court renders the judgment.

Other Risks

Possible Illiquidity of the Secondary Market. We may not list our securities on any securities exchange. We cannot predict how these securities will trade in the secondary market or whether that market will be liquid or illiquid. The number of potential buyers of our securities in any secondary market may be limited. Although any underwriters or agents may purchase and sell our securities in the secondary market from time to time, these underwriters or agents will not be obligated to do so and may discontinue making a market for the securities at any time without giving us notice. We cannot assure you that a secondary market for any of our securities will develop, or that if one develops, it will be maintained.

Redemption. The terms of our securities may permit or require redemption of the securities prior to maturity. That redemption may occur at a time when prevailing interest rates are relatively low. As a result, in the case of debt or similar securities, a holder of the redeemed securities may not be able to invest the redemption proceeds in a new investment that yields a similar return.

Usury Laws. New York law will govern the debt securities offered by this prospectus. New York usury laws limit the amount of interest that can be charged and paid on loans, including the debt securities. Under current New York law, the maximum permissible rate of interest is 25% per year on a simple interest basis. This limit may not apply to debt securities in which $2,500,000 or more has been invested. While we believe that a U.S. federal or state court sitting outside New York may give effect to New York law, many other states also have laws that regulate the amount of interest that may be charged to and paid by a borrower. We do not intend to claim the benefits of any laws concerning usurious rates of interest.

Credit Rating. Our credit rating is an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit rating may affect the trading value of our securities. However, because the return on our securities generally depends upon factors in addition to our ability to pay our obligations, an improvement in this credit rating will not reduce the other investment risks, if any, related to our securities.

Holding Company. We are a holding company, and therefore we are a separate and distinct legal entity from our banking and nonbanking subsidiaries. We depend on dividends, distributions, and other payments from our banking and nonbanking subsidiaries to fund dividend payments on our capital stock and to fund all payments on our other obligations, including our debt obligations. Many of our subsidiaries are subject to laws that authorize regulatory bodies to block or reduce the flow of funds from those subsidiaries to us. Regulatory action of that kind could impede access to funds we need to make payments on our obligations or dividend payments. In addition, because we are a holding company, our right to participate in a distribution of assets upon a subsidiary’s liquidation or reorganization is subject to the prior claims of the subsidiary’s creditors. As a result, claims of holders of our securities generally will have a junior position to claims of creditors of our subsidiaries, including, in the case of our banking subsidiaries, their depositors.

USE OF PROCEEDS

We intend to use the net proceeds from the sales of the securities to provide additional funds for our operations and for other general corporate purposes.

RATIOS OF EARNINGS TO FIXED CHARGES

Our consolidated ratio of earnings to fixed charges for each of the years in the five-year period ended September 30, 2008 and the six months ended March 31, 2008 and 2009 are as follows:

	Six Months Ended		Year Ended September 30,
	March 31, 2009	March 31, 2008	2008	2007	2006	2005	2004
Ratio of Earnings to Fixed Charges	3.41	1.70	1.95	1.76	2.10	2.91	4.41

DESCRIPTION OF DEBT SECURITIES

General

We may issue senior or subordinated debt securities. Neither the senior debt securities nor the subordinated debt securities will be secured by any of our property or assets. As a result, by owning a debt security, you are one of our unsecured creditors.

The senior debt securities will constitute part of our senior debt, will be issued under our senior debt indenture described below, and will rank on a parity with all of our other unsecured and unsubordinated debt, including our obligations under the Credit Agreement (as defined below).

The subordinated debt securities will constitute part of our subordinated debt, will be issued under our subordinated debt indenture described below, and will be subordinated in right of payment to all of our “senior indebtedness,” as defined in the subordinated debt indenture and the Credit Agreement. Neither the senior debt indenture nor the subordinated debt indenture will limit our ability to incur additional “senior indebtedness.” Any senior debt that we issue will be pari passu with the debt incurred under the Credit Agreement, or otherwise as permitted under the terms of the Credit Agreement. The Credit Agreement contains customary covenants and restrictions.

Credit Agreement refers to the $100,000,000 Credit Agreement, dated as of February 6, 2009, among Raymond James, as Borrower, the Lenders named therein, JPMorgan Chase Bank, National Association, as Administrative Agent, Regions Bank, as Co-Syndication Agent, Fifth Third Bank, as Co-Syndication Agent and PNC Bank, National Association, as Co-Syndication Agent.

The Indentures

The senior debt securities and the subordinated debt securities each are governed by a document called an indenture, which is a contract between us and the applicable trustee. Senior debt securities will be issued under an Indenture that we will file on a Form 8-K or with an amendment to our registration statement in a form substantially similar to the form we have filed as an exhibit hereto (as supplemented, the “Senior Indenture”) and subordinated debt securities will be issued under an Indenture that we will file on a Form 8-K or with an amendment to our registration statement in a form substantially similar to the form we have filed as an exhibit hereto (as supplemented, the “Subordinated Indenture”). The indentures will be substantially identical, except for:

•	the covenant described below under “—Sale or Issuance of Capital Stock of Subsidiaries,” which is included only in the Senior Indenture;

•	the provisions relating to subordination described below under “—Subordination,” which are included only in the Subordinated Indenture; and

•	the events of default described below under “—Defaults and Rights of Acceleration,” many of which are not included in the Subordinated Indenture.

In this prospectus, when we refer to “debt securities,” we mean both our senior debt securities and our subordinated debt securities, and when we refer to the “indenture” or the “trustee” with respect to any debt securities, we mean the indenture under which those debt securities are issued and the trustee under that indenture.

The trustee under each indenture will have two principal functions:

•

First, the trustee can enforce your rights against us if we default. However, there are limitations on the extent to which the trustee may act on your behalf, which we describe below under “—Collection of Indebtedness.”

•	Second, the trustee performs administrative duties for us, including the delivery of interest payments and notices.

Amounts That We May Issue

Neither indenture will limit the aggregate amount of debt securities that we may issue or the number of series or the aggregate amount of any particular series. The indentures and the debt securities also will not limit our ability to incur other indebtedness or to issue other securities. This means that we may issue additional debt securities and other securities at any time without your consent and without notifying you. In addition, neither indenture will contain provisions protecting holders against a decline in our credit quality resulting from takeovers, recapitalizations, the incurrence of additional indebtedness, or restructuring. If our credit quality declines as a result of an event of this type, or otherwise, any ratings of our debt securities then outstanding may be withdrawn or downgraded.

This section is only a summary of the forms of indenture and is subject to and qualified in its entirety by reference to all the provisions of the indentures. We have filed the forms of indenture with the SEC as exhibits to our registration statement, and they are incorporated in this prospectus by reference. See “Where You Can Find More Information” below for information on how to obtain copies of the forms of indenture. Whenever we refer to the defined terms of the indentures in this prospectus or in a prospectus supplement without defining them, the terms have the meanings given to them in the indentures. You must look to the indentures for the most complete description of the information summarized in this prospectus.

Form of Debt Securities

Unless we specify otherwise in the applicable prospectus supplement, we will issue each debt security in global, or book-entry, form. Debt securities in book-entry form will be represented by a global security registered in the name of a depository. Accordingly, the depository will be the holder of all the debt securities represented by the global security. Those who own beneficial interests in a global security will do so through participants in the depository’s securities clearance system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depository and its participants. We describe the procedures applicable to book-entry securities below under the heading “Registration and Settlement.”

Unless we specify otherwise in the applicable prospectus supplement, we will issue our debt securities in fully registered form, without coupons. If we issue a debt security in bearer form, we will describe the special considerations applicable to bearer securities in the applicable prospectus supplement. Some of the features that we describe in this prospectus may not apply to the bearer securities.

Denomination of Debt Securities

Our debt securities may be denominated, and cash payments with respect to the debt securities may be made, in U.S. dollars or in another currency, or in a composite currency, a basket of currencies, or a currency unit or units. Unless we specify otherwise in the applicable prospectus supplement, the debt securities will be denominated, and cash payments with respect to the debt securities will be made, in U.S. dollars, and the debt securities ordinarily will be issued in denominations of $1,000 and multiples of $1,000 in excess of $1,000. If any of the debt securities are denominated, or if principal, any premium, interest, and any other amounts payable on any of the debt securities is payable, in a foreign currency, or in a composite currency, a basket of currencies, or a currency unit or units, the specified currency, as well as any additional investment considerations, risk factors, restrictions, tax consequences, specific terms, and other information relating to that issue of debt securities and the specified currency, composite currency, basket of currencies, or currency unit or units, may be described in the applicable prospectus supplement. We describe some of those investment considerations relating to securities denominated or payable in a currency other than U.S. dollars above under the heading “Risk Factors.”

Different Series of Debt Securities

We may issue our debt securities from time to time in one or more series with the same or different maturities. We also may “reopen” a series of our debt securities. This means that we can increase the principal amount of a series of our debt securities by selling additional debt securities with the same terms. We may do so without notice to the existing holders of securities of that series. However, any new securities of this kind may begin to bear interest at a different date.

This section of the prospectus summarizes the material terms of the debt securities that are common to all series. We will describe the financial and other specific terms of the series of debt securities being offered in the applicable prospectus supplement. The prospectus supplement also may describe any differences from the material terms described in this prospectus. If there are any differences between the applicable prospectus supplement and this prospectus, the applicable prospectus supplement will control.

Information in the Prospectus Supplement

The terms of your series of debt securities as described in the applicable prospectus supplement may include the following:

•	the title and type of the debt securities;

•	the principal amount of the debt securities;

•	the minimum denominations, if other than $1,000 and multiples of $1,000 in excess of $1,000;

•	the percentage of the stated principal amount at which the debt securities will be sold and, if applicable, the method of determining the price;

•	the person to whom interest is payable, if other than the owner of the debt securities;

•	the maturity date or dates;

•	the interest rate or rates, which may be fixed or variable, and the method used to calculate that interest;

•	any index used to determine the amounts of any payments on the debt securities and the manner in which those amounts will be determined;

•	the interest payment dates, the regular record dates for the interest payment dates, and the date interest will begin to accrue;

•	the place or places where payments on the debt securities may be made and the place or places where the debt securities may be presented for registration of transfer or exchange;

•

any date or dates after which the debt securities may be redeemed, repurchased, or repaid in whole or in part at our option or the option of the holder, and the periods, prices, terms, and conditions of that redemption, repurchase, or repayment;

•	if other than the full principal amount, the portion of the principal amount of the debt securities that will be payable if their maturity is accelerated;

•	the currency of principal, any premium, interest, and any other amounts payable on the debt securities, if other than U.S. dollars;

•	if the debt securities will be issued in other than book-entry form;

•	the identification of or method of selecting any interest rate calculation agents, exchange rate agents, or any other agents for the debt securities;

•	any provisions for the discharge of our obligations relating to the debt securities by the deposit of funds or U.S. government obligations;

•	any provisions relating to the extension or renewal of the maturity date of the debt securities;

•	whether the debt securities will be listed on any securities exchange; and

•	any other terms of the debt securities that are permitted under the applicable indenture.

Fixed-Rate Notes

General. We may issue debt securities that bear interest at one or more fixed rates of interest, as specified in the applicable prospectus supplement. We refer to these as “fixed-rate notes.” Unless we specify otherwise in the applicable prospectus supplement, each fixed-rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a fixed-rate note at the fixed annual rate stated in the applicable prospectus supplement, until the principal is paid or made available for payment or the note is converted or exchanged.

Unless we specify otherwise in the applicable prospectus supplement, we will pay interest on any fixed-rate note quarterly, semi-annually, or annually, as applicable, in arrears, on the days set forth in the applicable prospectus supplement (each such day being an “interest payment date”) and at maturity. Each interest payment due on an interest payment date or the maturity date will include interest accrued from and including the most recent interest payment date to which interest has been paid, or, if no interest has been paid, from the original issue date, to but excluding the next interest payment date or the maturity date, as the case may be. Unless we specify otherwise in the applicable prospectus supplement, interest on fixed-rate notes will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months. We will make payments on fixed-rate notes as described below under the heading “—Payment of Principal, Interest, and Other Amounts Due.”

Amortizing Notes. We also may issue amortizing notes, which are fixed-rate notes for which combined principal and interest payments are made in installments over the life of the debt security. Payments on amortizing notes are applied first to interest due and then to the reduction of the unpaid principal amount. The prospectus supplement for an amortizing note will include a table setting forth repayment information.

Floating-Rate Notes

General. We may issue debt securities that will bear interest at a floating rate of interest determined by reference to one or more interest rate bases, or by reference to one or more interest rate formulae, referred to as the “base rate.” We refer to these debt securities as “floating-rate notes.” The base rate may be one or more of the following:

•	the federal funds rate, in which case the debt security will be a “federal funds rate note;”

•	the London interbank offered rate, in which case the debt security will be a “LIBOR note;”

•	the euro interbank offered rate, in which case the debt security will be a “EURIBOR note;”

•	the prime rate, in which case the debt security will be a “prime rate note;”

•	the treasury rate, in which case the debt security will be a “treasury rate note;” or

•	any other interest rate formula as may be specified in the applicable prospectus supplement.

The interest rate for a floating-rate note will be determined by reference to:

•	the specified base rate based on the index maturity;

•	plus or minus the spread, if any; and/or

•	multiplied by the multiplier, if any.

For any floating-rate note, the “index maturity” is the period to maturity of the instrument for which the interest rate basis is calculated and will be specified in the applicable prospectus supplement. The “spread” is the number of basis points we specify on the floating-rate note to be added to or subtracted from the base rate. The “multiplier” is the percentage we may specify on the floating-rate note by which the base rate is multiplied in order to calculate the applicable interest rate.

A floating-rate note also may be subject to:

•	a maximum interest rate limit, or ceiling, on the interest that may accrue during any interest period;

•	a minimum interest rate limit, or floor, on the interest that may accrue during any interest period; or

•	both.

Unless we specify otherwise in the applicable prospectus supplement, each floating-rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a floating-rate note at the annual rate determined according to the interest rate formula stated in the applicable prospectus supplement, until the principal is paid or made available for payment. Unless we specify otherwise in the applicable prospectus supplement, we will pay interest on any floating-rate note monthly, quarterly, semi-annually, or annually, as applicable, in arrears, on the days set forth in the applicable prospectus supplement. Unless we specify otherwise in the applicable prospectus supplement, each interest payment due on an interest payment date or the maturity date will include interest accrued from and including the most recent interest payment date to which interest has been paid, or, if no interest has been paid, from the original issue date, to but excluding the next interest payment date or the maturity date, as the case may be. We will make payments on floating-rate notes as described below under the heading “—Payment of Principal, Interest, and Other Amounts Due.”

How Interest Is Reset. The interest rate in effect from the date of issue to the first interest reset date for a floating-rate note will be the initial interest rate determined as described in the applicable prospectus supplement. The interest rate of each floating-rate note may be reset daily, weekly, monthly, quarterly, semi-annually, or annually, as we specify in the applicable prospectus supplement. We refer to the period during which an interest rate is effective as an “interest period,” and the first day of each interest period as the “interest reset date.”

The “interest determination date” for any interest reset date is the day the calculation agent will refer to when determining the new interest rate at which a floating rate will reset. Unless we specify otherwise in the applicable prospectus supplement, the interest determination date for an interest reset date will be:

•	for a federal funds rate note or a prime rate note, the business day immediately preceding the interest reset date;

•

for a LIBOR note, the second London Banking Day (as defined below) preceding the interest reset date unless the index currency is pounds sterling, in which case the interest determination date will be the interest reset date;

•	for a EURIBOR note, the second TARGET Settlement Date (as defined below) preceding the interest reset date;

•	for a treasury rate note, the day of the week in which the interest reset date falls on which Treasury bills (as described below) of the applicable index maturity would normally be auctioned; and

•

for a floating-rate note with two or more base rates, the interest determination date will be the most recent business day that is at least two business days prior to the applicable interest reset date on which each applicable base rate is determinable.

Treasury bills usually are sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction usually is held on the following Tuesday, except that the auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is held on the preceding Friday, that preceding Friday will be the interest determination date pertaining to the interest reset date occurring in the next succeeding week. The treasury rate will be determined as of that date, and the applicable interest rate will take effect on the applicable interest reset date.

We will specify the interest reset dates in the applicable prospectus supplement. If any interest reset date for any floating-rate note falls on a day that is not a business day for the floating-rate note, the interest reset date for the floating-rate note will be postponed to the next day that is a business day for the floating-rate note. However, unless we specify otherwise in the applicable prospectus supplement, in the case of a LIBOR note or a EURIBOR note, if the next business day is in the next succeeding calendar month, the interest reset date will be the immediately preceding business day.

Calculation of Interest. Calculations relating to floating-rate notes will be made by the calculation agent, which will be an institution that we appoint as our agent for this purpose. The calculation agent may be one of our affiliates, including Raymond James & Associates, Inc. We will identify in the applicable prospectus supplement the calculation agent we have appointed for a particular series of debt securities as of its original issue date. We may appoint different calculation agents from time to time after the original issue date of a floating-rate note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you, the trustee, and us.

For each floating-rate note, the calculation agent will determine, on the corresponding calculation or interest determination date, the interest rate for the applicable interest period. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period. Unless we specify otherwise in the applicable prospectus supplement, the calculation date for any interest determination date will be the date by which the calculation agent computes the amount of interest owed on a floating-rate note for the related interest period. Unless we specify otherwise in the applicable prospectus supplement, the calculation date pertaining to an interest determination date will be the earlier of:

•	the tenth calendar day after that interest determination date or, if that day is not a business day, the next succeeding business day; or

•	the business day immediately preceding the applicable interest payment date, the maturity date, or the date of redemption or prepayment, as the case may be.

Accrued interest on a floating-rate note is calculated by multiplying the principal amount of a note by an accrued interest factor. This accrued interest factor is the sum of the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless we specify otherwise in the applicable prospectus supplement, the accrued interest factor will be computed and interest will be paid (including payments for partial periods) as follows:

•

for federal funds rate notes, LIBOR notes, EURIBOR notes, prime rate notes, or any other floating-rate notes other than treasury rate notes, the daily interest factor will be computed by dividing the interest rate in effect on that day by 360; and

•	for treasury rate notes, the daily interest factor will be computed by dividing the interest rate in effect on that day by 365 or 366, as applicable.

All amounts used in or resulting from any calculation on floating-rate notes will be rounded to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward. Unless we specify otherwise in the applicable prospectus supplement, all percentages resulting from any calculation with respect to a floating-rate note will be rounded, if necessary, to the nearest one hundred-thousandth of a percent, with five one-millionths of a percentage point rounded upwards, e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655).

In determining the base rate that applies to a floating-rate note during a particular interest period, the calculation agent may obtain rate quotes from various banks or dealers active in the relevant market, as described in the descriptions of the base rates below and/or in the applicable prospectus supplement. Those reference banks and dealers may include the calculation agent itself and its affiliates, as well as any underwriter, dealer, or agent participating in the distribution of the relevant floating-rate notes and its affiliates, and they may include our affiliates.

At the request of the holder of any floating-rate note, the calculation agent will provide the interest rate then in effect for that floating-rate note and, if already determined, the interest rate that is to take effect on the next interest reset date.

LIBOR Notes. Each LIBOR note will bear interest at the LIBOR base rate, adjusted by any spread or multiplier, as specified in the applicable prospectus supplement. The LIBOR base rate will be the London interbank offered rate for deposits in U.S. dollars or any index currency, as specified in the applicable prospectus supplement.

The calculation agent will determine LIBOR on each interest determination date as follows:

•

If “LIBOR Reuters” is specified in the applicable prospectus supplement, LIBOR will be the arithmetic mean of the offered rates for deposits in the relevant index currency having the index maturity described in the applicable prospectus supplement, commencing on the related interest reset date, as the rates appear on the designated LIBOR page in the applicable prospectus supplement as of 11:00 A.M., London time, on that interest determination date, if at least two offered rates appear on the designated LIBOR page, except that, if the designated LIBOR page only provides for a single rate, that single rate will be used.

If “LIBOR Reuters” applies and fewer than two of the rates described above appear on that page or no rate appears on any page on which only one rate normally appears, then the calculation agent will determine LIBOR as follows:

•

The calculation agent will select four major banks in the London interbank market, after consultation with us. On the interest determination date, those four banks will be requested to provide their offered quotations for deposits in the relevant index currency having an index maturity specified in the applicable prospectus supplement commencing on the interest reset date to prime banks in the London interbank market at approximately 11:00 A.M., London time.

•	If at least two quotations are provided, the calculation agent will determine LIBOR as the arithmetic mean of those quotations.

•

If fewer than two quotations are provided, the calculation agent will select, after consultation with us, three major banks in New York City. On the interest determination date, those three banks will be requested to provide their offered quotations for loans in the relevant index currency having an index maturity specified in the applicable prospectus supplement commencing on the interest reset date to leading European banks at approximately 11:00 A.M., New York time. The calculation agent will determine LIBOR as the arithmetic mean of those quotations.

•	If fewer than three New York City banks selected by the calculation agent are quoting rates, LIBOR for that interest period will remain LIBOR then in effect on the interest determination date.

EURIBOR Notes. Each EURIBOR note will bear interest at the EURIBOR base rate, adjusted by any spread or multiplier, as specified in the applicable prospectus supplement.

EURIBOR means, for any interest determination date, the rate for deposits in euro as sponsored, calculated, and published jointly by the European Banking Federation and ACI—The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the index maturity specified in the applicable prospectus supplement, as that rate appears on the display on Reuters, or any successor service, on page EURIBOR 01 or any other page as may replace page EURIBOR 01 (“Reuters Page EURIBOR 01”), as of 11:00 A.M., Brussels time.

The following procedures will be followed if EURIBOR cannot be determined as described above:

•

If no offered rate appears on Reuters Page EURIBOR 01 on an interest determination date at approximately 11:00 A.M., Brussels time, then the calculation agent, after consultation with us, will select four major banks in the Euro-zone interbank market to provide a quotation of the rate at which deposits in euro having the index maturity specified in the applicable prospectus supplement are offered to prime banks in the Euro-zone interbank market, and in a principal amount not less than the equivalent of €1,000,000, that is representative of a single transaction in euro in that market at that time. If at least two quotations are provided, EURIBOR will be the arithmetic mean of those quotations.

•

If fewer than two quotations are provided, then the calculation agent, after consultation with us, will select four major banks in the Euro-zone interbank market to provide a quotation of the rate offered by them, at approximately 11:00 A.M., Brussels time, on the interest determination date, for loans in euro to prime banks in the Euro-zone interbank market for a period of time equivalent to the index maturity specified in the applicable prospectus supplement commencing on that interest reset date and in a principal amount not less than the equivalent of €1,000,000, that is representative of a single transaction in euro in that market at that time. If at least three quotations are provided, EURIBOR will be the arithmetic mean of those quotations.

•	If three quotations are not provided, EURIBOR for that interest determination date will be equal to EURIBOR for the immediately preceding interest period.

“Euro-zone” means the region comprising member states of the European Union that have adopted the euro as their single currency.

Treasury Rate Notes. Each treasury rate note will bear interest at the treasury rate, adjusted by any spread or multiplier, as specified in the applicable prospectus supplement.

The “treasury rate” for any interest determination date is the rate set at the auction of direct obligations of the United States (“Treasury bills”) having the index maturity described in the applicable prospectus supplement, as specified under the caption “Investment Rate” on the display on Reuters, or any successor service, on page USAUCTION 10 or any other page as may replace page USAUCTION 10, or page USAUCTION 11 or any other page as may replace page USAUCTION 11.

The following procedures will be followed if the treasury rate cannot be determined as described above:

•

If the rate is not displayed on Reuters by 3:00 P.M., New York City time, on the related calculation date, the treasury rate will be the rate of Treasury bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.”

•

If the alternative rate described in the paragraph immediately above is not published by 3:00 P.M., New York City time, on the related calculation date, the treasury rate will be the bond equivalent yield, as defined below, of the auction rate of the applicable Treasury bills as announced by the U.S. Department of the Treasury.

•

If the alternative rate described in the paragraph immediately above is not announced by the U.S. Department of the Treasury, or if the auction is not held, the treasury rate will be the bond equivalent yield of the rate on the particular interest determination date of the applicable Treasury bills as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.”

•

If the alternative rate described in the paragraph immediately above is not published by 3:00 P.M., New York City time, on the related calculation date, the treasury rate will be the rate on the particular interest determination date of the applicable Treasury bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.”

•

If the alternative rate described in the paragraph immediately above is not published by 3:00 P.M., New York City time, on the related calculation date, the treasury rate will be the rate on the particular interest determination date calculated by the calculation agent as the bond equivalent yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that interest determination date, of three primary U.S. government securities dealers, selected by the calculation agent, after consultation with us, for the issue of Treasury bills with a remaining maturity closest to the particular index maturity.

•

If the dealers selected by the calculation agent are not quoting as described in the paragraph immediately above, the treasury rate will be the treasury rate in effect on the particular interest determination date.

The bond equivalent yield will be calculated using the following formula:

Bond equivalent yield =	D x N	x 100
360-(D x M)

where “D” refers to the applicable annual rate for Treasury bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable interest period.

“H.15(519)” means the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board.

“H.15 Daily Update” means the daily update of H.15(519), available through the website of the Federal Reserve Board at www.federalreserve.gov/releases/h15/update, or any successor site or publication.

Federal Funds Rate Notes. Each federal funds rate note will bear interest at the federal funds rate, adjusted by any spread or multiplier, as specified in the applicable prospectus supplement.

The “federal funds rate” for any interest determination date is the rate on that date for U.S. dollar federal funds, as published in H.15(519) prior to 3:00 P.M., New York City time, on the related calculation date, under the heading “Federal Funds (Effective)” and displayed on Reuters, or any successor service, on page FEDFUNDS 1 or any other page as may replace the specified page on that service (“Reuters Page FEDFUNDS 1”).

The following procedures will be followed if the federal funds rate cannot be determined as described above:

•

If the rate is not published in H.15(519) by 3:00 P.M., New York City time, on the related calculation date or does not appear on Reuters Page FEDFUNDS 1, the federal funds rate will be the rate on that interest determination date, as published in H.15 Daily Update, or any other recognized electronic source for the purposes of displaying the applicable rate, under the caption “Federal Funds (Effective).”

•

If the alternative rate described above is not published in H.15 Daily Update, or other recognized electronic source for the purposes of displaying the applicable rate, by 3:00 P.M., New York City time, on the related calculation date, then the calculation agent will determine the federal funds rate to be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds quoted prior to 9:00 A.M., New York City time, on that interest determination date, by each of three leading brokers of U.S. dollar federal funds transactions in New York City, selected by the calculation agent, after consultation with us.

•	If fewer than three brokers selected by the calculation agent are quoting as described above, the federal funds rate will be the federal funds rate then in effect on that interest determination date.

Prime Rate Notes. Each prime rate note will bear interest at the prime rate, as adjusted by any spread or multiplier, as specified in the applicable prospectus supplement.

The “prime rate” for any interest determination date is the prime rate or base lending rate on that date, as published in H.15(519) prior to 3:00 P.M., New York City time, on the related calculation date, under the heading “Bank Prime Loan.”

The following procedures will be followed if the prime rate cannot be determined as described above:

•

If the rate is not published in H.15(519) by 3:00 P.M., New York City time, on the related calculation date, then the prime rate will be the rate as published in H.15 Daily Update, or any other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Bank Prime Loan.”

•

If the alternative rate described above is not published in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related calculation date, then the calculation agent will determine the prime rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters screen US PRIME 1, as defined below, as that bank’s prime rate or base lending rate as in effect as of 11:00 A.M., New York City time, on that interest determination date.

•

If fewer than four rates appear on the Reuters screen US PRIME 1 for that interest determination date, by 3:00 P.M., New York City time, then the calculation agent will determine the prime rate to be the arithmetic mean of the prime rates or base lending rates furnished in New York City by three substitute banks or trust companies (all organized under the laws of the United States or any of its states and having total equity capital of at least $500,000,000) selected by the calculation agent, after consultation with us.

•	If the banks selected by the calculation agent are not quoting as described above, the prime rate will remain the prime rate then in effect on the interest determination date.

“Reuters screen US PRIME 1” means the display designated as page “US PRIME 1” on the Reuters Monitor Money Rates Service (or any other page as may replace the US PRIME 1 page on that service for the purpose of displaying prime rates or base lending rates of major U.S. banks).

Indexed Notes

We may issue debt securities that provide that the rate of return, including the principal, premium (if any), interest, or other amounts payable (if any), is determined by reference, either directly or indirectly, to the price or performance of one or more securities, currencies or composite currencies, commodities, interest rates, stock indices, or other indices or formulae, in each case as specified in the applicable prospectus supplement. We refer to these as “indexed notes.”

Holders of indexed notes may receive an amount at maturity that is greater than or less than the face amount of the notes, depending upon the formula used to determine the amount payable and the relative value at maturity of the reference asset or underlying obligation. The value of the applicable index will fluctuate over time.

An indexed note may provide either for cash settlement or for physical settlement by delivery of the indexed note or securities, or other securities of the types listed above. An indexed note also may provide that the form of settlement may be determined at our option or the holder’s option. Some indexed notes may be convertible, exercisable, or exchangeable prior to maturity, at our option or the holder’s option, for the related securities.

Information in the Prospectus Supplement. We will specify in the applicable prospectus supplement the method for determining the principal, premium (if any), interest, or other amounts payable (if any) in respect of particular indexed notes, as well as certain historical information with respect to the specified index or indexed items, specific risk factors relating to that particular type of indexed note, and tax considerations associated with an investment in the indexed notes.

The prospectus supplement for any particular indexed notes also will identify the calculation agent that will calculate the amounts payable with respect to the indexed note. The calculation agent may be one of our affiliates, including Raymond James & Associates, Inc. We may appoint different calculation agents from time to time after the original issue date of an indexed note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you, the trustee, and us. Upon request of the holder of an indexed note, the calculation agent will provide, if applicable, information relating to the current principal, premium (if any), rate of interest, interest payable, or other amounts payable (if any) in connection with the indexed note.

Indexed Amortizing Notes. We also may offer “indexed amortizing notes,” the rate of amortization and final maturity of which are subject to periodic adjustment based upon the degree to which an objective base or index rate such as LIBOR, called a “reference rate,” coincides with a specified “target rate.” Indexed amortizing notes may provide for adjustment of the amortization rate either on every interest payment date, or only on interest payment dates that occur after a specified “lockout date.” Each indexed amortizing note will include an amortization table, specifying the rate at which the principal of the note is to be amortized following any applicable interest payment date, based upon the difference between the reference rate and the target rate. The specific terms of, and any additional considerations relating to, indexed amortizing notes will be set forth in the applicable prospectus supplement.

Floating-Rate/Fixed-Rate/Indexed Notes

We may issue a debt security with elements of each of the fixed-rate, floating-rate, and indexed notes described above. For example, a debt security may bear interest at a fixed rate for some periods and at a floating rate in others. Similarly, a debt security may provide for a payment of principal at maturity linked to an index and also may bear interest at a fixed or floating rate. We will describe the determination of interest for any of these debt securities in the applicable prospectus supplement.

Original Issue Discount Notes

A fixed-rate note, a floating-rate note, or an indexed note may be an original issue discount note. Original issue discount notes are debt securities that are issued at a price lower than their stated principal amount or lower than their minimum guaranteed repayment amount at maturity. Original issue discount notes may bear no interest (“zero coupon rate notes”) or may bear interest at a rate that is below market rates at the time of issuance. Upon an acceleration of the maturity of an original issue discount note, the amount of interest payable will be determined in accordance with the terms of the note, as described in the applicable prospectus supplement. That amount normally is less than the amount payable at the maturity date. A note issued at a discount to its principal may, for U.S. federal income tax purposes, be considered an original issue discount note, regardless of the amount payable upon redemption or acceleration of maturity. See “U.S. Federal Income Tax Considerations—Taxation of Debt Securities” below for a summary of the U.S. federal income tax consequences of owning an original issue discount note.

Payment of Principal, Interest, and Other Amounts Due

Paying Agents. We may appoint one or more financial institutions to act as our paying agents. Unless we specify otherwise in the applicable prospectus supplement, the trustee will act as our sole paying agent, security registrar, and transfer agent with respect to the debt securities through the trustee’s office. At any time, we may rescind the designation of a paying agent, appoint a successor paying agent, or approve a change in the office through which any successor paying agent acts in accordance with the applicable indenture. In addition, we may decide to act as our own paying agent with respect to some or all of the debt securities, and the paying agent may resign.

Payments to Holders. We refer to each date on which interest is payable on a debt security as an “interest payment date.” Unless we specify otherwise in the applicable prospectus supplement, the provisions described in this section will apply to payments on the debt securities.

Interest payments on the debt securities will be made on each interest payment date applicable to, and at the maturity date of, the debt securities. Interest payable at any interest payment date other than the maturity date will be paid to the registered holder of the debt security on the regular record date for that interest payment date, as described below. However, unless we specify otherwise in the applicable prospectus supplement, the initial interest payment on a debt security issued between a regular record date and the interest payment date immediately following the regular record date will be made on the second interest payment date following the original issue date to the holder of record on the regular record date preceding the second interest payment date. The principal and interest payable at maturity will be paid to the holder of the debt security at the close of business on the maturity date.

Record Dates for Payment of Interest. Unless we specify otherwise in the applicable prospectus supplement, the record date for any interest payment for a debt security in book-entry only form generally will be the business day prior to the payment date. If the debt security is in a form that is other than book-entry only, unless we specify otherwise in the applicable prospectus supplement, the regular record date for an interest payment date will be the last day of the calendar month preceding the interest payment date or the fifteenth day of the calendar month in which the interest payment date occurs, as specified in the prospectus supplement, whether or not that date is a business day.

Business Day Convention. Unless we specify otherwise in the applicable prospectus supplement, if any interest payment date or the maturity date of a debt security falls on a day that is not a business day, we will make the required payment on the next business day, and no additional interest will accrue in respect of the payment made on the next business day. However, unless we specify otherwise in the applicable prospectus supplement, for LIBOR notes or EURIBOR notes, if an interest payment date falls on a date that is not a business day, and the next business day is in the next calendar month, the interest payment date will be the immediately preceding business day.

Unless we specify otherwise in the applicable prospectus supplement, the term “business day” means, for any debt security, a day that meets all the following applicable requirements:

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for all debt securities, is any weekday that is not a legal holiday in New York, New York, St. Petersburg, Florida, or any other place of payment of the debt security, and is not a date on which banking institutions in those cities are authorized or required by law or regulation to be closed;

•

for any LIBOR note, also is a day on which commercial banks are open for business (including dealings in the index currency specified in the applicable prospectus supplement) in London, England (a “London Banking Day”);

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for any debt security denominated in euro or any EURIBOR note, also is a day on which the TransEuropean Automated Real-Time Gross Settlement Express Transfer (TARGET 2) System (“TARGET”) or any successor is operating (a “TARGET Settlement Date”); and

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for any debt security that has a specified currency other than U.S. dollars or euro, also is not a day on which banking institutions generally are authorized or obligated by law, regulation, or executive order to close in the principal financial center of the country of the specified currency.

For purposes of this determination, the “principal financial centers” are:

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the capital city of the country issuing the specified currency, except for U.S. dollars, Australian dollars, Canadian dollars, South African rand, and Swiss francs, for which the “principal financial centers” are New York, Sydney and Melbourne, Toronto, Johannesburg, and Zurich, respectively; or

•

the capital city of the country to which the index currency relates, except for U.S. dollars, Australian dollars, Canadian dollars, South African rand, and Swiss francs, for which the “principal financial centers” are New York, Sydney, Toronto, Johannesburg, and Zurich, respectively.

Payments Due in U.S. Dollars. Unless we specify otherwise in the applicable prospectus supplement, we will follow the practices described in this subsection when we pay amounts that are due in U.S. dollars.

We will make payments on debt securities in book-entry form in accordance with arrangements then in place between the paying agent and the depository or its nominee, as holder. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depository and its participants, as described below under the heading “Registration and Settlement.”

We will pay any interest on debt securities in certificated form on each interest payment date other than the maturity date by check mailed to holders of the debt securities on the applicable record date at the address appearing on our records. We will pay any principal, premium (if any), interest, and other amounts payable (if any) at the maturity date of a debt security in certificated form by wire transfer of immediately available funds upon surrender of the debt security at the corporate trust office of the applicable trustee or paying agent.

Book-entry and other indirect owners should contact their banks or brokers for information on how they will receive payments on their debt securities.

Payments Due in Other Currencies. Unless we specify otherwise in the applicable prospectus supplement, we will follow the practices described in this subsection when we pay amounts that are due in a currency other than U.S. dollars. Unless we specify otherwise in the applicable prospectus supplement, holders are not entitled to receive payments in U.S. dollars of an amount due in another currency, either on a global debt security or a debt security in certificated form.

We will make payments on Non-U.S. Dollar Denominated Debt Securities in book-entry form in the applicable specified currency in accordance with arrangements then in place between the paying agent and the depository or its nominee, as holder. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depository and its participants, as described below under the heading “Registration and Settlement.”

We will pay any interest on Non-U.S. Dollar-Denominated Debt Securities in certificated form by check mailed to holders of the debt securities on the applicable record date at the address appearing on our records. We will pay any principal, premium (if any), interest, and other amounts payable (if any) at the maturity date of a Non-U.S. Dollar-Denominated Debt Security in certificated form by wire transfer of immediately available funds upon surrender of the debt security at the corporate trust office of the applicable trustee or paying agent.

If we issue a debt security in a specified currency other than U.S. dollars, unless we specify otherwise in the applicable prospectus supplement, we will appoint a financial institution to act as the exchange rate agent. The exchange rate agent will determine the applicable rate of exchange that would apply to a payment made in U.S. dollars, if the currency in which we otherwise would be required to make the applicable payment is not available. The exchange rate agent may be one of our affiliates, including Raymond James & Associates, Inc. We will identify in the applicable prospectus supplement the exchange rate agent that we have appointed for a particular debt security as of its original issue date. We may appoint different exchange rate agents from time to time after the original issue date of the debt security without your consent and without notifying you of the change. All determinations made by the exchange rate agent will be in its sole discretion unless we state in the applicable prospectus supplement that any determination requires our approval. Absent manifest error, those determinations will be final and binding on you and us.

Book-entry and other indirect owners of a debt security with a specified currency other than U.S. dollars should contact their banks or brokers for information about how to receive payments in the specified currency or in U.S. dollars.

No Sinking Fund

Unless we specify otherwise in the applicable prospectus supplement, our debt securities will not be entitled to the benefit of any sinking fund. This means that we will not deposit money on a regular basis into any separate custodial account to repay the debt securities.

Redemption

The applicable prospectus supplement will indicate whether we may redeem the debt securities prior to their maturity date. If we may redeem the debt securities prior to maturity, the applicable prospectus supplement will indicate the redemption price, the method for redemption, and the date or dates upon which we may redeem the debt securities. Unless we specify otherwise in the applicable prospectus supplement, we may redeem debt securities only on an interest payment date, and the redemption price will be 100% of the principal amount of the debt securities to be redeemed, plus any accrued and unpaid interest.

Unless we specify otherwise in the applicable prospectus supplement, we may exercise our right to redeem debt securities by giving notice to the trustee under the applicable indenture at least 10 business days but not more than 60 calendar days before the specified redemption date. The notice will take the form of a certificate signed by us specifying:

•	the date fixed for redemption;

•	the redemption price;

•	the CUSIP number of the debt securities to be redeemed;

•	the amount to be redeemed, if less than all of a series of debt securities is to be redeemed;

•	the place of payment for the debt securities to be redeemed; and

•	that on and after the date fixed for redemption, interest will cease to accrue on the debt securities to be redeemed.

So long as a depository is the record holder of the applicable debt securities to be redeemed, we will deliver any notice of our election to exercise our redemption right only to that depository.

Repayment

The applicable prospectus supplement will indicate whether the debt securities can be repaid at the holder’s option prior to their maturity date. If the debt securities may be repaid prior to maturity, the applicable prospectus supplement will indicate the applicable repayment price or prices, the procedures for repayment, and the date or dates on or after which the holder can request repayment.

Repurchase

We may purchase at any time and from time to time, through a subsidiary or affiliate of ours, outstanding debt securities by tender, in the open market, or by private agreement. We, or our affiliates, have the discretion to hold or resell any repurchased debt securities. We also have the discretion to cancel any repurchased debt securities.

Conversion

We may issue debt securities that are convertible into, or exercisable or exchangeable for, at either our option or the holder’s option, our preferred stock, depositary shares, common stock, or other debt securities, or debt or equity securities of one or more third parties. The applicable prospectus supplement will describe the terms of any conversion, exercise, or exchange features, including:

•	the periods during which conversion, exercise, or exchange, as applicable, may be elected;

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the conversion, exercise, or exchange price payable and the number of shares or amount of our preferred stock, depositary shares, common stock, or other debt securities, or debt or equity securities of a third party, that may be issued upon conversion, exercise, or exchange, and any adjustment provisions; and

•	the procedures for electing conversion, exercise, or exchange, as applicable.

Exchange, Registration, and Transfer

Subject to the terms of the applicable indenture, debt securities of any series in certificated form may be exchanged at the option of the holder for other debt securities of the same series and of an equal aggregate principal amount and type in any authorized denominations.

Debt securities in certificated form may be presented for registration of transfer at the office of the security registrar or at the office of any transfer agent that we designate and maintain. The security registrar or the transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. We will specify in the applicable prospectus supplement the authenticating agent, registrar, and transfer agent for the debt securities issued under the respective indentures. We may change the security registrar or the transfer agent or approve a change in the location through which any security registrar or transfer agent acts at any time, except that we will be required to maintain a security registrar and transfer agent in each place of payment for each series of debt securities. At any time, we may designate additional transfer agents for any series of debt securities.

We will not be required to (1) issue, exchange, or register the transfer of any debt security of any series to be redeemed for a period of 15 days before those debt securities were selected for redemption, or (2) exchange or register the transfer of any debt security that was selected, called, or is being called for redemption, except the unredeemed portion of any debt security being redeemed in part.

For a discussion of restrictions on the exchange, registration, and transfer of book-entry securities, see “Registration and Settlement” below.

Subordination

Our subordinated debt securities will be subordinated in right of payment to all of our “senior indebtedness.” The Subordinated Indenture will define “senior indebtedness” as any indebtedness for money borrowed, including all of our indebtedness for borrowed and purchased money, as well as our obligations under the Credit Agreement, all of our obligations arising from off-balance sheet guarantees and direct credit substitutes, and our obligations associated with derivative products such as interest and foreign exchange rate contracts and commodity contracts, that are outstanding on the date we execute the Subordinated Indenture, or will be created, incurred, or assumed after that date, for which we are responsible or liable as obligor, guarantor, or otherwise, and all deferrals, renewals, extensions, and refundings of that indebtedness or obligations, other than the debt securities issued under the Subordinated Indenture or any other indebtedness that by its terms is subordinate in right of payment to any of our other indebtedness. Each prospectus supplement for a series of subordinated debt securities will indicate the aggregate amount of our senior indebtedness outstanding at that time and any limitation on the issuance of additional senior indebtedness.

If there is a default or event of default under any senior indebtedness that would allow acceleration of maturity of the senior indebtedness and that default or event of default is not remedied, and we and the trustee of the Subordinated Indenture receive notice of this default from the holders of at least 10% in principal amount of any kind or category of any senior indebtedness or if the trustee of the Subordinated Indenture receives notice from us, then we will not be able to make any principal, premium, interest, or other payments on the subordinated debt securities or repurchase our subordinated debt securities.

If any subordinated debt security is declared due and payable before the required date or upon a payment or distribution of our assets to creditors pursuant to a dissolution, winding up, liquidation, or reorganization, we are required to pay all principal, premium, interest, or other payments to holders of senior indebtedness before any holders of subordinated debt are paid. In addition, if any amounts previously were paid to the holders of subordinated debt or the trustee of the Subordinated Indenture, the holders of senior indebtedness will have first rights to the amounts previously paid.

Subject to the payment in full of all our senior indebtedness, the holders of our subordinated debt securities will be subrogated to the rights of the holders of our senior indebtedness to receive payments or distributions of our assets applicable to the senior indebtedness until our subordinated debt securities are paid in full. For purposes of this subrogation, the subordinated debt securities will be subrogated equally and ratably with all our other indebtedness that by its terms ranks on a parity with our subordinated debt securities and is entitled to like rights of subrogation.

Sale or Issuance of Capital Stock of Subsidiaries

The Senior Indenture prohibits the issuance, sale, or other disposition of capital stock, or securities convertible into or options, warrants, or rights to acquire capital stock, of any Principal Subsidiary (as defined below) or of any subsidiary which owns shares of capital stock, or securities convertible into or options, warrants, or rights to acquire capital stock, of any Principal Subsidiary, with the following exceptions:

•	sales of directors’ qualifying shares;

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sales or other dispositions for fair market value, if, after giving effect to the disposition and to conversion of any shares or securities convertible into capital stock of a Principal Subsidiary, we would own at least 80% of each class of the capital stock of that Principal Subsidiary;

•	sales or other dispositions made in compliance with an order of a court or regulatory authority of competent jurisdiction;

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any sale by a Principal Subsidiary of additional shares of its capital stock, securities convertible into shares of its capital stock, or options, warrants, or rights to subscribe for or purchase shares of its capital stock, to its stockholders at any price, so long as before that sale we owned, directly or indirectly, securities of the same class and immediately after the sale, we owned, directly or indirectly, at least as great a percentage of each class of securities of the Principal Subsidiary as we owned before the sale of additional securities; and

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any issuance of shares of capital stock, or securities convertible into or options, warrants, or rights to subscribe for or purchase shares of capital stock, of a Principal Subsidiary or any subsidiary which owns shares of capital stock, or securities convertible into or options, warrants, or rights to acquire capital stock, of any Principal Subsidiary, to us or our wholly owned subsidiary.

A “Principal Subsidiary” is defined in the Senior Indenture as any entity with total assets equal to more than 10% of our total consolidated assets. As of the date of this prospectus, Eagle Asset Management, Inc., Raymond James & Associates, Inc., Raymond James Bank, FSB, Raymond James Financial Services, Inc., and Raymond James Ltd. (Canadian) would be our only Principal Subsidiaries.

Limitation on Mergers and Sales of Assets

Each indenture generally permits a consolidation or merger between us and another entity. It also permits the sale or transfer by us of all or substantially all of our assets. These transactions are permitted if:

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the resulting or acquiring entity, if other than us, is organized and existing under the laws of the United States or any state or the District of Columbia and expressly assumes all of our obligations under that indenture; and

•	immediately after the transaction, we (or any successor company) are not in default in the performance of any covenant or condition under that indenture.

Upon any consolidation, merger, sale, or transfer of this kind, the resulting or acquiring entity will be substituted for us in the applicable indenture with the same effect as if it had been an original party to that indenture. As a result, the successor entity may exercise our rights and powers under the indenture.

Waiver of Covenants

The holders of a majority in principal amount of the debt securities of all affected series then outstanding under the indenture may waive compliance with some of the covenants or conditions of that indenture.

Modification of the Indentures

We and the trustee may modify the applicable indenture and the rights of the holders of the debt securities with the consent of the holders of at least 66 2/3% of the aggregate principal amount of all series of debt securities under that indenture affected by the modification. However, no modification may extend the fixed maturity of, reduce the principal amount or redemption premium of, or reduce the rate of, or extend the time of payment of, interest on, any debt security without the consent of each holder affected by the modification. No modification may reduce the percentage of debt securities that is required to consent to modification of an indenture without the consent of all holders of the debt securities outstanding under that indenture.

In addition, we and the trustee may execute supplemental indentures in some circumstances without the consent of any holders of outstanding debt securities.

For purposes of determining the aggregate principal amount of the debt securities outstanding at any time in connection with any request, demand, authorization, direction, notice, consent, or waiver under the applicable indenture, (1) the principal amount of any debt security issued with original issue discount is that amount that would be due and payable at that time upon an event of default, and (2) the principal amount of a debt security denominated in a foreign currency or currency unit is the U.S. dollar equivalent on the date of original issuance of the debt security.

Meetings and Action by Securityholders

The trustee may call a meeting in its discretion, or upon request by us or the holders of at least 10% in principal amount of a series of outstanding debt securities, by giving notice. If a meeting of holders is duly held, any resolution raised or decision taken in accordance with the indenture will be binding on all holders of debt securities of that series.

Defaults and Rights of Acceleration

The Senior Indenture defines an event of default for a series of senior debt securities as any one of the following events:

•	our failure to pay principal or any premium when due on any securities of that series;

•	our failure to pay interest on any securities of that series, within 30 calendar days after the interest becomes due;

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our breach of any of our other covenants contained in the senior debt securities of that series or in the Senior Indenture, that is not cured within 90 calendar days after written notice to us by the trustee of the Senior Indenture, or to us and the trustee of the Senior Indenture by the holders of at least 25% in principal amount of all senior debt securities then outstanding under the Senior Indenture and affected by the breach; and

•	specified events involving our bankruptcy, insolvency, or liquidation.

The Subordinated Indenture defines an event of default only as our bankruptcy under U.S. federal bankruptcy laws.

If an event of default occurs and is continuing, either the trustee or the holders of 25% in principal amount of the debt securities outstanding under the applicable indenture (or, in the case of an event of default under the Senior Indenture with respect to a series of senior debt securities, the holders of 25% in principal amount of the outstanding debt securities of all series affected) may declare the principal amount, or, if the debt securities are issued with original issue discount, a specified portion of the principal amount, of all debt securities (or the debt securities of all series affected, as the case may be) to be due and payable immediately. The holders of a majority in principal amount of the debt securities then outstanding (or of the series affected, as the case may be), in some circumstances, may annul the declaration of acceleration and waive past defaults.

Payment of principal of the subordinated debt securities may not be accelerated in the case of a default in the payment of principal, any premium, interest, or any other amounts or the performance of any of our other covenants.

Collection of Indebtedness

If we fail to pay the principal of (or, under the Senior Indenture, any premium on) any debt securities, or if we are over 30 calendar days late on an interest payment on the debt securities, the applicable trustee can demand that we pay to it, for the benefit of the holders of those debt securities, the amount which is due and payable on those debt securities, including any interest incurred because of our failure to make that payment. If we fail to pay the required amount on demand, the trustee may take appropriate action, including instituting judicial proceedings against us.

In addition, a holder of a debt security also may file suit to enforce our obligation to make payment of principal, any premium, interest, or other amounts due on that debt security regardless of the actions taken by the trustee.

The holders of a majority in principal amount of each series of the debt securities then outstanding under an indenture may direct the time, method, and place of conducting any proceeding for any remedy available to the trustee under that indenture, but the trustee will be entitled to receive from the holders a reasonable indemnity against expenses and liabilities.

We will be required periodically to file with the trustees a certificate stating that we are not in default under any of the terms of the indentures.

Payment of Additional Amounts

If we so specify in the applicable prospectus supplement, and subject to the exceptions and limitations set forth below, we will pay to the beneficial owner of any debt security that is a “non-U.S. person” additional amounts to ensure that every net payment on that debt security will not be less, due to the payment of U.S. withholding tax, than the amount then otherwise due and payable. For this purpose, a “net payment” on a debt security means a payment by us or any paying agent, including payment of principal and interest, after deduction for any present or future tax, assessment, or other governmental charge of the United States (other than a territory or possession). These additional amounts will constitute additional interest on the debt security. For this purpose, U.S. withholding tax means a withholding tax of the United States, other than a territory or possession.

However, notwithstanding our obligation, if so specified, to pay additional amounts, we will not be required to pay additional amounts in any of the circumstances described in items (1) through (13) below, unless we specify otherwise in the applicable prospectus supplement.

(1) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security:

•	having a relationship with the United States as a citizen, resident, or otherwise;

•	having had such a relationship in the past; or

•	being considered as having had such a relationship.

(2) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security:

•	being treated as present in or engaged in a trade or business in the United States;

•	being treated as having been present in or engaged in a trade or business in the United States in the past;

•	having or having had a permanent establishment in the United States; or

•	having or having had a qualified business unit which has the U.S. dollar as its functional currency.

(3) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security being or having been a:

•	personal holding company;

•	foreign personal holding company;

•	private foundation or other tax-exempt organization;

•	passive foreign investment company;

•	controlled foreign corporation; or

•	corporation which has accumulated earnings to avoid U.S. federal income tax.

(4) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security owning or having owned, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote.

(5) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner of the debt security being a bank extending credit under a loan agreement entered into in the ordinary course of business.

For purposes of items (1) through (5) above, “beneficial owner” includes, without limitation, a holder and a fiduciary, settlor, partner, member, shareholder, or beneficiary of the holder if the holder is an estate, trust, partnership, limited liability company, corporation, or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder.

(6) Additional amounts will not be payable to any beneficial owner of a debt security that is:

•	a fiduciary;

•	a partnership;

•	a limited liability company;

•	another fiscally transparent entity; or

•	not the sole beneficial owner of the debt security, or any portion of the debt security.

However, this exception to the obligation to pay additional amounts will apply only to the extent that a beneficiary or settlor in relation to the fiduciary, or a beneficial owner, partner, or member of the partnership, limited liability company, or other fiscally transparent entity, would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, partner, or member received directly its beneficial or distributive share of the payment.

(7) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the failure of the beneficial owner of the debt security or any other person to comply with applicable certification, identification, documentation, or other information reporting requirements. This exception to the obligation to pay additional amounts will apply only if compliance with such requirements is required as a precondition to exemption from such tax, assessment, or other governmental charge by statute or regulation of the United States or by an applicable income tax treaty to which the United States is a party.

(8) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is collected or imposed by any method other than by withholding from a payment on a debt security by us or any paying agent.

(9) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later.

(10) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld by reason of the presentation by the beneficial owner of a debt security for payment more than 30 days after the date on which such payment becomes due or is duly provided for, whichever occurs later.

(11) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any:

•	estate tax;

•	inheritance tax;

•	gift tax;

•	sales tax;

•	excise tax;

•	transfer tax;

•	wealth tax;

•	personal property tax; or

•	any similar tax, assessment, or other governmental charge.

(12) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any tax, assessment, or other governmental charge required to be withheld by any paying agent from a payment of principal or interest on the applicable security if such payment can be made without such withholding by any other paying agent.

(13) Additional amounts will not be payable if a payment on a debt security is reduced as a result of any combination of items (1) through (12) above.

Except as specifically provided in this section, we will not be required to make any payment of any tax, assessment, or other governmental charge imposed by any government, political subdivision, or taxing authority of that government.

For purposes of determining whether the payment of additional amounts is required, the term “U.S. person” means any individual who is a citizen or resident of the United States; any corporation, partnership, or other entity created or organized in or under the laws of the United States; any estate if the income of such estate falls within the federal income tax jurisdiction of the United States regardless of the source of that income; and any trust if a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of the trust. Additionally, for this purpose, “non-U.S. person” means a person who is not a U.S. person, and “United States” means the United States of America, including each state of the United States and the District of Columbia, its territories, its possessions, and other areas within its jurisdiction.

Redemption for Tax Reasons

If we so specify in the applicable prospectus supplement, we may redeem the debt securities in whole, but not in part, at any time before maturity, after giving not less than 30 nor more than 60 calendar days’ notice to the trustee under the applicable indenture and to the holders of the debt securities, if we have or will become obligated to pay additional amounts, as described above under “—Payment of Additional Amounts,” as a result of any change in, or amendment to, the laws or regulations of the United States or any political subdivision or any authority of the United States having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the applicable prospectus supplement for the issuance of those debt securities.

Before we publish any notice of redemption for tax reasons, we will deliver to the trustee under the indenture a certificate signed by our chief financial officer or a senior vice president stating that we are entitled to redeem the debt securities and that the conditions precedent to redemption have occurred.

Unless we specify otherwise in the applicable prospectus supplement, any debt securities redeemed for tax reasons will be redeemed at 100% of their principal amount together with interest accrued up to, but excluding, the redemption date.

Defeasance and Covenant Defeasance

If we so specify in the applicable prospectus supplement, the provisions for full defeasance and covenant defeasance described below will apply to the debt securities if certain conditions are satisfied.

Full Defeasance. If there is a change in the U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on any debt securities. This is called full defeasance. For us to do so, each of the following must occur:

•

We must deposit in trust for the benefit of the holders of those debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, and any other payments on those debt securities at their due dates;

•

There must be a change in current U.S. federal tax law or an Internal Revenue Service ruling that lets us make the above deposit without causing the holders to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities ourselves. Under current U.S. federal tax law, the deposit and our legal release from your debt security would be treated as though we took back your debt security and gave you your share of the cash and notes or bonds deposited in trust. In that event, you could recognize gain or loss on your debt security; and

•	We must deliver to the trustee under the indenture a legal opinion of our counsel confirming the tax law treatment described above.

If we ever fully defeased your debt security, you would have to rely solely on the trust deposit for payments on your debt security. You would not be able to look to us for payment in the event of any shortfall.

Covenant Defeasance. Under current U.S. federal tax law, we can make the same type of deposit described above and be released from any restrictive covenants relating to your debt security. This is called covenant defeasance. In that event, you would lose the protection of those restrictive covenants. In order to achieve covenant defeasance for the debt securities, we must do both of the following:

•

We must deposit in trust for the benefit of the holders of those debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, and any other payments on those debt securities on their due dates; and

•

We must deliver to the trustee under the indenture a legal opinion of our counsel confirming that under current U.S. federal income tax law we may make the above deposit without causing the holders to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities ourselves.

If we achieve covenant defeasance with respect to your debt security, you can still look to us for repayment of your debt security in the event of any shortfall in the trust deposit. You should note, however, that if one of the remaining events of default occurred, such as our bankruptcy, and your debt security became immediately due and payable, there may be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Notices

We will provide the holders with any required notices by first-class mail to the addresses of the holders as they appear in the security register. So long as a depository is the record holder of a series of debt securities with respect to which a notice is given, we will deliver the notice only to that depository.

Governing Law

The indentures and the debt securities will be governed by New York law.

DESCRIPTION OF WARRANTS

General

We may issue warrants that are either debt warrants or universal warrants. We may offer warrants separately or as part of a unit, as described below under the heading “Description of Units.”

We may issue warrants in any amounts or in as many distinct series as we determine. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent to be designated in the applicable prospectus supplement. When we refer to a series of warrants, we mean all warrants issued as part of the same series under the applicable warrant agreement.

This section describes some of the general terms and provisions of the warrants. We will describe the specific terms of a series of warrants and the applicable warrant agreement in the applicable prospectus supplement. The following description and any description of the warrants in the applicable prospectus supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the applicable warrant agreement. A form of the warrant agreement reflecting the particular terms and provisions of a series of offered warrants will be filed with the SEC in connection with the offering and incorporated by reference in the registration statement and this prospectus. See “Where You Can Find More Information” below for information on how to obtain copies of any warrant agreements.

Description of Debt Warrants

Debt warrants are rights for the purchase of debt securities. If debt warrants are offered, the prospectus supplement will describe the terms of the debt warrants and the warrant agreement relating to the debt warrants, including the following:

•	the offering price;

•	the designation, aggregate stated principal amount, and terms of the debt securities purchasable upon exercise of the debt warrants;

•	the currency, currency unit, or composite currency in which the price for the debt warrants is payable;

•	if applicable, the designation and terms of the debt securities with which the debt warrants are issued, and the number of debt warrants issued with each security;

•	if applicable, the date on and after which the debt warrants and the related debt securities will be separately transferable;

•

the principal amount of debt securities purchasable upon exercise of a debt warrant and the price at which, and the currency, currency units, or composite currency based on or relating to currencies in which, the principal amount of debt securities may be purchased upon exercise;

•	the dates the right to exercise the debt warrants will commence and expire and, if the debt warrants are not continuously exercisable, any dates on which the debt warrants are not exercisable;

•	any circumstances that will cause the debt warrants to be deemed to be automatically exercised;

•	if applicable, a discussion of the U.S. federal income tax consequences;

•	whether the debt warrants or related securities will be listed on any securities exchange;

•	whether the debt warrants will be issued in global or certificated form;

•	the name of the warrant agent;

•	a description of the terms of any warrant agreement to be entered into between us and a bank or trust company, as warrant agent, governing the debt warrants; and

•	any other terms of the debt warrants which are permitted under the warrant agreement.

Description of Universal Warrants

Universal warrants are rights for the purchase or sale of, or whose cash value is determined by reference to the performance, level, or value of, one or more of the following:

•	securities of one or more issuers, including our common or preferred stock or other securities described in this prospectus, or the debt or equity securities of third parties;

•	one or more currencies, currency units, or composite currencies;

•	one or more commodities;

•	any other financial, economic, or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

We refer to each type of property described above as “warrant property.”

We may satisfy our obligations, if any, and the holder of a universal warrant may satisfy its obligations, if any, with respect to any universal warrants by delivering:

•	the warrant property;

•	the cash value of the warrant property; or

•	the cash value of the warrants determined by reference to the performance, level, or value of the warrant property.

Information in the Prospectus Supplement

The applicable prospectus supplement will describe what we may deliver to satisfy our obligations, if any, and what the holder of a universal warrant may deliver to satisfy its obligations, if any, with respect to any universal warrants.

If universal warrants are offered, the applicable prospectus supplement will describe the terms of the universal warrants and the warrant agreement, including the following:

•	the offering price;

•	the title and aggregate number of the universal warrants;

•	the nature and amount of the warrant property that the universal warrants represent the right to buy or sell;

•	whether the universal warrants are put warrants or call warrants, including in either case whether the warrants may be settled by means of net cash settlement or cashless exercise;

•	the price at which the warrant property may be purchased or sold, the currency, and the procedures and conditions relating to exercise;

•

whether the exercise price of the universal warrant may be paid in cash or by exchange of the warrant property or both, the method of exercising the universal warrants, and whether settlement will occur on a net basis or a gross basis;

•	the dates on which the right to exercise the universal warrants will commence and expire;

•	if applicable, a discussion of the U.S. federal income tax consequences;

•	whether the universal warrants or underlying securities will be listed on any securities exchange;

•	whether the universal warrants will be issued in global or certificated form;

•	the name of the warrant agent;

•	a description of the terms of any warrant agreement to be entered into between us and a bank or trust company, as warrant agent, governing the universal warrants; and

•	any other terms of the universal warrants which are permitted under the warrant agreement.

Modification

We and the warrant agent may amend the terms of any warrant agreement and the warrants without the consent of the holders of the warrants to cure any ambiguity, to correct any inconsistent provision, or in any other manner we deem necessary or desirable and which will not affect adversely the interests of the holders. In addition, we may amend the warrant agreement and the terms of the warrants with the consent of the holders of a majority of the outstanding unexercised warrants affected. However, any modification to the warrants cannot change the exercise price, reduce the amounts receivable upon exercise, cancellation, or expiration, shorten the time period during which the warrants may be exercised, or otherwise materially and adversely affect the rights of the holders of the warrants or reduce the percentage of outstanding warrants required to modify or amend the warrant agreement or the terms of the warrants, without the consent of the affected holders.

Enforceability of Rights of Warrantholders; No Trust Indenture Act Protection

The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency or trust with the holders of the warrants. Any record holder or beneficial owner of a warrant, without anyone else’s consent, may enforce by appropriate legal action, on his or her own behalf, his or her right to exercise the warrant in accordance with its terms. A holder of a warrant will not be entitled to any of the rights of a holder of the debt securities or other securities or warrant property purchasable upon the exercise of the warrant, including any right to receive payments on those securities or warrant property or to enforce any covenants or rights in the relevant indenture or any other agreement, before exercising the warrant.

No warrant agreement will be qualified as an indenture, and no warrant agent will be required to qualify as a trustee, under the Trust Indenture Act of 1939. Therefore, holders of warrants issued under a warrant agreement will not have the protection of the Trust Indenture Act of 1939 with respect to their warrants.

Unsecured Obligations

Any warrants we issue will be our unsecured contractual obligations. Claims of holders of our warrants generally will have a junior position to claims of creditors of our subsidiaries including, in the case of our banking subsidiaries, their depositors.

DESCRIPTION OF PURCHASE CONTRACTS

General

We may issue purchase contracts in any amounts and in as many distinct series as we determine. We may offer purchase contracts separately or as part of a unit, as described below under the heading “Description of Units.” When we refer to a series of purchase contracts, we mean all purchase contracts issued as part of the same series under the applicable purchase contract.

This section describes some of the general terms and provisions applicable to all purchase contracts. We will describe the specific terms of a series of purchase contracts in the applicable prospectus supplement. The following description and any description of the purchase contracts in the applicable prospectus supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the applicable purchase contract. A form of the purchase contract reflecting the particular terms and provisions of a series of offered purchase contracts will be filed with the SEC in connection with the offering and incorporated by reference in the registration statement and this prospectus. See “Where You Can Find More Information” below for information on how to obtain copies of any purchase contracts.

Purchase Contract Property

We may issue purchase contracts for the purchase or sale of, or whose cash value is determined by reference or linked to the performance, level, or value of, one or more of the following:

•	securities of one or more issuers, including our common or preferred stock, other securities described in this prospectus, or the debt or equity securities of third parties;

•	one or more currencies, currency units, or composite currencies;

•	one or more commodities;

•	any other financial, economic, or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

We refer to each type of property described above as a “purchase contract property.”

Each purchase contract will obligate:

•	the holder to purchase or sell, and us to sell or purchase, on specified dates, one or more purchase contract properties at a specified price or prices; or

•

the holder or us to settle the purchase contract with a cash payment determined by reference to the value, performance, or level of one or more purchase contract properties, on specified dates and at a specified price or prices.

No holder of a purchase contract will, as such, have any rights of a holder of the purchase contract property purchasable under or referenced in the contract, including any rights to receive payments on that property.

Information in the Prospectus Supplement

If we offer purchase contracts, the applicable prospectus supplement will describe the terms of the purchase contracts, including the following:

•	the purchase date or dates;

•	if other than U.S. dollars, the currency or currency unit in which payment will be made;

•	the specific designation and aggregate number of, and the price at which we will issue, the purchase contracts;

•

whether the purchase contract obligates the holder to purchase or sell, or both purchase and sell, one or more purchase contract properties, and the nature and amount of each of those properties, or the method of determining those amounts;

•	the purchase contract property or cash value, and the amount or method for determining the amount of purchase contract property or cash value, deliverable under each purchase contract;

•	whether the purchase contract is to be prepaid or not and the governing document for the contract;

•

the price at which the purchase contract is settled, and whether the purchase contract is to be settled by delivery of, or by reference or linkage to the value, performance, or level of, the purchase contract properties;

•	any acceleration, cancellation, termination, or other provisions relating to the settlement of the purchase contract;

•	if the purchase contract property is an index, the method of providing for a substitute index or indices or otherwise determining the amount payable;

•	if the purchase contract property is an index or a basket of securities, a description of the index or basket of securities;

•

whether, following the occurrence of a market disruption event or force majeure event (as defined in the applicable prospectus supplement), the settlement delivery obligation or cash settlement value of a purchase contract will be determined on a different basis than under normal circumstances;

•

whether the purchase contract will be issued as part of a unit and, if so, the other securities comprising the unit and whether any unit securities will be subject to a security interest in our favor as described below;

•	if applicable, a discussion of the U.S. federal income tax consequences;

•	the identities of any depositories and any paying, transfer, calculation, or other agents for the purchase contracts;

•	whether the purchase contract will be issued in global or certificated form;

•	any securities exchange or quotation system on which the purchase contracts or any securities deliverable in settlement of the purchase contracts may be listed; and

•	any other terms of the purchase contracts and any terms required by or advisable under applicable laws and regulations.

Prepaid Purchase Contracts; Applicability of Indenture

Purchase contracts may require holders to satisfy their obligations under the purchase contracts at the time they are issued. We refer to these contracts as “prepaid purchase contracts.”

In certain circumstances, our obligation to settle a prepaid purchase contract on the relevant settlement date may constitute our senior debt securities or our subordinated debt securities. Accordingly, prepaid purchase contracts may be issued under the Senior Indenture or the Subordinated Indenture, which are described above under the heading “Description of Debt Securities.”

Non-Prepaid Purchase Contracts; No Trust Indenture Act Protection

Some purchase contracts do not require holders to satisfy their obligations under the purchase contracts until settlement. We refer to these contracts as “non-prepaid purchase contracts.” The holder of a non-prepaid purchase contract may remain obligated to perform under the contract for a substantial period of time.

Non-prepaid purchase contracts will be issued under a unit agreement, if they are issued in units, or under some other document, if they are not. We describe unit agreements generally under the heading “Description of Units” below. We will describe the particular governing document that applies to your non-prepaid purchase contracts in the applicable prospectus supplement.

Non-prepaid purchase contracts will not be our senior debt securities or subordinated debt securities and will not be issued under one of our indentures, unless we specify otherwise in the applicable prospectus supplement. Consequently, no governing documents for non-prepaid purchase contracts will be qualified as indentures, and no third party will be required to qualify as a trustee with regard to those contracts, under the Trust Indenture Act of 1939. Therefore, holders of non-prepaid purchase contracts will not have the protection of the Trust Indenture Act of 1939.

Pledge by Holders to Secure Performance

If we so specify in the applicable prospectus supplement, the holder’s obligations under the purchase contract and governing document will be secured by collateral. In that case, the holder, acting through the unit agent as its attorney-in-fact, if applicable, will pledge the items described below to a collateral agent that we will identify in the applicable prospectus supplement, which will hold them, for our benefit, as collateral to secure the holder’s obligations. We refer to this as the “pledge” and all the items described below as the “pledged items.” Unless we specify otherwise in the applicable prospectus supplement, the pledge will create a security interest in the holder’s entire interest in and to:

•	any other securities included in the unit, if the purchase contract is part of a unit, and/or any other property specified in the applicable prospectus supplement;

•	all additions to and substitutions for the pledged items;

•	all income, proceeds, and collections received in respect of the pledged items; and

•	all powers and rights owned or acquired later with respect to the pledged items.

The collateral agent will forward all payments and proceeds from the pledged items to us, unless the payments and proceeds have been released from the pledge in accordance with the purchase contract and the governing document. We will use the payments and proceeds from the pledged items to satisfy the holder’s obligations under the purchase contract.

Settlement of Purchase Contracts That Are Part of Units

Unless we specify otherwise in the applicable prospectus supplement, where purchase contracts issued together with debt securities as part of a unit require the holders to buy purchase contract property, the unit agent may apply principal payments from the debt securities in satisfaction of the holders’ obligations under the related purchase contract as specified in the applicable prospectus supplement. The unit agent will not so apply the principal payments if the holder has delivered cash to meet its obligations under the purchase contract. If the holder is permitted to settle its obligations by cash payment, the holder may be permitted to do so by delivering the debt securities in the unit to the unit agent as provided in the governing document. If the holder settles its obligations in cash rather than be delivering the debt security that is part of the unit, that debt security will remain outstanding, if the maturity extends beyond the relevant settlement date and, as more fully described in the applicable prospectus supplement, the holder will receive that debt security or an interest in the relevant global debt security.

Book-entry and other indirect owners should consult their banks or brokers for information on how to settle their purchase contracts.

Failure of Holder to Perform Obligations

If the holder fails to settle its obligations under a non-prepaid purchase contract as required, the holder will not receive the purchase contract property or other consideration to be delivered at settlement. Holders that fail to make timely settlement also may be obligated to pay interest or other amounts.

Unsecured Obligations

The purchase contracts are our unsecured contractual obligations. Claims of holders of our purchase contracts generally will have a junior position to claims of creditors of our subsidiaries including, in the case of our banking subsidiaries, their depositors.

DESCRIPTION OF UNITS

General

We may issue units from time to time in such amounts and in as many distinct series as we determine.

We will issue each series of units under a unit agreement to be entered into between us and a unit agent to be designated in the applicable prospectus supplement. When we refer to a series of units, we mean all units issued as part of the same series under the applicable unit agreement.

This section describes some of the general terms and provisions applicable to all the units. We will describe the specific terms of a series of units and the applicable unit agreement in the applicable prospectus supplement. The following description and any description of the units in the applicable prospectus supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the applicable unit agreement. A form of the unit agreement reflecting the particular terms and provisions of a series of offered units will be filed with the SEC in connection with the offering and incorporated by reference in the registration statement and this prospectus. See “Where You Can Find More Information” below for information on how to obtain copies of any unit agreements.

We may issue units consisting of any combination of two or more securities described in this prospectus or debt or equity securities of third parties, in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date.

Information in the Prospectus Supplement

If units are offered, the applicable prospectus supplement will describe the terms of the units, including the following:

•	the designation and aggregate number of, and the price at which we will issue, the units;

•	the terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may or may not be held or transferred separately;

•	the name of the unit agent;

•	a description of the terms of any unit agreement to be entered into between us and a bank or trust company, as unit agent, governing the units;

•	if applicable, a discussion of the U.S. federal income tax consequences;

•	whether the units will be listed on any securities exchange; and

•	a description of the provisions for the payment, settlement, transfer, or exchange of the units.

Unit Agreements: Prepaid, Non-Prepaid, and Other

If a unit includes one or more purchase contracts, and all those purchase contracts are prepaid purchase contracts, we will issue the unit under a “prepaid unit agreement.” Prepaid unit agreements will reflect the fact that the holders of the related units have no further obligations under the purchase contracts included in their units. If a unit includes one or more non-prepaid purchase contracts, we will issue the unit under a “non-prepaid unit agreement.” Non-prepaid unit agreements will reflect the fact that the holders have payment or other obligations under one or more of the purchase contracts comprising their units. We may also issue units under other kinds of unit agreements, which will be described in the applicable prospectus supplement, if applicable.

Each holder of units issued under a non-prepaid unit agreement will:

•	be bound by the terms of each non-prepaid purchase contract included in the holder’s units and by the terms of the unit agreement with respect to those contracts; and

•	appoint the unit agent as its authorized agent to execute, deliver, and perform on the holder’s behalf each non-prepaid purchase contract included in the holder’s units.

Any unit agreement for a unit that includes a non-prepaid purchase contract also will include provisions regarding the holder’s pledge of collateral and special settlement provisions. These are described above under the heading “Description of Purchase Contracts.”

A unit agreement also may serve as the governing document for a security included in a unit. For example, a non-prepaid purchase contract that is part of a unit may be issued under and governed by the relevant unit agreement.

Modification

We and the unit agent may amend the terms of any unit agreement and the units without the consent of the holders to cure any ambiguity, to correct any inconsistent provision, or in any other manner we deem necessary or desirable and which will not affect adversely the interests of the holders. In addition, we may amend the unit agreement and the terms of the units with the consent of the holders of a majority of the outstanding unexpired units affected. However, any modification to the units that materially and adversely affects the rights of the holders of the units, or reduces the percentage of outstanding units required to modify or amend the unit agreement or the terms of the units, requires the consent of the affected holders.

Enforceability of Rights of Unitholders

The unit agent will act solely as our agent and will not assume any obligation or relationship of agency or trust with the holders of the units. Except as described below, any record holder of a unit, without anyone else’s consent, may enforce his or her rights as holder under any security included in the unit, in accordance with the terms of the included security and the indenture, warrant agreement, unit agreement, or purchase contract under which that security is issued. We describe these terms in other sections of this prospectus relating to debt securities, warrants, and purchase contracts.

Notwithstanding the foregoing, a unit agreement may limit or otherwise affect the ability of a holder of units issued under that agreement to enforce his or her rights, including any right to bring legal action, with respect to those units or any included securities, other than debt securities. We will describe any limitations of this kind in the applicable prospectus supplement.

No Trust Indenture Act Protection

No unit agreement will be qualified as an indenture, and no unit agent will be required to qualify as a trustee under the Trust Indenture Act of 1939. Therefore, holders of units issued under a unit agreement will not have the protection of the Trust Indenture Act of 1939 with respect to their units.

Unsecured Obligations

The units are our unsecured contractual obligations. Claims of holders of our units generally will have a junior position to claims of creditors of our subsidiaries including, in the case of our banking subsidiaries, their depositors.

DESCRIPTION OF PREFERRED STOCK

General

Under our Restated Articles of Incorporation, we have authority to issue 10,000,000 shares of preferred stock, par value $0.10 per share. We may issued preferred stock in one or more series, each with the preferences, designations, limitations, conversion rights, and other rights as we may determine. We have authorized but have not issued any shares of preferred stock.

The Preferred Stock

General. Any preferred stock sold under this prospectus will have the general dividend, voting, and liquidation preference rights stated below unless we specify otherwise in the applicable prospectus supplement. The applicable prospectus supplement for a series of preferred stock will describe the specific terms of those shares, including, where applicable:

•	the title and par value of the preferred stock;

•	the aggregate number of shares of preferred stock offered;

•	the offering price or prices of the preferred stock;

•	the dividend rate or rates or method of calculation, the dividend period, and the dates dividends will be payable;

•	whether dividends are cumulative or noncumulative, and, if cumulative, the date the dividends will begin to cumulate;

•	the dividend and liquidation preference rights of the preferred stock relative to any existing or future series of our preferred stock;

•	the dates the preferred stock become subject to redemption at our option, and any redemption terms;

•	any redemption or sinking fund provisions;

•	whether the preferred stock will be issued in other than book-entry form;

•	whether the preferred stock will be listed on any securities exchange;

•	any rights on the part of the stockholder or us to convert the preferred stock into shares of our common stock or any other security; and

•	any additional voting, liquidation, preemptive, and other rights, preferences, privileges, limitations, and restrictions.

Dividends. The holders of our preferred stock will be entitled to receive when, as, and if declared by our board of directors, cash dividends at those rates as will be fixed by our board of directors, subject to the terms of our Restated Articles of Incorporation. All dividends will be paid out of funds that are legally available for this purpose. Unless we specify otherwise in the applicable prospectus supplement, whenever dividends on any non-voting preferred stock are in arrears for six quarterly dividend periods (whether or not consecutive), holders of the non-voting preferred stock will have the right to elect two additional directors to serve on our board of directors, and these two additional directors will continue to serve until the dividend arrearage is eliminated.

Voting. The holders of our preferred stock will have no voting rights except:

•	as required by applicable law; or

•	as specifically approved by us for that particular series.

Liquidation Preference. In the event of our voluntary or involuntary dissolution, liquidation, or winding up, the holders of any series of our preferred stock will be entitled to receive, after distributions to holders of any series or class of our capital stock ranking superior, an amount equal to the stated or liquidation value of the shares of the series plus an amount equal to accrued and unpaid dividends. If the assets and funds to be distributed among the holders of our preferred stock will be insufficient to permit full payment to the holders, then the holders of our preferred stock will share ratably in any distribution of our assets in proportion to the amounts that they otherwise would receive on their shares of our preferred stock if the shares were paid in full.

DESCRIPTION OF DEPOSITARY SHARES

General

We may offer depositary receipts evidencing depositary shares, each of which will represent a fractional interest in shares of preferred stock, rather than full shares of these securities. We will deposit shares of preferred stock of each series represented by depositary shares under a deposit agreement between us and a U.S. bank or trust company that we will select (the “depository”).

This section describes some of the general terms and provisions applicable to all depositary shares. We will describe the specific terms of a series of depositary shares and the deposit agreement in the applicable prospectus supplement. The following description and any description of the depositary shares in the applicable prospectus supplement may not be complete and is subject to and qualified in its entirety by reference to the terms and provisions of the applicable deposit agreement and depositary receipts. Forms of the deposit agreement and depositary receipts reflecting the particular terms and provisions of a series of offered depositary shares will be filed with the SEC in connection with the offering and incorporated by reference in the registration statement and this prospectus. See “Where You Can Find More Information” below for information on how to obtain copies of any deposit agreements and depositary receipts.

Terms of the Depositary Shares

Depositary receipts issued under the deposit agreement will evidence the depositary shares. Depositary receipts will be distributed to those persons purchasing depositary shares representing fractional shares of preferred stock in accordance with the terms of the offering. Subject to the terms of the deposit agreement, each holder of a depositary share will be entitled, in proportion to the fractional interest of a share of preferred stock represented by the applicable depositary share, to all the rights and preferences of the preferred stock being represented, including dividend, voting, redemption, conversion, and liquidation rights, all as will be set forth in the applicable prospectus supplement relating to the depositary shares being offered.

Pending the preparation of definitive depositary receipts, the depository, upon our written order, may issue temporary depositary receipts. The temporary depositary receipts will be substantially identical to, and will have all the rights of, the definitive depositary receipts, but will not be in definitive form. Definitive depositary receipts will be prepared thereafter and temporary depositary receipts will be exchanged for definitive depositary receipts at our expense.

Withdrawal of Preferred Stock

Unless the depositary shares have been called for redemption, a holder of depositary shares may surrender his or her depositary receipts at the principal office of the depository, pay any charges, and comply with any other terms as provided in the deposit agreement for the number of shares of preferred stock underlying the depositary shares. A holder of depositary shares who withdraws shares of preferred stock will be entitled to receive whole shares of preferred stock on the basis set forth in the applicable prospectus supplement relating to the depositary shares being offered.

However, unless we specify otherwise in the applicable prospectus supplement, holders of whole shares of preferred stock will not be entitled to deposit those shares under the deposit agreement or to receive depositary receipts for those shares after the withdrawal. If the depositary shares surrendered by the holder in connection with the withdrawal exceed the number of depositary shares that represent the number of whole shares of preferred stock to be withdrawn, the depository will deliver to the holder at the same time a new depositary receipt evidencing the excess number of depositary shares.

Dividends and Other Distributions

The depository will distribute all cash dividends or other cash distributions received in respect of the preferred stock to the record holders of depositary shares relating to that preferred stock in proportion to the number of depositary shares owned by those holders. However, the depository will distribute only the amount that can be distributed without attributing to any holder of depositary shares a fraction of one cent. Any balance that is not distributed will be added to and treated as part of the next sum received by the depository for distribution to record holders.

If there is a distribution other than in cash, the depository will distribute property it receives to the record holders of depositary shares who are entitled to that property. However, if the depository determines that it is not feasible to make this distribution of property, the depository, with our approval, may sell that property and distribute the net proceeds to the holders of the depositary shares.

Redemption of Depositary Shares

If a series of preferred stock which relates to depositary shares is redeemed, the depositary shares will be redeemed from the proceeds received by the depository from the redemption, in whole or in part, of that series of preferred stock. Unless we specify otherwise in the applicable prospectus supplement, the depository will mail notice of redemption at least 30 and not more than 45 calendar days before the date fixed for redemption to the record holders of the depositary shares to be redeemed at their addresses appearing in the depository’s books. The redemption price per depositary share will be equal to the applicable fraction of the redemption price per share payable on that series of the preferred stock.

Whenever we redeem preferred stock held by the depository, the depository will redeem as of the same redemption date the number of depositary shares representing the preferred stock redeemed. If less than all of the depositary shares are redeemed, the depositary shares redeemed will be selected by lot or pro rata or by any other equitable method as the depository may decide.

After the date fixed for redemption, the depositary shares called for redemption will no longer be deemed to be outstanding. At that time, all rights of the holder of the depositary shares will cease, except the right to receive any money or other property they become entitled to receive upon surrender to the depository of the depositary receipts.

Voting the Deposited Preferred Stock

Any voting rights of holders of the depositary shares are directly dependent on the voting rights of the underlying preferred stock, which customarily have limited voting rights. Upon receipt of notice of any meeting at which the holders of the preferred stock held by the depository are entitled to vote, the depository will mail the information contained in the notice of meeting to the record holders of the depositary shares relating to the preferred stock. Each record holder of depositary shares on the record date, which will be the same date as the record date for the preferred stock, will be entitled to instruct the depository as to the exercise of the voting rights pertaining to the amount of preferred stock underlying the holder’s depositary shares. The depository will endeavor, insofar as practicable, to vote the amount of preferred stock underlying the depositary shares in accordance with these instructions. We will agree to take all action which may be deemed necessary by the depository to enable the depository to do so. The depository will not vote any shares of preferred stock except to the extent it receives specific instructions from the holders of depositary shares representing that number of shares of preferred stock.

Amendment and Termination of the Deposit Agreement

The form of depositary receipt evidencing the depositary shares and any provision of the deposit agreement may be amended by agreement between us and the depository. However, any amendment which materially and adversely alters the rights of the existing holders of depositary shares will not be effective unless the amendment has been approved by the record holders of at least a majority of the depositary shares then outstanding. Either we or the depository may terminate a deposit agreement if all of the outstanding depositary shares have been redeemed or if there has been a final distribution in respect of our preferred stock in connection with our liquidation, dissolution, or winding up.

Charges of Depository

We will pay all transfer and other taxes, assessments, and governmental charges arising solely from the existence of the depository arrangements. We will pay the fees of the depository in connection with the initial deposit of the preferred stock and any redemption of the preferred stock. Holders of depositary receipts will pay transfer and other taxes, assessments, and governmental charges and any other charges as are expressly provided in the deposit agreement to be for their accounts. The depository may refuse to effect any transfer of a depositary receipt or any withdrawals of preferred stock evidenced by a depositary receipt until all taxes, assessments, and governmental charges with respect to the depositary receipt or preferred stock are paid by their holders.

Miscellaneous

The depository will forward to the holders of depositary shares all of our reports and communications which are delivered to the depository and which we are required to furnish to the holders of our preferred stock.

Neither we nor the depository will be liable if we are prevented or delayed by law or any circumstance beyond our control in performing our obligations under the deposit agreement. All of our obligations as well as the depository’s obligations under the deposit agreement are limited to performance in good faith of our respective duties set forth in the deposit agreement, and neither of us will be obligated to prosecute or defend any legal proceeding relating to any depositary shares or preferred stock unless provided with satisfactory indemnity. We, and the depository, may rely upon written advice of counsel or accountants, or information provided by persons presenting preferred stock for deposit, holders of depositary shares, or other persons believed to be competent and on documents believed to be genuine.

Resignation and Removal of Depository

The depository may resign at any time by delivering to us notice of its election to do so, and we may remove the depository at any time. Any resignation or removal will take effect only upon the appointment of a successor depository and the successor depository’s acceptance of the appointment. Any successor depository must be a U.S. bank or trust company.

DESCRIPTION OF COMMON STOCK

The following summary of our common stock is qualified in its entirety by reference to the description of the common stock incorporated by reference in this prospectus.

General

We are authorized to issue 350,000,000 shares of common stock, par value $.01 per share, of which approximately 122,277,784 shares were outstanding on April 30, 2009. Our common stock trades on the New York Stock Exchange under the symbol “RJF.” As of April 30, 2009, approximately 26,890,365 shares were reserved for issuance in connection with our various employee and director benefit plans, the conversion of our outstanding convertible securities, and for other purposes. After taking into account the reserved shares, there were approximately 196,826,803 authorized shares of our common stock available for issuance as of April 30, 2009.

Voting and Other Rights

Holders of our common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. Holders of our common stock are not entitled to cumulate votes for the election of directors. In general, a majority of votes cast on a matter is sufficient to take action upon routine matters; however, the election of directors requires a plurality of votes cast. However, a merger or the sale of all or substantially all of our assets, and amendments to our Restated Articles of Incorporation relating to the required vote to approve such merger or sale, must be approved by the affirmative vote of the holders of two-thirds of the voting power of the then outstanding voting shares.

In the event of our liquidation, dissolution or winding up, holders of our common stock will be entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of any preferred stock then outstanding.

Our common stock does not have any preemptive rights, redemption privileges, sinking fund privileges, or conversion rights and is not subject to further calls or assessments by Raymond James. All the outstanding shares of our common stock are, and upon proper conversion of any preferred stock, all of the shares of our common stock into which those shares are converted will be, validly issued, fully paid, and nonassessable.

Mellon Investor Services LLC is the transfer agent and registrar for our common stock.

Dividends

Subject to the preferential rights of any holders of any outstanding series of preferred stock, the holders of our common stock are entitled to receive dividends or distributions, whether payable in cash or otherwise, as our board of directors may declare out of funds legally available for payments. Stock dividends, if any are declared, may be paid from our authorized but unissued shares.

REGISTRATION AND SETTLEMENT

Unless we specify otherwise in the applicable prospectus supplement, we will issue the securities in registered, and not bearer, form. This means that our obligation runs to the holder of the security named on the face of the security. Each debt security, warrant, purchase contract, unit, share of preferred stock, and depositary share issued in registered form will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities.

We refer to those persons who have securities registered in their own names, on the books that we or the trustee, warrant agent, or other agent maintain for this purpose, as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those who, indirectly through others, own beneficial interests in securities that are not registered in their own names as indirect owners of those securities. As we discuss below, indirect owners are not legal holders, and investors in securities issued in global, or book-entry, form or in street name will be indirect owners.

Book-Entry Only Issuance

Unless we specify otherwise in the applicable prospectus supplement, we will issue each security other than our common stock in global, or book-entry, form. This means that we will not issue actual notes or certificates to investors. Instead, we will issue global securities in registered form representing the entire issuance of securities. Each global security will be registered in the name of a financial institution or clearing system that holds the global security as depository on behalf of other financial institutions that participate in that depository’s book-entry system. These participating institutions, in turn, hold beneficial interests in the global securities on behalf of themselves or their customers.

Because securities issued in global form are registered in the name of the depository, we will recognize only the depository as the holder of the securities. This means that we will make all payments on the securities, including deliveries of any property other than cash, to the depository. The depository passes along the payments it receives from us to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depository and its participants are not obligated to pass these payments along under the terms of the securities. Instead, they do so under agreements they have made with one another or with their customers.

As a result, investors will not own securities issued in book-entry form directly. Instead, they will own beneficial interests in a global security, through a bank, broker, or other financial institution that participates in the depository’s book-entry system or holds an interest through a participant in the depository’s book-entry system. As long as the securities are issued in global form, investors will be indirect owners, and not holders, of the securities. The depository will not have knowledge of the actual beneficial owners of the securities.

Certificates in Registered Form

In the future, we may cancel a global security or we may issue securities initially in non-global, or certificated, form. We do not expect to exchange global securities for actual notes or certificates registered in the names of the beneficial owners of the global securities representing the securities unless:

•

the depository notifies us that it is unwilling or unable to continue as depository for the global securities, or we become aware that the depository has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, and in any case we fail to appoint a successor to the depository within 60 calendar days; or

•	we, in our sole discretion, determine that the global securities will be exchangeable for certificated securities.

Street Name Owners

When we issue actual notes or certificates registered in the names of the beneficial owners, investors may choose to hold their securities in their own names or in street name. Securities held by an investor in street name would be registered in the name of a bank, broker, or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account that he or she maintains at that institution.

For securities held in street name, we will recognize only the intermediary banks, brokers, and other financial institutions in whose names the securities are registered as the holders of those securities, and we will make all payments on those securities, including deliveries of any property other than cash, to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect owners, not holders, of those securities.

Legal Holders

Our obligations, as well as the obligations of the trustee under any indenture and the obligations, if any, of any warrant agents, unit agents, depository for depositary shares, and any other third parties employed by us, the trustee, or any of those agents, run only to the holders of the securities. We do not have obligations to investors who hold beneficial interests in global securities, who hold the securities in street name, or who hold the securities by any other indirect means. This will be the case whether an investor chooses to be an indirect owner of a security or has no choice because we are issuing the securities only in global form. For example, once we make a payment or give a notice to the holder, we have no further responsibility for that payment or notice even if that holder is required, under agreements with depository participants or customers or by law, to pass it along to the indirect owners, but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose, such as to amend the indenture for a series of debt securities or the warrant agreement for a series of warrants or the unit agreement for a series of units or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture, we would seek the approval only from the holders, and not the indirect owners, of the relevant securities. Whether and how the holders contact the indirect owners is up to the holders.

When we refer to “you” in this prospectus, we mean those who invest in the securities being offered by this prospectus, whether they are the holders or only indirect owners of those securities. When we refer to “your securities” in this prospectus, we mean the securities in which you will hold a direct or indirect interest.

Special Considerations for Indirect Owners

If you hold securities through a bank, broker, or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

•	how it handles payments on your securities and notices;

•	whether you can provide contact information to the registrar to receive copies of notices directly;

•	whether it imposes fees or charges;

•

whether and how you can instruct it to exercise any rights to purchase or sell warrant property under a warrant or purchase contract property under a purchase contract or to exchange or convert a security for or into other property;

•	how it would handle a request for the holders’ consent, if required;

•	whether and how you can instruct it to send you the securities registered in your own name so you can be a holder, if that is permitted at any time;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are in book-entry form, how the depository’s rules and procedures will affect these matters.

Depositories for Global Securities

Each security issued in book-entry form will be represented by a global security that we deposit with and register in the name of one or more financial institutions or clearing systems, or their nominees, which we will select. A financial institution or clearing system that we select for this purpose is called the “depository” for that security. A security usually will have only one depository, but it may have more.

Each series of securities will have one or more of the following as the depositories:

•	The Depository Trust Company, New York, New York, which is known as “DTC”;

•	a financial institution holding the securities on behalf of Euroclear Bank S.A./N.V., as operator of the Euroclear system, which is known as “Euroclear”;

•	a financial institution holding the securities on behalf of Clearstream Banking, société anonyme, Luxembourg, which is known as “Clearstream, Luxembourg”; and

•	any other clearing system or financial institution that we identify in the applicable prospectus supplement.

The depositories named above also may be participants in one another’s systems. For example, if DTC is the depository for a global security, investors may hold beneficial interests in that security through Euroclear or Clearstream, Luxembourg as DTC participants.

We will name the depository or depositories for your securities in the applicable prospectus supplement. If no depository is named, the depository will be DTC.

The Depository Trust Company. The following is based on information furnished to us by DTC:

DTC will act as securities depository for the securities. The securities will be issued as fully-registered securities registered in the name of Cede & Co., which is DTC’s partnership nominee, or any other name as may be requested by an authorized representative of DTC. Generally, one fully registered global security will be issued for each issue of the securities, each in the aggregate principal amount of the issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of the issue.

DTC, the world’s largest depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered under Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over two million issues of U.S. and non-U.S. equity, corporate, and municipal debt issues, and money market instruments from over 85 countries that its direct participants deposit with DTC. DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of certificates representing securities. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, also subsidiaries of DTCC, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc., or “FINRA.” Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly (“indirect participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the securities under the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The beneficial interest of each actual purchaser of each security is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase. A beneficial owner, however, is expected to receive written confirmations providing details of the transaction, as well as periodic statements of its holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial ownership interests in the securities are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial ownership interests in the securities, except if the use of the book-entry system for the securities is discontinued.

To facilitate subsequent transfers, all securities deposited by direct participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the securities; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of securities may wish to take certain steps to ensure timely transmission to them of notices of significant events with respect to the securities, such as redemptions, tenders, defaults, and proposed amendments to the documents under which the securities are issued. For example, a beneficial owner of securities may wish to ascertain that the direct or indirect participant holding the securities for its benefit has agreed to obtain and transmit notices to beneficial owners.

None of DTC, Cede & Co., or any other DTC nominee will consent or vote with respect to the securities unless authorized by a direct participant in accordance with DTC’s Money Market Instrument (“MMI”) procedures. Under its usual procedures, DTC mails an omnibus proxy to us as soon as possible after the regular record date. The omnibus proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the securities are credited on the regular record date. These participants are identified in a listing attached to the omnibus proxy.

We will make dividend payments or any payments of principal, any premium, interest, or other amounts on the securities in immediately available funds directly to Cede & Co., or any other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us, on the applicable payment date in accordance with their respective holdings shown on DTC’s records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name. These payments will be the responsibility of these participants and not of DTC or its nominee, us, the trustee, or any other agent or party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of dividends or principal and any premium or interest to Cede & Co., or any other nominee as may be requested by an authorized representative of DTC, is our responsibility. Disbursement of the payments to direct participants is the responsibility of DTC, and disbursement of the payments to the beneficial owners is the responsibility of the direct or indirect participants.

We will send any redemption notices to DTC. If less than all of the securities of a series are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in the issue to be redeemed.

A beneficial owner must give any required notice of its election to have its securities repurchased through the participant through which it holds its beneficial interest in the security to the applicable trustee or tender agent. The beneficial owner shall effect delivery of its securities by causing the direct participant to transfer its interest in the securities on DTC’s records. The requirement for physical delivery of securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the securities are transferred by the direct participant on DTC’s records and followed by a book-entry credit of tendered securities to the applicable trustee or agent’s DTC account.

DTC may discontinue providing its services as depository for the securities at any time by giving us reasonable notice. If this occurs, and if a successor securities depository is not obtained, we will print and deliver certificated securities.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

Clearstream, Luxembourg and Euroclear. Euroclear and Clearstream, Luxembourg each hold securities for their customers and facilitate the clearance and settlement of securities transactions by electronic book-entry transfer between their respective account holders (each such account holder, a “participant” and collectively, the “participants”). Euroclear and Clearstream, Luxembourg provide various services including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Euroclear and Clearstream, Luxembourg also deal with domestic securities markets in several countries though established depository and custodial relationships. Euroclear and Clearstream, Luxembourg have established an electronic bridge between their two systems across which their respective participants may settle trades with each other. Euroclear is incorporated under the laws of Belgium and Clearstream, Luxembourg is incorporated under the laws of Luxembourg.

Euroclear and Clearstream, Luxembourg customers are world-wide financial institutions, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations. Indirect access to Euroclear and Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with a participant of either system.

The address of Euroclear is Euroclear Bank SA/NV, 1 Boulevard du Roi Albert II, B-1210 Brussels and the address of Clearstream, Luxembourg is Clearstream Banking, 42 Avenue JF Kennedy, L-1855, Luxembourg.

Euroclear and Clearstream, Luxembourg may be depositories for a global security sold or traded outside the United States. In addition, if DTC is the depository for a global security, Euroclear and Clearstream, Luxembourg may hold interests in the global security as participants in DTC. As long as any global security is held by Euroclear or Clearstream, Luxembourg as depository, you may hold an interest in the global security only through an organization that participates, directly or indirectly, in Euroclear or Clearstream, Luxembourg. If Euroclear or Clearstream, Luxembourg is the depository for a global security and there is no depository in the United States, you will not be able to hold interests in that global security through any securities clearance system in the United States.

Payments, deliveries, transfers, exchanges, notices, and other matters relating to the securities made through Euroclear or Clearstream, Luxembourg must comply with the rules and procedures of those systems. Those systems could change their rules and procedures at any time. We have no control over those systems or their participants, and we take no responsibility for their activities. Transactions between participants in Euroclear or Clearstream, Luxembourg, on one hand, and participants in DTC, on the other hand, when DTC is the depository, also would be subject to DTC’s rules and procedures.

Investors will be able to make and receive through Euroclear and Clearstream, Luxembourg payments, deliveries, transfers, exchanges, notices, and other transactions involving any securities held through those systems only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers, and other institutions are open for business in the United States. In addition, because of time-zone differences, U.S. investors who hold their interests in the securities through these systems and wish to transfer their interests, or to receive or make a payment or delivery or exercise any other right with respect to their interests, on a particular day may find that the transaction will not be effected until the next business day in Luxembourg or Brussels, as applicable. Thus, investors who wish to exercise rights that expire on a particular day may need to act before the expiration date. In addition, investors who hold their interests through both DTC and Euroclear or Clearstream, Luxembourg may need to make special arrangements to finance any purchases or sales of their interests between the United States and European clearing systems, and those transactions may settle later than would be the case for transactions within one clearing system.

Special Considerations for Global Securities

As an indirect owner, an investor’s rights relating to a global security will be governed by the account rules of the depository and those of the investor’s financial institution or other intermediary through which it holds its interest (e.g., Euroclear or Clearstream, Luxembourg, if DTC is the depository), as well as general laws relating to securities transfers. We do not recognize this type of investor or any intermediary as a holder of securities. Instead, we deal only with the depository that holds the global security.

If securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the securities to be registered in his or her own name, and cannot obtain physical certificates for his or her interest in the securities, except in the special situations described above;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above under “—Legal Holders;”

•

under existing industry practices, if we or the applicable trustee request any action of owners of beneficial interests in any global security or if an owner of a beneficial interest in any global security desires to give instructions or take any action that a holder of an interest in a global security is entitled to give or take under the applicable indenture, Euroclear or Clearstream, Luxembourg, as the case may be, would authorize the participants owning the relevant beneficial interests to give instructions or take such action, and such participants would authorize indirect holders to give or take such action or would otherwise act upon the instructions of such indirect holders;

•	an investor may not be able to sell interests in the securities to some insurance companies and other institutions that are required by law to own their securities in certificated form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective; furthermore, as Euroclear and Clearstream, Luxembourg act on behalf of their respective participants only, who in turn may act on behalf of their respective clients, the ability of beneficial owners who are not participants with Euroclear or Clearstream, Luxembourg to pledge interests in any global security to persons or entities that are not participants with Euroclear or Clearstream, Luxembourg or otherwise take action in respect of interests in any global security, may be limited;

•

the depository’s policies will govern payments, deliveries, transfers, exchanges, notices, and other matters relating to an investor’s interest in a global security, and those policies may change from time to time;

•	we, the trustee, any warrant agents, and any unit or other agents will not be responsible for any aspect of the depository’s policies, actions, or records of ownership interests in a global security;

•	we, the trustee, any warrant agents, and any unit or other agents do not supervise the depository in any way;

•

the depository will require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds, and your broker or bank may require you to do so as well; and

•

financial institutions that participate in the depository’s book-entry system and through which an investor holds his or her interest in the global securities, directly or indirectly, also may have their own policies affecting payments, deliveries, transfers, exchanges, notices, and other matters relating to the securities. Those policies may change from time to time. For example, if you hold an interest in a global security through Euroclear or Clearstream, Luxembourg, when DTC is the depository, Euroclear or Clearstream, Luxembourg, as applicable, will require those who purchase and sell interests in that security through them to use immediately available funds and comply with other policies and procedures, including deadlines for giving instructions as to transactions that are to be effected on a particular day. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the policies or actions or records of ownership interests of any of those intermediaries.

Registration, Transfer, and Payment of Certificated Securities

If we ever issue securities in certificated form, those securities may be presented for registration of transfer at the office of the registrar or at the office of any transfer agent we designate and maintain. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any securities at any time.

We will not be required to issue, exchange, or register the transfer of any security to be redeemed for a period of 15 calendar days before the selection of the securities to be redeemed. In addition, we will not be required to exchange or register the transfer of any security that was selected, called, or is being called for redemption, except the unredeemed portion of any security being redeemed in part.

We will pay amounts payable on any certificated securities at the offices of the paying agents we may designate from time to time.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary of the material U.S. federal income tax considerations of the acquisition, ownership, and disposition of certain of the debt securities, preferred stock, depositary shares representing fractional interests in preferred stock, and common stock that we are offering, is based upon the advice of Morrison & Foerster LLP, our tax counsel. The following discussion is not exhaustive of all possible tax considerations. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.

This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as: partnerships, subchapter S corporations, or other pass-through entities, any government (or instrumentality or agency thereof), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding the debt securities, preferred stock, depositary shares, or common stock as part of an integrated investment, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons (other than Non-U.S. Holders) whose functional currency for tax purposes is not the U.S. dollar, and persons subject to the alternative minimum tax provisions of the Code. This summary does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder. This summary also may not apply to all forms of debt securities, preferred stock, depositary shares, or common stock that we may issue. If the tax consequences associated with a particular form of debt security, preferred stock, common stock, or depositary share are different than those described below, they will be described in the applicable prospectus supplement.

This summary is directed solely to holders that, except as otherwise specifically noted, will purchase the debt securities, preferred stock, depositary shares, or common stock offered in this prospectus upon original issuance and will hold such securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment.

You should consult your own tax advisor concerning the U.S. federal income tax consequences to you of acquiring, owning, and disposing of these securities, as well as any tax consequences arising under the laws of any state, local, foreign, or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

As used in this prospectus, the term “U.S. Holder” means a beneficial owner of the debt securities, preferred stock, depositary shares, or common stock offered in this prospectus that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

Notwithstanding the preceding paragraph, to the extent provided in Treasury regulations, some trusts in existence on August 20, 1996, and treated as United States persons prior to that date, that elect to continue to be treated as United States persons also will be U.S. Holders. As used in this prospectus, the term “Non-U.S. Holder” is a holder that is not a U.S. Holder.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the debt securities, preferred stock, depositary shares, or common stock offered in this prospectus, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership and accordingly, this summary does not apply to partnerships. A partner of a partnership holding the debt securities, preferred stock, depositary shares, or common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership, and disposition by the partnership of the debt securities, preferred stock, depositary shares, or common stock.

Taxation of Debt Securities

This subsection describes the material U.S. federal income tax consequences of the acquisition, ownership, and disposition of the debt securities offered in this prospectus, other than the debt securities described below under “—Convertible, Renewable, Extendible, Indexed, and Other Debt Securities,” which will be described in the applicable prospectus supplement. This subsection is directed solely to holders that, except as otherwise specifically noted, will purchase the debt securities offered in this prospectus upon original issuance at the issue price, as defined below.

Consequences to U.S. Holders

The following is a summary of the material U.S. federal income tax consequences that will apply to U.S. Holders of debt securities.

Payment of Interest. Except as described below in the case of interest on a debt security issued with original issue discount, as defined below under “—Consequences to U.S. Holders—Original Issue Discount,” interest on a debt security generally will be included in the income of a U.S. Holder as interest income at the time it is accrued or is received in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes and will be ordinary income.

Original Issue Discount. Some of our debt securities may be issued with original issue discount (“OID”). U.S. Holders of debt securities issued with OID, other than short-term debt securities with a maturity of one year or less from its date of issue, will be subject to special tax accounting rules, as described in greater detail below. For tax purposes, OID is the excess of the “stated redemption price at maturity” of a debt instrument over its “issue price.” The “stated redemption price at maturity” of a debt security is the sum of all payments required to be made on the debt security other than “qualified stated interest” payments, as defined below. The “issue price” of a debt security is generally the first offering price to the public at which a substantial amount of the issue was sold (ignoring sales to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers). The term “qualified stated interest” generally means stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer), or that is treated as constructively received, at least annually at a single fixed rate or, under certain circumstances, at a variable rate. If a debt security bears interest during any accrual period at a rate below the rate applicable for the remaining term of the debt security (for example, debt securities with teaser rates or interest holidays), then some or all of the stated interest may not be treated as qualified stated interest.

A U.S. Holder of a debt security with a maturity of more than one year from its date of issue that has been issued with OID (an “OID debt security”) is generally required to include any qualified stated interest payments in income as interest at the time it is accrued or is received in accordance with the U.S. Holder’s regular accounting method for tax purposes, as described above under “—Consequences to U.S. Holders—Payment of Interest.” A U.S. Holder of an OID debt security is generally required to include in income the sum of the daily accruals of the OID for the debt security for each day during the taxable year (or portion of the taxable year) in which the U.S. Holder held the OID debt security, regardless of such holder’s regular method of accounting. Thus, a U.S. Holder may be required to include OID in income in advance of the receipt of some or all of the related cash payments. The daily portion is determined by allocating the OID for each day of the accrual period. An accrual period may be of any length and the accrual periods may even vary in length over the term of the OID debt security, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs either on the first day of an accrual period or on the final day of an accrual period. The amount of OID allocable to an accrual period is equal to the excess of: (1) the product of the “adjusted issue price” of the OID debt security at the beginning of the accrual period and its yield to maturity (computed generally on a constant yield method and compounded at the end of each accrual period, taking into account the length of the particular accrual period) over (2) the amount of any qualified stated interest allocable to the accrual period. OID allocable to a final accrual period is the difference between the amount payable at maturity, other than a payment of qualified stated interest, and the adjusted issue price at the beginning of the final accrual period. Special rules will apply for calculating OID for an initial short accrual period. The “adjusted issue price” of an OID debt security at the beginning of any accrual period is the sum of the issue price of the OID debt security plus the amount of OID allocable to all prior accrual periods reduced by any payments received on the OID debt security that were not qualified stated interest. Under these rules, a U.S. Holder generally will have to include in income increasingly greater amounts of OID in successive accrual periods.

If the excess of the “stated redemption price at maturity” of a debt security over its “issue price” is less than 1/4 of 1% of the debt instrument’s stated redemption price at maturity multiplied by the number of complete years from its issue date to its maturity, or weighted average maturity in the case of debt securities with more than one principal payment (“de minimis OID”), the debt security is not treated as issued with OID. A U.S. Holder generally must include the de minimis OID in income at the time payments, other than qualified stated interest, on the debt securities are made in proportion to the amount paid (unless the U.S. Holder makes the election described below under “—Consequences to U.S. Holders—Election to Treat All Interest as Original Issue Discount”). Any amount of de minimis OID that is included in income in this manner will be treated as capital gain.

Additional rules applicable to debt securities with OID that are denominated in or determined by reference to a currency other than the U.S. dollar are described under “—Consequences to U.S. Holders—Non-U.S. Dollar Denominated Debt Securities” below.

Variable Rate Debt Securities. In the case of a debt security that is a variable rate debt security, special rules apply. In general, if a debt security qualifies for treatment as a “variable rate debt instrument” under Treasury regulations and provides for stated interest that is unconditionally payable at least annually at a variable rate that, subject to certain exceptions, is a single “qualified floating rate” or “objective rate,” each as defined below, all stated interest on the debt security is treated as qualified stated interest. In that case, both the debt security’s “yield to maturity” and “qualified stated interest” will be determined, solely for purposes of calculating the accrual of OID, if any, as though the debt security will bear interest in all periods throughout its term at a fixed rate generally equal to the rate that would be applicable to interest payments on the debt security on its date of issue or, in the case of an objective rate (other than a “qualified inverse floating rate”), the rate that reflects the yield to maturity that is reasonably expected for the debt security. A U.S. Holder of a variable rate debt instrument would then recognize OID, if any, that is calculated based on the debt security’s assumed yield to maturity. If the interest actually accrued or paid during an accrual period exceeds or is less than the assumed fixed interest, the qualified stated interest or OID allocable to that period is increased or decreased under rules set forth in Treasury regulations. Special rules apply for determining the amount of OID for other variable rate debt instruments, such as instruments with more than one qualified floating rate or instruments with a single fixed rate and one or more qualified floating rates.

A debt security will qualify as a variable rate debt instrument if the debt security’s issue price does not exceed the total noncontingent principal payments by more than the lesser of: (i) .015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or (ii) 15% of the total noncontingent principal payments; and the debt security provides for stated interest, compounded or paid at least annually, only at one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate. Generally, a rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous fluctuations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. If a debt security provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the debt security, the qualified floating rates together constitute a single qualified floating rate. Generally, an objective rate is a rate that is determined using a single fixed formula that is based on objective financial or economic information such as one or more qualified floating rates. An objective rate is a qualified inverse floating rate if that rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate.

A variable rate debt security generally will not qualify for treatment as a “variable rate debt instrument” if, among other circumstances:

•

the variable rate of interest is subject to one or more minimum or maximum rate floors or ceilings or one or more governors limiting the amount of increase or decrease in each case which are not fixed throughout the term of the debt security and which are reasonably expected as of the issue date to cause the rate in some accrual periods to be significantly higher or lower than the overall expected return on the debt security determined without the floor, ceiling, or governor;

•

in the case of certain debt securities, it is reasonably expected that the average value of the variable rate during the first half of the term of the debt security will be either significantly less than or significantly greater than the average value of the rate during the final half of the term of the debt security; or

•

the value of the rate on any date during the term of the debt security is set earlier than three months prior to the first day on which that value is in effect or later than one year following that first day.

In these situations, as well as others, the debt security generally will be subject to taxation under rules applicable to contingent payment debt instruments. U.S. Holders should consult with their own tax advisors regarding the specific U.S. federal income tax considerations with respect to these debt securities.

Acquisition Premium. If a U.S. Holder purchases an OID debt security for an amount greater than its adjusted issue price (as determined above) at the purchase date and less than or equal to the sum of all amounts, other than qualified stated

interest, payable on the OID debt security after the purchase date, the excess is “acquisition premium.” Under these rules, in general, the amount of OID which must be included in income for the debt security for any taxable year (or any portion of a taxable year in which the debt security is held) will be reduced (but not below zero) by the portion of the acquisition premium allocated to the period. The amount of acquisition premium allocated to each period is determined by multiplying the OID that otherwise would have been included in income by a fraction, the numerator of which is the excess of the cost over the adjusted issue price of the OID debt security and the denominator of which is the excess of the OID debt security’s stated redemption price at maturity over its adjusted issue price.

If a U.S. Holder purchases an OID debt security for an amount less than its adjusted issue price (as determined above) at the purchase date, any OID accruing with respect to that OID debt security will be required to be included in income and, to the extent of the difference between the purchase amount and the OID debt security’s adjusted issue price, the OID debt security will be treated as having “market discount.” See “—Consequences to U.S. Holders—Market Discount” below.

Amortizable Bond Premium. If a U.S. Holder purchases a debt security (including an OID debt security) for an amount in excess of the sum of all amounts payable on the debt security after the purchase date, other than qualified stated interest, such holder will be considered to have purchased such debt security with “amortizable bond premium” equal in amount to such excess. A U.S. Holder may elect to amortize such premium as an offset to interest income using a constant yield method over the remaining term of the debt security based on the U.S. Holder’s yield to maturity with respect to the debt security.

A U.S. Holder generally may use the amortizable bond premium allocable to an accrual period to offset interest required to be included in the U.S. Holder’s income under its regular method of accounting with respect to the debt security in that accrual period. If the amortizable bond premium allocable to an accrual period exceeds the amount of interest allocable to such accrual period, such excess would be allowed as a deduction for such accrual period, but only to the extent of the U.S. Holder’s prior interest inclusions on the debt security that have not been offset previously by bond premium. Any excess is generally carried forward and allocable to the next accrual period.

If a debt security may be redeemed by us prior to its maturity date, the amount of amortizable bond premium will be based on the amount payable at the applicable redemption date, but only if use of the redemption date (in lieu of the stated maturity date) results in a smaller amortizable bond premium for the period ending on the redemption date. In addition, special rules limit the amortization of bond premium in the case of convertible debt securities.

An election to amortize bond premium applies to all taxable debt obligations held by the U.S. Holder at the beginning of the first taxable year to which the election applies and thereafter acquired by the U.S. Holder and may be revoked only with the consent of the IRS. Generally, a holder may make an election to include in income its entire return on a debt security (i.e., the excess of all remaining payments to be received on the debt security over the amount paid for the debt security by such holder) in accordance with a constant yield method based on the compounding of interest, as discussed below under “—Consequences to U.S. Holders—Election to Treat All Interest as Original Issue Discount.” If a holder makes such an election for a debt security with amortizable bond premium, such election will result in a deemed election to amortize bond premium for all of the holder’s debt instruments with amortizable bond premium and may be revoked only with the permission of the IRS.

A U.S. Holder that elects to amortize bond premium will be required to reduce its tax basis in the debt security by the amount of the premium amortized during its holding period. OID debt securities purchased at a premium will not be subject to the OID rules described above.

If a U.S. Holder does not elect to amortize bond premium, the amount of bond premium will be included in its tax basis in the debt security. Therefore, if a U.S. Holder does not elect to amortize bond premium and it holds the debt security to maturity, the premium generally will be treated as capital loss when the debt security matures.

Market Discount. If a U.S. Holder purchases a debt security for an amount that is less than its stated redemption price at maturity, or, in the case of an OID debt security, its adjusted issue price, such holder will be considered to have purchased the debt security with “market discount.” Any payment, other than qualified stated interest, or any gain on the sale, exchange, retirement, or other disposition of a debt security with market discount generally will be treated as ordinary interest income to the extent of the market discount not previously included in income that accrued on the debt security during such holder’s holding period. In general, market discount is treated as accruing on a straight-line basis over the term of the debt security unless an election is made to accrue the market discount under a constant yield method. In addition, a U.S. Holder may be required to defer, until the maturity of the debt security or its earlier disposition in a taxable transaction, the deduction of a portion of the interest paid on any indebtedness incurred or maintained to purchase or carry the debt security in an amount not exceeding the accrued market discount on the debt security.

A U.S. Holder may elect to include market discount in income currently as it accrues (on either a straight-line or constant yield basis), in lieu of treating a portion of any gain realized on a sale, exchange, retirement, or other disposition of the debt security as ordinary income. If an election is made to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If a U.S. Holder makes such an election, it will apply to all market discount debt instruments acquired by such holder on or after the first day of the first taxable year to which the election applies. The election may not be revoked without the consent of the IRS. U.S. Holders should consult with their own tax advisors before making this election.

If the difference between the stated redemption price at maturity of a debt security or, in the case of an OID debt security, its adjusted issue price, and the amount paid for the debt security is less than 1/4 of 1% of the debt instrument’s stated redemption price at maturity or, in the case of an OID debt security, its adjusted issue price, multiplied by the number of remaining complete years to the debt security’s maturity (“de minimis market discount”), the debt security is not treated as issued with market discount.

Generally, a holder may make an election to include in income its entire return on a debt security (i.e., the excess of all remaining payments to be received on the debt security over the amount paid for the debt security by such holder) in accordance with a constant yield method based on the compounding of interest, as discussed below under “—Consequences to U.S. Holders—Election to Treat All Interest as Original Issue Discount.” If a holder makes such an election for a debt security with market discount, the holder will be required to include market discount in income currently as it accrues on a constant yield basis for all market discount debt instruments acquired by such holder on or after the first day of the first taxable year to which the election applies, and such election may be revoked only with the permission of the IRS.

Election to Treat All Interest as Original Issue Discount. A U.S. Holder may elect to include in income all interest that accrues on a debt security using the constant-yield method applicable to OID described above, subject to certain limitations and exceptions. For purposes of this election, interest includes stated interest, acquisition discount, OID, de minimis OID, market discount, de minimis market discount, and unstated interest, as adjusted by any amortizable bond premium or acquisition premium, each as described herein. If this election is made for a debt security, then, to apply the constant-yield method: (i) the issue price of the debt security will equal its cost, (ii) the issue date of the debt security will be the date it was acquired, and (iii) no payments on the debt security will be treated as payments of qualified stated interest. A U.S. Holder must make this election for the taxable year in which the debt security was acquired, and may not revoke the election without the consent of the IRS. U.S. Holders should consult with their own tax advisors before making this election.

Debt Securities That Trade “Flat.” We expect that certain debt securities will trade in the secondary market with accrued interest. However, we may issue debt securities with terms and conditions that would make it likely that such debt securities would trade “flat” in the secondary market, which means that upon a sale of a debt security a U.S. Holder would not be paid an amount that reflects the accrued but unpaid interest with respect to such debt security. Nevertheless, for U.S. federal income tax purposes, a portion of the sales proceeds equal to the interest accrued with respect to such debt security from the last interest payment date to the sale date must be treated as interest income rather than as an amount realized upon the sale. Accordingly, a U.S. Holder that sells such a debt security between interest payment dates would be required to recognize interest income and, in certain circumstances, would recognize a capital loss (the deductibility of which is subject to limitations) on the sale of the debt security. Concurrently, a U.S. Holder that purchases such a debt security between interest payment dates would not be required to include in income that portion of any interest payment received that is attributable to interest that accrued prior to the purchase. Such payment is treated as a return of capital which reduces the U.S. Holder’s remaining cost basis in the debt security. However, interest that accrues after the purchase date is included in income in the year received or accrued (depending on the U.S. Holder’s accounting method). U.S. Holders that purchase such debt securities between interest payment dates should consult their own tax advisors concerning such holder’s adjusted tax basis in the debt security and whether such debt securities should be treated as having been purchased with market discount, as described above.

Short-Term Debt Securities. Some of our debt securities may be issued with maturities of one year or less from the date of issue, which we refer to as short-term debt securities. Treasury regulations provide that no payments of interest on a short-term debt security are treated as qualified stated interest. Accordingly, in determining the amount of discount on a short-term debt security, all interest payments, including stated interest, are included in the short-term debt security’s stated redemption price at maturity.

In general, individual and certain other U.S. Holders using the cash basis method of tax accounting are not required to include accrued discount on short-term debt securities in income currently unless they elect to do so, but they may be required to include any stated interest in income as the interest is received. However, a cash basis U.S. Holder will be required to treat any gain realized on a sale, exchange, or retirement of the short-term debt security as ordinary income to the extent such gain does not exceed the discount accrued with respect to the short-term debt security, which will be determined on a straight-line basis unless the holder makes an election to accrue the discount under the constant-yield method, through the date of sale or retirement. In addition, a cash basis U.S. Holder that does not elect to currently include accrued discount in income will be not allowed to deduct any of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry a short-term debt security (in an amount not exceeding the deferred income), but instead will be required to defer deductions for such interest until the deferred income is realized upon the maturity of the short-term debt security or its earlier disposition in a taxable transaction. Notwithstanding the foregoing, a cash-basis U.S. Holder of a short-term debt security may elect to include accrued discount in income on a current basis. If this election is made, the limitation on the deductibility of interest described above will not apply.

A U.S. Holder using the accrual method of tax accounting and some cash basis holders (including banks, securities dealers, regulated investment companies, and certain trust funds) generally will be required to include accrued discount on a short-term debt security in income on a current basis, on either a straight-line basis or, at the election of the holder, under the constant-yield method based on daily compounding.

Regardless of whether a U.S. Holder is a cash-basis or accrual-basis holder, the holder of a short-term debt security may elect to include accrued “acquisition discount” with respect to the short-term debt security in income on a current basis. Acquisition discount is the excess of the remaining redemption amount of the short-term debt security at the time of acquisition over the purchase price. Acquisition discount will be treated as accruing on a straight-line basis or, at the election of the holder, under a constant yield method based on daily compounding. If a U.S. Holder elects to include accrued acquisition discount in income, the rules for including OID will not apply. In addition, the market discount rules described above will not apply to short-term debt securities.

Sale, Exchange, or Retirement of Debt Securities. Upon the sale, exchange, retirement, or other disposition of a debt security, a U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, retirement, or other disposition (less an amount equal to any accrued interest not previously included in income if the debt security is disposed of between interest payment dates, which will be included in income as interest income for U.S. federal income tax purposes) and the U.S. Holder’s adjusted tax basis in the debt security. The amount realized by the U.S. Holder will include the amount of any cash and the fair market value of any other property received for the debt security. A U.S. Holder’s adjusted tax basis in a debt security generally will be the cost of the debt security to such U.S. Holder, increased by any OID, market discount, de minimis OID, de minimis market discount, or any discount with respect to a short-term debt security previously included in income with respect to the debt security, and decreased by the amount of any premium previously amortized to reduce interest on the debt security and the amount of any payment (other than a payment of qualified stated interest) received in respect of the debt security.

Except as discussed above with respect to market discount, or as described below with respect to Non-U.S. Dollar Denominated Debt Securities, gain or loss realized on the sale, exchange, retirement, or other disposition of a debt security generally will be capital gain or loss and will be long-term capital gain or loss if the debt security has been held for more than one year. Net long-term capital gain recognized by an individual U.S. Holder before January 1, 2011 generally is subject to tax at a maximum rate of 15%. The ability of U.S. Holders to deduct capital losses is subject to limitations under the Code.

Reopenings. Treasury regulations provide specific rules regarding whether additional debt instruments issued in a reopening will be considered part of the same issue, with the same issue price and yield to maturity, as the original debt instruments for U.S. federal income tax purposes. Except as provided otherwise in an applicable prospectus supplement, we expect that additional debt securities issued by us in any reopening will be issued such that they will be considered part of the original issuance to which they relate.

Debt Securities Subject to Contingencies Including Optional Redemption. Certain of the debt securities may provide for an alternative payment schedule or schedules applicable upon the occurrence of a contingency or contingencies, other than a remote or incidental contingency, whether such contingency relates to payments of interest or of principal. In addition, certain of the debt securities may contain provisions permitting them to be redeemed prior to their stated maturity at our option and/or at the option of the holder. Debt securities containing these features may be subject to rules that differ from the general rules discussed herein. U.S. Holders considering the purchase of debt securities with these features should carefully examine the applicable prospectus supplement and should consult their own tax advisors regarding the U.S. federal income tax consequences to a U.S. Holder of the ownership and disposition of such debt securities since the U.S. federal income tax consequences with respect to OID will depend, in part, on the particular terms and features of the debt securities.

Non-U.S. Dollar Denominated Debt Securities. Additional considerations apply to a U.S. Holder of a debt security payable in a currency other than U.S. dollars (“foreign currency”). We refer to these securities as Non-U.S. Dollar Denominated Debt Securities. In the case of payments of interest, U.S. Holders using the cash method of accounting for U.S.

federal income tax purposes will be required to include in income the U.S. dollar value of the foreign currency payment on a Non-U.S. Dollar Denominated Debt Security (other than OID or market discount) when the payment of interest is received. The U.S. dollar value of the foreign currency payment is determined by translating the foreign currency received at the spot rate for such foreign currency on the date the payment is received, regardless of whether the payment is in fact converted to U.S. dollars at that time. The U.S. dollar value will be the U.S. Holder’s tax basis in the foreign currency received. A U.S. Holder will not recognize foreign currency exchange gain or loss with respect to the receipt of such payment.

U.S. Holders using the accrual method of accounting for U.S. federal income tax purposes will be required to include in income the U.S. dollar value of the amount of interest income that has accrued and is otherwise required to be taken into account with respect to a Non-U.S. Dollar Denominated Debt Security during an accrual period. The U.S. dollar value of the accrued income will be determined by translating the income at the average rate of exchange for the accrual period or, with respect to an accrual period that spans two taxable years, at the average rate for the partial period within the taxable year. A U.S. Holder may elect, however, to translate the accrued interest income using the exchange rate on the last day of the accrual period or, with respect to an accrual period that spans two taxable years, using the exchange rate on the last day of the taxable year. If the last day of an accrual period is within five business days of the date of receipt of the accrued interest, a U.S. Holder may translate the interest using the exchange rate on the date of receipt. The above election will apply to all other debt obligations held by the U.S. Holder and may not be changed without the consent of the IRS. U.S. Holders should consult their own tax advisors before making the above election. Upon receipt of an interest payment (including, upon the sale of the debt security, the receipt of proceeds which include amounts attributable to accrued interest previously included in income), the holder will recognize foreign currency exchange gain or loss in an amount equal to the difference between the U.S. dollar value of such payment (determined by translating the foreign currency received at the spot rate for such foreign currency on the date such payment is received) and the U.S. dollar value of the interest income previously included in income with respect to such payment. This gain or loss will be treated as ordinary income or loss.

OID on a debt security that is also a Non-U.S. Dollar Denominated Debt Security will be determined for any accrual period in the applicable foreign currency and then translated into U.S. dollars, in the same manner as interest income accrued by a holder on the accrual basis, as described above (regardless of such holder’s regular method of accounting). A U.S. Holder will recognize foreign currency exchange gain or loss when OID is paid (including, upon the sale of such debt security, the receipt of proceeds which include amounts attributable to OID previously included in income) to the extent of the difference between the U.S. dollar value of such payment (determined by translating the foreign currency received at the spot rate for such foreign currency on the date such payment is received) and the U.S. dollar value of the accrued OID (determined in the same manner as for accrued interest). For these purposes, all receipts on a debt security will be viewed: (i) first, as the receipt of any stated interest payment called for under the terms of the debt security, (ii) second, as receipts of previously accrued OID (to the extent thereof), with payments considered made for the earliest accrual periods first, and (iii) third, as the receipt of principal.

The amount of market discount on Non-U.S. Dollar Denominated Debt Securities includible in income generally will be determined by translating the market discount determined in the foreign currency into U.S. dollars at the spot rate on the date the Non-U.S. Dollar Denominated Debt Security is retired or otherwise disposed of. If a U.S. Holder elected to accrue market discount currently, then the amount which accrues is determined in the foreign currency and then translated into U.S. dollars on the basis of the average exchange rate in effect during such accrual period. A U.S. Holder will recognize foreign currency exchange gain or loss with respect to market discount which is accrued currently using the approach applicable to the accrual of interest income as described above.

Amortizable bond premium on a Non-U.S. Dollar Denominated Debt Security will be computed in the applicable foreign currency. If a U.S. Holder elected to amortize the premium, the amortizable bond premium will reduce interest income in the applicable foreign currency. At the time bond premium is amortized, foreign currency exchange gain or loss will be realized based on the difference between spot rates at such time and the time of acquisition of the Non-U.S. Dollar Denominated Debt Security. If a U.S. Holder does not elect to amortize bond premium, the bond premium computed in the foreign currency must be translated into U.S. dollars at the spot rate on the maturity date and such bond premium will constitute a capital loss which may be offset or eliminated by foreign currency exchange gain.

If a U.S. Holder purchases a Non-U.S. Dollar Denominated Debt Security with previously owned foreign currency, foreign currency exchange gain or loss (which will be treated as ordinary income or loss) will be recognized in an amount equal to the difference, if any, between the tax basis in the foreign currency and the U.S. dollar fair market value of the foreign currency used to purchase the Non-U.S. Dollar Denominated Debt Security, determined on the date of purchase.

Upon the sale, exchange, retirement, or other taxable disposition of a Non-U.S. Dollar Denominated Debt Security, a U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, retirement, or other disposition (less an amount equal to any accrued and unpaid interest not previously included in income, which will be treated as a payment of interest for U.S. federal income tax purposes) and the adjusted tax basis in the Non-U.S. Dollar Denominated Debt Security. The adjusted tax basis in a Non-U.S. Dollar Denominated Debt Security will equal the amount paid for the Non-U.S. Dollar Denominated Debt Security, increased by the amounts of any market discount or OID previously included in income with respect to the Non-U.S. Dollar Denominated Debt Security and reduced by any amortized acquisition or other premium and any principal payments received in respect of the Non-U.S. Dollar Denominated Debt Security. The amount of any payment in or adjustments measured by foreign currency will be equal to the U.S. dollar value of the foreign currency on the date of the purchase or adjustment. The amount realized will be based on the U.S. dollar value of the foreign currency on the date the payment is received or the Non-U.S. Dollar Denominated Debt Security is disposed of (or deemed disposed of as a result of a material change in the terms of the debt security). If, however, a Non-U.S. Dollar Denominated Debt Security is traded on an established securities market and the U.S. Holder uses the cash basis method of tax accounting, the U.S. dollar value of the amount realized will be determined by translating the foreign currency payment at the spot rate of exchange on the settlement date of the purchase or sale. A U.S. Holder that uses the accrual basis method of tax accounting may elect the same treatment with respect to the purchase and sale of Non-U.S. Dollar Denominated Debt Securities traded on an established securities market, provided that the election is applied consistently.

Except with respect to market discount as discussed above, and the foreign currency rules discussed below, gain or loss recognized upon the sale, exchange, retirement, or other taxable disposition of a Non-U.S. Dollar Denominated Debt Security will be capital gain or loss and will be long-term capital gain or loss if at the time of sale, exchange, retirement, or other disposition, the Non-U.S. Dollar Denominated Debt Security has been held for more than one year. Net long-term capital gain recognized by an individual U.S. Holder before January 1, 2011 generally is subject to tax at a maximum rate of 15%. The ability of U.S. Holders to deduct capital losses is subject to limitations under the Code.

A portion of the gain or loss with respect to the principal amount of a Non-U.S. Dollar Denominated Debt Security may be treated as foreign currency exchange gain or loss. Foreign currency exchange gain or loss will be treated as ordinary income or loss. For these purposes, the principal amount of the Non-U.S. Dollar Denominated Debt Security is the purchase price for the Non-U.S. Dollar Denominated Debt Security calculated in the foreign currency on the date of purchase, and the amount of exchange gain or loss recognized is equal to the difference between (i) the U.S. dollar value of the principal amount determined on the date of the sale, exchange, retirement or other disposition of the Non-U.S. Dollar Denominated Debt Security and (ii) the U.S. dollar value of the principal amount determined on the date the foreign currency debt security was purchased. The amount of foreign currency exchange gain or loss will be limited to the amount of overall gain or loss realized on the disposition of the Non-U.S. Dollar Denominated Debt Security.

The tax basis in foreign currency received as interest on a Non-U.S. Dollar Denominated Debt Security will be the U.S. dollar value of the foreign currency determined at the spot rate in effect on the date the foreign currency is received. The tax basis in foreign currency received on the sale, exchange, retirement, or other disposition of a Non-U.S. Dollar Denominated Debt Security will be equal to the U.S. dollar value of the foreign currency, determined at the time of the sale, exchange, retirement or other disposition. As discussed above, if the Non-U.S. Dollar Denominated Debt Securities are traded on an established securities market, a cash basis U.S. Holder (or, upon election, an accrual basis U.S. Holder) will determine the U.S. dollar value of the foreign currency by translating the foreign currency received at the spot rate of exchange on the settlement date of the sale, exchange, retirement, or other disposition. Accordingly, in such case, no foreign currency exchange gain or loss will result from currency fluctuations between the trade date and settlement date of a sale, exchange, retirement, or other disposition. Any gain or loss recognized on a sale, exchange, retirement, or other disposition of foreign currency (including its exchange for U.S. dollars or its use to purchase debt securities) will be ordinary income or loss.

For special treatment of Non-U.S. Dollar Denominated Debt Securities that are also contingent payment debt securities, see the applicable prospectus supplement.

Consequences to Non-U.S. Holders

The following is a summary of certain U.S. federal income tax consequences that will apply to Non-U.S. Holders of debt securities.

Payments of Interest. Under current U.S. federal income tax law and subject to the discussion below concerning backup withholding, principal (and premium, if any) and interest payments, including any OID, that are received from us or our agent and that are not effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, generally will not be subject to U.S. federal income or withholding tax except as provided below. Interest, including any OID, may be subject to a 30% withholding tax (or less under an applicable treaty, if any) if:

•	a Non-U.S. Holder actually or constructively owns 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	a Non-U.S. Holder is a “controlled foreign corporation” for U.S. federal income tax purposes that is related to us (directly or indirectly) through stock ownership;

•	a Non-U.S. Holder is a bank extending credit under a loan agreement in the ordinary course of its trade or business;

•

the interest payments on the debt security are determined by reference to the income, profits, changes in the value of property or other attributes of the debtor or a related party (other than payments that are based on the value of a security or index of securities that are, and will continue to be, actively traded within the meaning of Section 1092(d) of the Code, and that are not nor will be a “United States real property interest” as described in Section 897(c)(1) or 897(g) of the Code); or

•	the Non-U.S. Holder does not satisfy the certification requirements described below.

In the case of debt securities in registered form, a Non-U.S. Holder generally will satisfy the certification requirements if either: (A) the Non-U.S. Holder certifies to us or our agent, under penalties of perjury, that it is a non-United States person and provides its name and address (which certification may generally be made on an IRS Form W-8BEN, or a successor form), or (B) a securities clearing organization, bank, or other financial institution that holds customer securities in the ordinary course of its trade or business (a “financial institution”) and holds the debt security certifies to us or our agent under penalties of perjury that either it or another financial institution has received the required statement from the Non-U.S. Holder certifying that it is a non-United States person and furnishes us with a copy of the statement.

Special rules apply with respect to compliance with certain restrictions and procedures relating to the offer, sale, and delivery of and payments on bearer debt securities. We generally will issue debt securities only in registered form, without coupons, although we may issue debt securities in bearer form, in which case we will so specify the applicable restrictions and procedures in the applicable prospectus supplement.

Payments not meeting the requirements set forth above and thus subject to withholding of U.S. federal income tax may nevertheless be exempt from withholding (or subject to withholding at a reduced rate) if the Non-U.S. Holder provides us with a properly executed IRS Form W-8BEN (or successor form) claiming an exemption from, or reduction in, withholding under the benefit of a tax treaty, or IRS Form W-8ECI (or other applicable form) stating that interest paid on the debt securities is not subject to withholding tax because it is effectively connected with the conduct of a trade or business within the United States as discussed below. To claim benefits under an income tax treaty, a Non-U.S. Holder must obtain a taxpayer identification number and certify as to its eligibility under the appropriate treaty’s limitations on benefits article. In addition, special rules may apply to claims for treaty benefits made by Non-U.S. Holders that are entities rather than individuals. A Non-U.S. Holder that is eligible for a reduced rate of U.S. federal withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

Additional Payments. If the amount or timing of any payments on a debt security is contingent, the interest payments on the debt security may be treated as “contingent interest” under Section 871(h)(4) of the Code, in which case such interest may not be eligible for the exemption from U.S. federal income and withholding tax, as described above (other than for a holder that otherwise claims an exemption from, or reduction in, withholding under the benefit of an income tax treaty). In certain circumstances, if specified in the applicable prospectus supplement, we will pay to a Non-U.S. Holder of any debt security additional amounts to ensure that every net payment on that debt security will not be less, due to the payment of U.S. federal withholding tax, than the amount then otherwise due and payable. See “Description of Debt Securities—Payment of Additional Amounts” above. However, because the likelihood that such payments will be made is remote, we do not believe that, because of these potential additional payments, the interest on the debt securities should be treated as contingent interest.

Sale, Exchange, or Retirement of Debt Securities. A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any capital gain or market discount realized on the sale, exchange, retirement, or other disposition of debt securities, provided that: (a) the gain is not effectively connected with the conduct of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, (b) in the case of a Non-U.S. Holder that is an individual, the Non-U.S. Holder is not present in the United States for 183 days or more in the taxable year of the sale, exchange, or other disposition of the debt security, and (c) the Non-U.S. Holder is not subject to tax pursuant to certain provisions of U.S. federal income tax law applicable to certain expatriates. An individual Non-U.S. Holder who is present in the United States for 183 days or more in the taxable year of sale, exchange, or other disposition of a debt security, and if certain other conditions are met, will be subject to U.S. federal income tax at a rate of 30% on the gain realized on the sale, exchange, or other disposition of such debt security.

Income Effectively Connected with a Trade or Business within the United States. If a Non-U.S. Holder of a debt security is engaged in the conduct of a trade or business within the United States and if interest (including any OID) on the debt security, or gain realized on the sale, exchange, or other disposition of the debt security, is effectively connected with the conduct of such trade or business (and, if certain tax treaties apply, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States), the Non-U.S. Holder, although exempt from U.S. federal withholding tax (provided that the certification requirements discussed above are satisfied), generally will be subject to U.S. federal income tax on such interest (including any OID) or gain on a net income basis in the same manner as if it were a U.S. Holder. Non-U.S. holders should read the material under the heading “—Consequences to U.S. Holders,” for a description of the U.S. federal income tax consequences of acquiring, owning, and disposing of debt securities. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% (or such lower rate provided by an applicable U.S. income tax treaty) of a portion of its earnings and profits for the taxable year that are effectively connected with its conduct of a trade or business in the United States, subject to certain adjustments.

Convertible, Renewable, Extendible, Indexed, and Other Debt Securities

Special U.S. federal income tax rules are applicable to certain other debt securities, including contingent Non-U.S. Dollar Denominated Debt Securities, debt securities that may be convertible into or exercisable or exchangeable for our common or preferred stock or other securities or debt or equity securities of one or more third parties, debt securities the payments on which are determined or partially determined by reference to any index and other debt securities that are subject to the rules governing contingent payment obligations which are not subject to the rules governing variable rate debt securities, any renewable and extendible debt securities and any debt securities providing for the periodic payment of principal over the life of the debt security. The material U.S. federal income tax considerations with respect to these debt securities will be discussed in the applicable prospectus supplement.

Backup Withholding and Information Reporting

In general, in the case of a U.S. Holder, other than certain exempt holders, we and other payors are required to report to the IRS all payments of principal, any premium, and interest on the debt security, and the accrual of OID on an OID debt security. In addition, we and other payors generally are required to report to the IRS any payment of proceeds of the sale of a debt security before maturity. Additionally, backup withholding generally will apply to any payments, including payments of OID, if a U.S. Holder fails to provide an accurate taxpayer identification number and certify that the taxpayer identification number is correct, the U.S. Holder is notified by the IRS that it has failed to report all interest and dividends required to be shown on its U.S. federal income tax returns or a U.S. Holder does not certify that it has not underreported its interest and dividend income.

In the case of a Non-U.S. Holder, backup withholding and information reporting will not apply to payments made if the Non-U.S. Holder provides the required certification that it is not a United States person, or the Non-U.S. Holder otherwise establishes an exemption, provided that the payor or withholding agent does not have actual knowledge that the holder is a United States person, or that the conditions of any exemption are not satisfied.

In addition, payments of the proceeds from the sale of a debt security to or through a foreign office of a broker or the foreign office of a custodian, nominee, or other dealer acting on behalf of a holder generally will not be subject to information reporting or backup withholding. However, if the broker, custodian, nominee, or other dealer is a United States person, the government of the United States or the government of any state or political subdivision of any state, or any agency or instrumentality of any of these governmental units, a controlled foreign corporation for U.S. federal income tax purposes, a foreign partnership that is either engaged in a trade or business within the United States or whose United States partners in the aggregate hold more than 50% of the income or capital interest in the partnership, a foreign person 50% or more of whose gross income for a certain period is effectively connected with a trade or business within the United States, or a United States branch of a foreign bank or insurance company, information reporting (but not backup withholding) generally will be required with respect to payments made to a holder unless the broker, custodian, nominee, or other dealer has documentation of the holder’s foreign status and the broker, custodian, nominee, or other dealer has no actual knowledge to the contrary.

Payment of the proceeds from a sale of a debt security to or through the United States office of a broker is subject to information reporting and backup withholding, unless the holder certifies as to its non-United States person status or otherwise establishes an exemption from information reporting and backup withholding.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Taxation of Common Stock, Preferred Stock, and Depositary Shares

This subsection describes the material U.S. federal income tax consequences of the acquisition, ownership, and disposition of the common stock, preferred stock, and depositary shares offered in this prospectus.

Taxation of Holders of Depositary Shares

For U.S. federal income tax purposes, holders of depositary shares generally will be treated as if they were the holders of the preferred stock represented by such depositary shares. Accordingly, such holders will be entitled to take into account, for U.S. federal income tax purposes, income and deductions to which they would be entitled if they were holders of such preferred stock, as described more fully below. Exchanges of preferred stock for depositary shares and depositary shares for preferred stock generally will not be subject to U.S. federal income taxation.

Consequences to U.S. Holders

The following is a summary of certain U.S. federal income tax consequences that will apply to U.S. Holders of our common stock, preferred stock, and depositary shares.

Distributions on Common Stock, Preferred Stock, and Depositary Shares. Distributions made to U.S. Holders out of our current or accumulated earnings and profits, as determined for U.S. federal income tax purposes, will be included in the income of a U.S. Holder as dividend income and will be subject to tax as ordinary income. Dividends received by an individual U.S. Holder in taxable years beginning before January 1, 2011 that constitute “qualified dividend income” are generally subject to tax at a maximum rate of 15% applicable to net long-term capital gains, provided that certain holding period and other requirements are met. Dividends received by a corporate U.S. Holder, except as described in the next subsection, generally will be eligible for the 70% dividends-received deduction.

Distributions in excess of our current and accumulated earnings and profits will not be taxable to a U.S. Holder to the extent that the distributions do not exceed the U.S. Holder’s adjusted tax basis in the shares, but rather will reduce the adjusted tax basis of such shares. To the extent that distributions in excess of our current and accumulated earnings and profits exceed the U.S. Holder’s adjusted tax basis in the shares, such distributions will be included in income. In addition, a corporate U.S. Holder will not be entitled to the dividends-received deduction on this portion of a distribution.

We will notify holders of our shares after the close of our taxable year as to the portions of the distributions attributable to that year that constitute ordinary income, qualified dividend income, and nondividend distributions, if any.

Limitations on Dividends-Received Deduction. A corporate U.S. Holder may not be entitled to take the 70% dividends-received deduction in all circumstances. Prospective corporate investors in our common stock, preferred stock, or depositary shares should consider the effect of:

•

Section 246A of the Code, which reduces the dividends-received deduction allowed to a corporate U.S. Holder that has incurred indebtedness that is “directly attributable” to an investment in portfolio stock, which may include our common stock, preferred stock, and depositary shares;

•

Section 246(c) of the Code, which, among other things, disallows the dividends-received deduction in respect of any dividend on a share of stock that is held for less than the minimum holding period (generally, for common stock, at least 46 days during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend); and

•

Section 1059 of the Code, which, under certain circumstances, reduces the basis of stock for purposes of calculating gain or loss in a subsequent disposition by the portion of any “extraordinary dividend” (as defined below) that is eligible for the dividends-received deduction.

Extraordinary Dividends. A corporate U.S. Holder will be required to reduce its tax basis (but not below zero) in our common stock, preferred stock, or depositary shares by the nontaxed portion of any “extraordinary dividend” if the stock was not held for more than two years before the earliest of the date such dividend is declared, announced, or agreed. Generally, the nontaxed portion of an extraordinary dividend is the amount excluded from income by operation of the dividends-received deduction. An extraordinary dividend generally would be a dividend that:

•

in the case of common stock, equals or exceeds 10% of the corporate U.S. Holder’s adjusted tax basis in the common stock, treating all dividends having ex-dividend dates within an 85 day period as one dividend; or

•

in the case of preferred stock, equals or exceeds 5% of the corporate U.S. Holder’s adjusted tax basis in the preferred stock, treating all dividends having ex-dividend dates within an 85 day period as one dividend; or

•	exceeds 20% of the corporate U.S. Holder’s adjusted tax basis in the stock, treating all dividends having ex-dividend dates within a 365 day period as one dividend.

In determining whether a dividend paid on stock is an extraordinary dividend, a corporate U.S. Holder may elect to substitute the fair market value of the stock for its tax basis for purposes of applying these tests if the fair market value as of the day before the ex-dividend date is established to the satisfaction of the Secretary of the Treasury. An extraordinary dividend also includes any amount treated as a dividend in the case of a redemption that is either non-pro rata as to all stockholders or in partial liquidation of the corporation, regardless of the stockholder’s holding period and regardless of the size of the dividend. Any part of the nontaxed portion of an extraordinary dividend that is not applied to reduce the corporate U.S. Holder’s tax basis as a result of the limitation on reducing its basis below zero would be treated as capital gain and would be recognized in the taxable year in which the extraordinary dividend is received.

Corporate U.S. Holders should consult with their own tax advisors with respect to the possible application of the extraordinary dividend provisions of the Code to the ownership or disposition of common stock, preferred stock, or depositary shares in their particular circumstances.

Sale, Exchange, or other Taxable Disposition. Upon the sale, exchange, or other taxable disposition of our common stock, preferred stock, or depositary shares (other than by redemption or repurchase by us), a U.S. Holder generally will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, or other taxable disposition and the U.S. Holder’s adjusted tax basis in the shares. The amount realized by the U.S. Holder will include the amount of any cash and the fair market value of any other property received upon the sale, exchange, or other taxable disposition of the shares. A U.S. Holder’s tax basis in a share generally will be equal to the cost of the share to such U.S. Holder, which may be adjusted for certain subsequent events (for example, if the U.S. Holder receives a nondividend distribution, as described above). Gain or loss realized on the sale, exchange, or other taxable disposition of our common stock, preferred stock, or depositary shares generally will be capital gain or loss and will be long-term capital gain or loss if the shares have been held for more than one year. Net long-term capital gain recognized by an individual U.S. Holder before January 1, 2011 generally is subject to tax at a maximum rate of 15%. The ability of U.S. Holders to deduct capital losses is subject to limitations under the Code.

Redemption or Repurchase of Common Stock, Preferred Stock, or Depositary Shares. If we are permitted to and redeem or repurchase a U.S. Holder’s common stock, preferred stock, or depositary shares, the redemption or repurchase generally would be a taxable event for U.S. federal income tax purposes. A U.S. Holder would be treated as if it had sold its shares if the redemption or repurchase:

•	results in a complete termination of the U.S. holder’s stock interest in us;

•	is substantially disproportionate with respect to the U.S. Holder; or

•	is not essentially equivalent to a dividend with respect to the U.S. Holder, in each case as determined under the Code.

In determining whether any of these tests has been met, shares of stock considered to be owned by a U.S. Holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, as well as shares actually owned, must be taken into account.

If we redeem or repurchase a U.S. Holder’s shares in a redemption or repurchase that meets one of the tests described above, the U.S. Holder generally would recognize taxable gain or loss equal to the sum of the amount of cash and fair market value of property (other than our stock or the stock of a successor to us) received less the U.S. Holder’s tax basis in the shares redeemed or repurchased. This gain or loss generally would be long-term capital gain or capital loss if the shares have been held for more than one year.

If a redemption or repurchase does not meet any of the tests described above, a U.S. Holder generally will be taxed on the cash and fair market value of the property received as a dividend to the extent paid out of our current and accumulated earnings and profits. Any amount in excess of our current or accumulated earnings and profits would first reduce the U.S. holder’s tax basis in the shares and thereafter would be treated as capital gain. If a redemption or repurchase is treated as a distribution that is taxable as a dividend, the U.S. Holder’s tax basis in the redeemed or repurchased shares would be transferred to the remaining shares of our stock that the U.S. Holder owns, if any.

Special rules apply if we redeem our common stock, preferred stock, or depositary shares for our debt securities. We will discuss any special U.S. federal income tax considerations in the applicable prospectus supplement if we have the option to redeem our common stock, preferred stock, or depositary shares for our debt securities.

Consequences to Non-U.S. Holders

The following is a summary of certain U.S. federal income tax consequences that will apply to Non-U.S. Holders of our common stock, preferred stock, and depositary shares.

Distributions on Common Stock, Preferred Stock, and Depositary Shares. Distributions made to Non-U.S. Holders out of our current or accumulated earnings and profits, as determined for U.S. federal income tax purposes, and that are not effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, generally will be subject to U.S. federal income and withholding tax at a rate of 30% (or lower rate under an applicable treaty, if any). Payments subject to withholding of U.S. federal income tax may nevertheless be exempt from withholding (or subject to withholding at a reduced rate) if the Non-U.S. Holder provides us with a properly executed IRS Form W-8BEN (or successor form) claiming an exemption from, or reduction in, withholding under the benefit of a tax treaty, or IRS Form W-8ECI (or other applicable form) stating that a dividend paid on our shares is not subject to withholding tax because it is effectively connected with the conduct of a trade or business within the United States, as discussed below.

To claim benefits under an income tax treaty, a Non-U.S. Holder must certify to us or our agent, under penalties of perjury, that it is a non-United States person and provide its name and address (which certification may generally be made on an IRS Form W-8BEN, or a successor form), obtain and provide a taxpayer identification number, and certify as to its eligibility under the appropriate treaty’s limitations on benefits article. In addition, special rules may apply to claims for treaty benefits made by Non-U.S. Holders that are entities rather than individuals. A Non-U.S. Holder that is eligible for a reduced rate of U.S. federal withholding tax under an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

Sale, Exchange, or other Taxable Disposition. A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any capital gain realized on the sale, exchange, or other taxable disposition of our common stock, preferred stock, or depositary shares, provided that: (a) the gain is not effectively connected with the conduct of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, (b) in the case of a Non-U.S. Holder that is an individual, the Non-U.S. Holder is not present in the United States for 183 days or more in the taxable year of the sale, exchange, or other disposition of the shares, (c) the Non-U.S. Holder is not subject to tax pursuant to certain provisions of U.S. federal income tax law applicable to certain expatriates, and (d) we are not nor have we been a “United States real property holding corporation” for U.S. federal income tax purposes. An individual Non-U.S. Holder who is present in the United States for 183 days or more in the taxable year of sale, exchange, or other disposition of our common stock, preferred stock, or depositary shares, and if certain other conditions are met, will be subject to U.S. federal income tax at a rate of 30% on the gains realized on the sale, exchange, or other disposition of such shares.

We would not be treated as a “United States real property holding corporation” if less than 50% of our assets throughout a prescribed testing period consist of interests in real property located within the United States, excluding, for this purpose, interests in real property solely in a capacity as a creditor. Even if we are treated as a “United States real property holding corporation,” a Non-U.S. Holder’s sale of our common stock, preferred stock, or depositary shares nonetheless generally will not be subject to U.S. federal income or withholding tax, provided that (a) our stock owned is of a class that is “regularly traded,” as defined by applicable Treasury regulations, on an established securities market, and (b) the selling Non-U.S. Holder held, actually or constructively, 5% or less of our outstanding stock of that class at all times during the five-year period ending on the date of disposition.

To the extent we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes and a Non-U.S. Holder held, directly or indirectly, at any time during the five-year period ending on the date of disposition, more than 5% of the class of stock and the non-U.S. Holder was not eligible for any treaty exemption, any gain on the sale of our common stock, preferred stock, or depositary shares would be treated as effectively connected with a trade or business within the United States, the treatment of which is described below, and the purchaser of the stock could be required to withhold 10% of the purchase price and remit such amount to the IRS.

We believe that we are not currently, and do not anticipate becoming, a “United States real property holding corporation” for U.S. federal income tax purposes.

Income Effectively Connected with a Trade or Business within the United States. If a Non-U.S. Holder of our common stock, preferred stock, or depositary shares is engaged in the conduct of a trade or business within the United States and if dividends on the shares, or gain realized on the sale, exchange, or other disposition of the shares, are effectively connected with the conduct of such trade or business (and, if certain tax treaties apply, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States), the Non-U.S. Holder, although exempt from U.S. federal withholding tax (provided that the certification requirements discussed above are satisfied), generally will be subject to U.S. federal income tax on such dividends or gain on a net income basis in the same manner as if it were a U.S. Holder. Non-U.S. Holders should read the material under the heading “—Consequences to U.S. Holders” above for a description of the U.S. federal income tax consequences of acquiring, owning, and disposing of our common stock, preferred stock, or depositary shares. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% (or such lower rate provided by an applicable U.S. income tax treaty) of a portion of its earnings and profits for the taxable year that are effectively connected with its conduct of a trade or business in the United States, subject to certain adjustments.

Backup Withholding and Information Reporting

In general, in the case of a U.S. Holder, other than certain exempt holders, we and other payors are required to report to the IRS all payments of dividends on our common stock, preferred stock, or depositary shares. In addition, we and other payors generally are required to report to the IRS any payment of proceeds of the sale of common stock, preferred stock, or depositary shares. Additionally, backup withholding generally will apply to any dividend payment and to proceeds received on a sale or exchange if a U.S. Holder fails to provide an accurate taxpayer identification number and certify that the taxpayer identification number is correct, the U.S. Holder is notified by the IRS that it has failed to report all dividends required to be shown on its U.S. federal income tax returns, or the U.S. Holder does not certify that it has not underreported its interest and dividend income.

In the case of a Non-U.S. Holder, backup withholding and information reporting will not apply to payments made if the Non-U.S. Holder provides the required certification that it is not a United States person, as described above, or the Non-U.S. Holder otherwise establishes an exemption, provided that the payor or withholding agent does not have actual knowledge that the holder is a United States person, or that the conditions of any exemption are not satisfied.

In addition, payments of the proceeds from the sale of our common stock, preferred stock, or depositary shares to or through a foreign office of a broker or the foreign office of a custodian, nominee, or other dealer acting on behalf of a holder generally will not be subject to information reporting or backup withholding. However, if the broker, custodian, nominee, or other dealer is a United States person, the government of the United States or the government of any state or political subdivision of any state, or any agency or instrumentality of any of these governmental units, a controlled foreign corporation for U.S. federal income tax purposes, a foreign partnership that is either engaged in a trade or business within the United States or whose United States partners in the aggregate hold more than 50% of the income or capital interest in the partnership, a foreign person 50% or more of whose gross income for a certain period is effectively connected with a trade or business within the United States, or a United States branch of a foreign bank or insurance company, information reporting (but not backup withholding) generally will be required with respect to payments made to a holder unless the broker, custodian, nominee, or other dealer has documentation of the holder’s foreign status and the broker, custodian, nominee, or other dealer has no actual knowledge to the contrary.

Payment of the proceeds from a sale of our common stock, preferred stock, or depositary shares to or through the United States office of a broker is subject to information reporting and backup withholding, unless the holder certifies as to its non-United States person status or otherwise establishes an exemption from information reporting and backup withholding.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Convertible Preferred Stock and Other Equity Securities

Special U.S. federal income tax rules are applicable to certain other of our equity securities, including preferred stock convertible into or exercisable or exchangeable for our common stock or other securities. The material U.S. federal income tax considerations with respect to these securities will be discussed in the applicable prospectus supplement. Investors should consult with their own tax advisors regarding the specific U.S. federal income tax considerations with respect to these securities.

Taxation of Warrants

The applicable prospectus supplement will contain a discussion of any special U.S. federal income tax considerations with respect to the acquisition, ownership, and disposition of warrants offered in this prospectus, including any tax considerations relating to the specific terms of the warrants. Investors considering the purchase of warrants we are offering should carefully examine the applicable prospectus supplement regarding the special U.S. federal income tax considerations, if any, of the acquisition, ownership, and disposition of the warrants.

Investors should consult with their own tax advisors regarding the U.S. federal income tax consequences and the tax consequences of any other taxing jurisdiction relating to the ownership and disposition of warrants we are offering in light of their investment or tax circumstances.

Taxation of Purchase Contracts

The applicable prospectus supplement will contain a discussion of any special U.S. federal income tax considerations with respect to the acquisition, ownership, and disposition of purchase contracts offered in this prospectus, including any tax considerations relating to the specific terms of the purchase contracts. Investors considering the purchase of purchase contracts we are offering should carefully examine the applicable prospectus supplement regarding the special U.S. federal income tax considerations, if any, of the acquisition, ownership, and disposition of the purchase contracts.

Investors should consult with their own tax advisors regarding the U.S. federal income tax consequences and the tax consequences of any other taxing jurisdiction relating to the ownership and disposition of the purchase contracts in light of their investment or tax circumstances.

Taxation of Units

The applicable prospectus supplement will contain a discussion of any special U.S. federal income tax considerations with respect to the acquisition, ownership, and disposition of units that we are offering, including any tax considerations relating to the specific terms of the units. Investors considering the purchase of units that we are offering should carefully examine the applicable prospectus supplement regarding the special U.S. federal income tax consequences, if any, of the acquisition, ownership, and disposition of the units.

Investors should consult with their own tax advisors regarding the U.S. federal income tax consequences and the tax consequences of any other taxing jurisdiction relating to the ownership and disposition of units comprised of two or more of the securities we are offering in light of their investment or tax circumstances.

Reportable Transactions

Applicable Treasury regulations require taxpayers that participate in “reportable transactions” to disclose their participation to the IRS by attaching Form 8886 to their U.S. federal tax returns and to retain a copy of all documents and records related to the transaction. In addition, “material advisors” with respect to such a transaction may be required to file returns and maintain records, including lists identifying investors in the transactions, and to furnish those records to the IRS upon demand. A transaction may be a “reportable transaction” based on any of several criteria, one or more of which may be present with respect to an investment in the securities that we are offering. Whether an investment in these securities constitutes a “reportable transaction” for any investor depends on the investor’s particular circumstances. The Treasury regulations provide that, in addition to certain other transactions, a “loss transaction” constitutes a “reportable transaction.” A “loss transaction” is any transaction resulting in the taxpayer claiming a loss under Section 165 of the Code, in an amount equal to or in excess of certain threshold amounts, subject to certain exceptions. The Treasury regulations specifically provide that a loss resulting from a “Section 988 transaction” will constitute a Section 165 loss, and certain exceptions will not be available if the loss from sale or exchange is treated as ordinary under Section 988. In general, certain securities issued in a foreign currency will be subject to the rules governing foreign currency exchange gain or loss. Therefore, losses realized with respect to such a security may constitute a Section 988 transaction, and a holder of such a security that recognizes exchange loss in an amount that exceeds the loss threshold amount applicable to that holder may be required to file Form 8886. Investors should consult their own tax advisors concerning any possible disclosure obligation they may have with respect to their investment in the securities that we are offering and should be aware that, should any “material advisor” determine that the return filing or investor list maintenance requirements apply to such a transaction, they would be required to comply with these requirements.

EU DIRECTIVE ON THE TAXATION OF SAVINGS INCOME

On July 1, 2005, a directive adopted by the European Union Council of Economic and Finance Ministers regarding the taxation of savings income payments came into effect. The directive obliges a member state of the European Union, (“EU”), to provide to the tax authorities of another EU member state details of payments of interest or other similar income payments made by a person (such as an issuer or paying agent) within its jurisdiction for the immediate benefit of an individual in that other EU member state (including certain payments secured for their benefit). However, Austria, Belgium, and Luxembourg have opted out of the above reporting requirements and are instead applying a special withholding tax for a transitional period in relation to such payments of interest. The withholding tax will be imposed at the rate of 20% for payments from July 1, 2008 to June 30, 2011, and at the rate of 35% from July 1, 2011 onwards. Withholding tax is not applied if the individual presents a certificate in the required form from the tax authority of his or her EU member state of residence that confirms that the applicable tax authority is aware of the investment made abroad. This transitional period will terminate at the end of the first fiscal year following agreement by certain non-EU countries to the exchange of information relating to such payments.

Also with effect from July 1, 2005, a number of non-EU countries and certain dependent or associated territories of EU member states have adopted similar measures (either provision of information or transitional withholding) in relation to payments of interest or other similar income payments made by a person in that jurisdiction for the immediate benefit of an individual or to certain non-corporate entities in any EU member state. The EU member states have entered into reciprocal provision of information or transactional special withholding tax arrangements with certain of those dependent or associated territories. These apply in the same way as payments by persons in any EU member state to individuals of another EU member state.

On November 13, 2008, the European Commission proposed changes to the EU savings directive which extended its scope so that it applies to interest payments to certain intermediate persons or structures interposed between the person making the payment and the individual who is the beneficial owner of the interest. It is proposed that an EU member state intermediary that receives an interest payment be treated as a person making payment, so as to subject it to the exchange of information or withholding obligation in the EU savings directive. Further, it is proposed that an interest payment made to an intermediary established outside the EU be treated as a payment made directly to the individual beneficiary if the person making the payment knows that the individual beneficiary is EU resident.

PLAN OF DISTRIBUTION

We may sell the securities offered under this prospectus:

•	through underwriters;

•	through dealers;

•	through agents; or

•	directly to purchasers.

The underwriters, dealers, or agents may include Raymond James & Associates, Inc. or any of our other affiliates.

Each prospectus supplement relating to an offering of securities will state the terms of the offering, including:

•	the names of any underwriters, dealers, or agents;

•	the public offering or purchase price of the offered securities and the net proceeds that we will receive from the sale;

•	any underwriting discounts and commissions or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents; and

•	any securities exchange on which the offered securities may be listed.

Distribution Through Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the applicable prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless we specify otherwise in the applicable prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may acquire the securities for their own account and may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or varying prices determined at the time of sale. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions, or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the applicable prospectus supplement.

Distribution Through Agents

We may offer and sell securities on a continuous basis through agents that become parties to an underwriting or distribution agreement. We will name any agent involved in the offer and sale and describe any commissions payable by us in the applicable prospectus supplement. Unless we specify otherwise in the applicable prospectus supplement, the agent will be acting on a best efforts basis during the appointment period.

Direct Sales

We may sell directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters, as defined in the Securities Act of 1933, for any resale of the securities. We will describe the terms of any sales of this kind in the applicable prospectus supplement.

General Information

Underwriters, dealers, or agents participating in an offering of securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices. Securities may be sold in connection with a remarketing after their purchase by one or more firms including our affiliates, acting as principal for their own accounts or as our agent.

In connection with an underwritten offering of the securities, the underwriters may engage in over-allotment, stabilizing transactions, and syndicate covering transactions in accordance with Regulation M under the Securities Exchange Act of 1934. Over-allotment involves sales in excess of the offering size, which creates a short position for the underwriters. The underwriters may enter bids for, and purchase, securities in the open market in order to stabilize the price of the securities. Syndicate covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. In addition, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed securities in transactions to cover syndicate short positions, in stabilization transactions, or otherwise. These activities may cause the price of the securities to be higher than it would otherwise be. Those activities, if commenced, may be discontinued at any time.

Liquidity Considerations. Ordinarily, each issue of securities will be a new issue, and there will be no established trading market for any security other than our common stock prior to its original issue date. We may not list any particular series of securities on a securities exchange or quotation system. Any underwriters to whom or agents through whom the offered securities are sold for offering and sale may make a market in the offered securities. However, any underwriters or agents that make a market will not be obligated to do so and may stop doing so at any time without notice. We cannot assure you that there will be a liquid trading market for the offered securities.

Underwriters’ Indemnification and Compensation. Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make.

The offer and sale of any securities by Raymond James & Associates, Inc. or any of our other affiliates that is a member of FINRA will comply with the requirements of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the predecessor to FINRA) regarding a member firm’s offer and sale of securities of an affiliate. As required by Rule 2720, any such offer and sale will not be made to any discretionary account without the prior approval of the customer.

The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

Distribution Mechanisms. Although we expect that delivery of securities generally will be made against payment on or about the third business day following the date of any contract for sale, we may specify a longer settlement cycle in the applicable prospectus supplement. Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in three business days, unless the parties to a trade expressly agree otherwise. Accordingly, if we have specified a longer settlement cycle in the applicable prospectus supplement for an offering of securities, purchasers who wish to trade those securities on the date of the contract for sale, or on one or more of the next succeeding business days as we will specify in the applicable prospectus supplement, will be required, by virtue of the fact that those securities will settle in more than T+3, to specify an alternative settlement cycle at the time of the trade to prevent a failed settlement and should consult their own advisors in connection with that election.

An underwriter or agent participating in an offering of securities may make the securities available for distribution on the Internet through a proprietary website and/or a third-party system operated by MarketAxess Corporation, an Internet-based communications technology provider. MarketAxess Corporation provides its system as a conduit for communications for broker-dealers and their customers and is not a party to any transactions. MarketAxess Corporation, a registered broker-dealer, will receive compensation from any broker-dealer based on transactions the broker-dealer conducts through its system. Any underwriter or agent that makes securities available to its customers through Internet distributions, whether made through a proprietary or third-party system, will make the securities available on the same terms as distributions made through other channels.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

Market-Making Transactions by Affiliates

Following the initial distribution of securities, our affiliates, including Raymond James & Associates, Inc. may buy and sell the securities in secondary market transactions as part of their business as broker-dealers. Resales of this kind may occur in the open market or may be privately negotiated, at prevailing market prices at the time of resale or at related or negotiated prices. In these transactions, we or any of our affiliates, as the case may be, may act as principal or agent, including as agent for the counterparty in a transaction in which we or an affiliate acts as principal, or as agent for both counterparties in a transaction in which neither we nor an affiliate acts as principal. We or our affiliates may receive compensation in the form of discounts and commissions, including from both counterparties in some cases. This prospectus and any related prospectus supplements may be used by one or more of our affiliates in connection with these market-making transactions to the extent permitted by applicable law. Our affiliates may act as principal or agent in these transactions.

The aggregate initial offering price specified on the cover of the applicable prospectus supplement will relate to the initial offering of securities not yet issued as of the date of this prospectus. This amount does not include any securities to be sold in market-making transactions. The securities to be sold in market-making transactions include securities issued after the date of this prospectus.

Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Unless we or our agent inform you in your confirmation of sale that the security is being purchased in its original offering and sale, you may assume that you are purchasing the security in a market-making transaction.

ERISA CONSIDERATIONS

A fiduciary of a pension plan or other employee benefit plan, including a governmental plan, an individual retirement account, or a Keogh plan, proposing to invest in the securities being offered should consider this section carefully. This summary is based on provisions of the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as “ERISA”), and the Code as of the date of this prospectus. This summary does not purport to be complete and is qualified in its entirety by reference to ERISA and the Code. No assurance can be given that future legislation, administrative regulations, or rulings or court decisions will not significantly modify the requirements summarized in this section. Any changes may be retroactive and could apply to transactions entered into prior to the date of their enactment or release.

The fiduciary investment considerations summarized in this section generally apply to private employee benefit plans, individual retirement accounts, and plans subject to Section 4975 of the Code, but generally do not apply to governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA), and foreign plans (as described in Section 4(b)(4) of ERISA). However, these other plans may be subject to similar provisions under applicable federal, state, local, foreign, or other regulations, rules, or laws (“similar laws”). The following discussion focuses on issues affecting employee benefit plans subject to ERISA, but the fiduciaries of employee benefit plans subject to similar laws should also consider these issues in general terms as well as any further issues arising under the applicable similar laws.

Before authorizing an investment in the securities, fiduciaries of employee benefit plans subject to ERISA, which we refer to as “ERISA Plans,” should consider, among other factors, (a) the fiduciary standards under ERISA, (b) whether investment in the securities satisfies the prudence and diversification requirements of ERISA, and (c) whether such fiduciaries have authority to make the investment under the appropriate plan investment policies and governing instruments and under Title I of ERISA.

In determining whether an investment is prudent for purposes of ERISA, the fiduciaries of an ERISA Plan should consider all relevant facts and circumstances including, without limitation, whether the investment provides sufficient liquidity in light of the foreseeable needs of the ERISA Plan, and whether the investment is reasonably designed, as part of the ERISA Plan assets with respect to which the fiduciary has investment duties, to further the purposes of the ERISA Plan, taking into consideration (a) the risk of loss and the opportunity for gain (or other return) associated with the investment, (b) the ERISA Plan’s portfolio composition with regards to diversification, and (c) the projected return of the ERISA Plan’s total portfolio relative to the anticipated cash flow needs of the ERISA Plan. In addition, fiduciaries of ERISA Plans should determine whether the particular type of securities in which they propose to invest poses more specific concerns under ERISA. For example, a fiduciary of an ERISA Plan considering an investment in our subordinated debt securities should determine whether it holds any of our senior debt securities and how any such holdings and the exercise of rights thereunder might impact its proposed investment. We make no representation with respect to whether an investment in the securities would be a suitable investment for any ERISA Plan. It is the obligation of the fiduciaries of an ERISA Plan to consider whether an investment in the securities by the ERISA Plan, when judged in light of the overall portfolio of the ERISA Plan, will meet the prudence, diversification, and other applicable standards of ERISA.

In addition to making the threshold determination that the use of the assets of an ERISA Plan to acquire the securities is consistent with the fiduciary duties imposed by ERISA, a fiduciary should also consider the potential effects of the Plan Assets Regulation (as defined below) on the acquisition of such securities. For purposes of this discussion, we refer to ERISA Plans, together with individual retirement accounts or other plans that are not subject to ERISA but are subject to Section 4975 of the Code, as “Covered Plans,” and we refer to the assets of Covered Plans as “plan assets.”

The U.S. Department of Labor has issued a regulation, which we refer to as the “Plan Assets Regulation,” with regard to whether the underlying assets of an entity in which a Covered Plan acquires an equity interest are deemed to be plan assets. Under this regulation, for purposes of ERISA and Section 4975 of the Code, when a Covered Plan acquires an equity interest in an entity, and the equity interest is neither a “publicly-offered security” nor a security issued by an investment company registered under the Investment Company Act of 1940, the Covered Plan’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity issuing the equity interest, unless it is established either that equity participation in the entity by “benefit plan investors” is not significant or that the entity is an “operating company,” in each case as defined in the Plan Assets Regulation.

The Plan Assets Regulation defines an “equity interest” as any interest in an entity other than an instrument (a) that is treated as indebtedness under applicable local law, (b) which has no substantial equity features, and (c) which specifically includes a beneficial interest in a trust. Debt securities incorporating substantial equity features are generally subject to the Plan Assets Regulation to the same extent as equity interests. In addition, debt securities that are convertible into equity interests may similarly become subject to the Plan Assets Regulation at the time of their conversion. If our assets or the assets of a trust or other vehicle through which the securities are offered were deemed to be “plan assets” of investing Covered

Plans, the persons providing services in connection with such assets might be considered “parties in interest” or “disqualified persons” with respect to an investing Covered Plan and could be governed by the fiduciary responsibility provisions of Title I of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to transactions involving those assets. If this were the case, and if anyone with discretionary responsibilities over the assets were affiliated with Raymond James, any discretionary actions undertaken by that person regarding those assets could be deemed to be a prohibited transaction under ERISA or the Code (e.g., the use of fiduciary authority or responsibility in circumstances under which that person has interests that may conflict with the interests of the investing Covered Plan and affect the exercise of that person’s best judgment as a fiduciary).

An exception to plan asset status under the Plan Assets Regulation applies to a class of “equity” interests that are “publicly-offered securities.” Publicly-offered securities are defined as securities that are:

•	widely held, i.e., owned by more than 100 investors independent of the issuer and of each other;

•	freely transferable; and

•

sold to a Covered Plan as part of an offering under an effective registration statement under the Securities Act of 1933 and then timely registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934.

We will specify in the applicable prospectus supplement for an offering of securities if the underwriters in that offering expect that an investment in the securities may constitute an “equity interest” and, if so, whether the securities meet the criteria of “publicly-offered securities” above. However, we can give no assurance in that regard.

Beyond the considerations described above, ERISA and the Code prohibit certain transactions (referred to as “prohibited transactions”) involving the assets of Covered Plans. Persons who have certain specified relationships to a Covered Plan are “parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code. If we or any of our affiliates are considered a party in interest or a disqualified person with respect to a Covered Plan, then the investment in our securities by the Covered Plan may give rise to a prohibited transaction. There are several ways by which we or any of our affiliates may be considered a party in interest or a disqualified person with respect to a Covered Plan. For example, if we provide banking or financial advisory services to the Covered Plan, or act as a trustee or in a similar fiduciary role for the Covered Plan’s plan assets, we may be considered a party in interest or a disqualified person with respect to that Covered Plan, depending on whether the Covered Plan is an individual retirement account or another type of employee benefit plan.

The U.S. Department of Labor has issued various prohibited transaction class exemptions (“PTCEs”) that may provide exemptive relief for direct or indirect prohibited transactions resulting from the purchase or holding of the securities. Among these class exemptions are the following:

•	PTCE 96–23, for specified transactions determined by in-house asset managers;

•	PTCE 95–60, for specified transactions involving insurance company general accounts;

•	PTCE 91–38, for specified transactions involving bank collective investment funds;

•	PTCE 90–1, for specified transactions involving insurance company separate accounts; and

•	PTCE 84–14, for specified transactions determined by independent qualified professional asset managers.

There also may be other statutory or administrative exemptions available depending on the particular circumstances.

The securities may not be purchased or held by any Covered Plan, any entity whose underlying assets include “plan assets” by reason of any Covered Plan’s investment in the entity (a “Plan Asset Entity”), or any person investing “plan assets” of any Covered Plan if that transaction would cause a prohibited transaction, unless the purchaser or holder is eligible for the exemptive relief available under one or more of the class exemptions (or some other applicable exemption) and the conditions of the exemption are satisfied or the requirements of U.S. Department of Labor regulation Section 2550.401c-1 regarding insurance company general accounts are satisfied so that the securities held by the purchaser or holder do not constitute plan assets. In addition, neither a Covered Plan nor a Plan Asset Entity will be eligible to purchase the securities if any entity related to us is acting as a fiduciary with respect to the purchase or is an employer or party in interest or disqualified person with respect to the Covered Plan or Plan Asset Entity, unless one or more of the class exemptions (or another applicable exemption) is available and the conditions of that exemption are satisfied.

Any purchaser or holder of the securities or any interest in the securities will be deemed to have represented by its purchase and holding that either:

•	it is not a Covered Plan or a Plan Asset Entity and is not purchasing the securities on behalf of or with “plan assets” of any Covered Plans;

•

it is eligible for the exemptive relief available under one or more of the class exemptions (or some other applicable exemption) with respect to the purchase or holding of securities if a Covered Plan’s acquisition of the securities would otherwise cause a non-exempt prohibited transaction; or

•	it has satisfied the requirements of U.S. Department of Labor regulation Section 2550.401c-1 such that the securities held by the purchaser or holder do not constitute “plan assets.”

This discussion is a general summary of some of the rules which apply to benefit plans and their related investment vehicles. This summary does not include all of the investment considerations relevant to Covered Plans and should not be construed as legal advice or a legal opinion. If you are the fiduciary of an ERISA plan or a plan subject to similar laws, or an insurance company that is providing investment advice or other features to an ERISA plan or a plan subject to similar laws, and you propose to invest in the securities described in this prospectus with the assets of the plan, you should consult your own advisors for further guidance.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement on Form S-3 with the SEC covering the securities to be offered and sold using this prospectus. You should refer to this registration statement and its exhibits for additional information about us. This prospectus summarizes material provisions of contracts and other documents that we refer you to. Because the prospectus may not contain all of the information that you may find important, you should review the full text of these documents, which we have included as exhibits to the registration statement.

We file annual, quarterly, and special reports, proxy statements, and other information with the SEC. You may read and copy any document that we file with the SEC at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You also may inspect our filings over the Internet at the SEC’s website, www.sec.gov. The reports and other information we file with the SEC also are available through our website, www.raymondjames.com. We have included the SEC’s web address and our web address as inactive textual references only. Except as specifically incorporated by reference into this prospectus, information on those websites is not part of this prospectus.

You also can inspect reports and other information we file at the offices of The New York Stock Exchange, Inc., 20 Broad Street, 17th Floor, New York, New York 10005, on which our stock is listed.

The SEC allows us to incorporate by reference the information we file with it. This means that:

•	incorporated documents are considered part of this prospectus;

•	we can disclose important information to you by referring you to those documents; and

•	information that we file with the SEC automatically will update and supersede this incorporated information and information in this prospectus.

We incorporate by reference the documents listed below which were filed with the SEC under the Securities Exchange Act of 1934:

•	our annual report on Form 10-K for the year ended September 30, 2008;

•	our quarterly reports on Form 10-Q for the quarterly periods ended December 31, 2008 and March 31, 2009;

•

our current reports on Form 8-K filed on April 17, 2009, April 23, 2009, May 1, 2009, May 19, 2009, May 22, 2009, May 26, 2009 and May 28, 2009 (in each case, other than information that is furnished but deemed not to have been filed); and

•

the description of our common stock which is contained in our Registration Statement on Form S-8 filed on June 14, 1994, including any amendment or report filed for purposes of updating such description.

We also incorporate by reference reports that we will file under Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, but not any information that we may furnish but that is not deemed to be filed.

You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial position, and results of operations may have changed since that date.

You may request a copy of any filings referred to above (excluding exhibits), at no cost, by contacting us at the following address:

Raymond James Financial, Inc.

Paul L. Matecki, Esq.

880 Carillon Parkway

St. Petersburg, FL 33716

1-727-567-5180

E-mail: paul.matecki@raymondjames.com

FORWARD-LOOKING STATEMENTS

We have included or incorporated by reference in this prospectus and the accompanying prospectus supplement statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You may find these statements by looking for words such as “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “potential,” “possible,” or other similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could.”

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual results may differ materially from those set forth in our forward-looking statements. As a large financial services company, we face risks that are inherent in the businesses and market places in which we operate. Information regarding important factors that could cause our future financial performance to vary from that described in our forward-looking statements is contained in our annual report on Form 10-K for the year ended September 30, 2008, which is incorporated in this prospectus by reference, under the captions “Item 1A. Risk Factors,” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” See “Where You Can Find More Information” above for information about how to obtain a copy of our annual report.

You should not place undue reliance on any forward-looking statements, which speak only as of the dates they are made.

All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

LEGAL MATTERS

The legality of the securities being registered will be passed upon for Raymond James by Morrison & Foerster LLP, New York, New York, or by Paul L. Matecki, Esq., General Counsel/Director of Compliance and Corporate Secretary of Raymond James Financial, Inc. Certain U.S. federal income tax matters will be passed upon for Raymond James by Morrison & Foerster LLP, New York, New York, special tax counsel to Raymond James. The underwriters or agents will be represented by their own legal counsel.

EXPERTS

The consolidated financial statements of Raymond James Financial, Inc. as of September 30, 2008 and 2007, and for each of the years in the three-year period ended September 30, 2008, and management’s assessment of the effectiveness of internal control over financial reporting as of September 30, 2008, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

PROSPECTUS

Junior Subordinated Notes

RJF Capital Trust I	Capital Securities
RJF Capital Trust II	guaranteed as set forth herein by
RJF Capital Trust III
Raymond James Financial, Inc.

This prospectus describes the Raymond James Financial, Inc. junior subordinated notes and the capital securities of RJF Capital Trust I, RJF Capital Trust II, and RJF Capital Trust III.

From time to time, each Trust may:

•	sell capital securities representing undivided preferred beneficial interests in the Trust to the public;

•	sell common securities representing undivided common beneficial interests in the Trust to Raymond James Financial, Inc.;

•	use the proceeds from these sales to purchase junior subordinated notes of Raymond James Financial, Inc.; and

•	regularly distribute the cash payments that the Trust receives on the junior subordinated notes it owns to the holders of its capital and common securities.

Raymond James Financial, Inc. will issue its junior subordinated notes to the Trusts. These notes are expected to be the only material assets of each Trust and may be distributed to holders of capital or common securities upon dissolution of a Trust. Raymond James Financial, Inc. will guarantee the payments owed by each Trust on the capital securities to the extent described in this prospectus.

This prospectus describes the general terms of the junior subordinated notes of Raymond James Financial, Inc. and the capital securities of each Trust and the general manner in which Raymond James Financial, Inc. and the Trusts will offer these securities. The specific terms of the junior subordinated notes and the capital securities, including the payment dates, the interest and distribution rates, and the liquidation amount, will be provided in an accompanying prospectus supplement. You should read this prospectus and the applicable prospectus supplement carefully before you invest. This prospectus may be used to offer and sell securities only if accompanied by the prospectus supplement for those securities.

We may use this prospectus in the initial sale of these securities on a continuous or delayed basis, at unspecified aggregate initial public offering prices. In addition, Raymond James & Associates, Inc., or any of our other affiliates, may use this prospectus in a market-making transaction that may occur on a continuous or delayed basis in any of these securities or similar securities after their initial sale. When the prospectus is delivered to an investor in the initial offering described above, the investor will be informed of that fact in the confirmation of sale. When the prospectus is delivered to an investor who is not so informed, it is delivered in a market-making transaction. Unless you are informed otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.

Investing in the capital securities involves risks that we describe in the “Risk Factors” section beginning on page 1.

Our junior subordinated notes are unsecured. Our junior subordinated notes and the capital securities are not savings accounts, deposits, or other obligations of a bank, are not guaranteed by Raymond James Bank, FSB or any other bank, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency, and involve investment risks, including possible loss of principal.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the junior subordinated notes or the capital securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

RAYMOND JAMES

Prospectus dated May 29, 2009

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that Raymond James Financial, Inc., RJF Capital Trust I, RJF Capital Trust II, and RJF Capital Trust III filed with the Securities and Exchange Commission, or the “SEC,” using a “shelf” registration process. Under this shelf process, from time to time, a Trust may sell capital securities representing undivided preferred beneficial interests in the Trust to the public and common securities representing undivided common beneficial interests in the Trust to us, in one or more offerings. In turn, the Trust will invest the proceeds from those sales in our junior subordinated notes.

This prospectus provides you with a general description of the securities that we and the Trusts may offer. Each time a Trust sells securities, we will provide a prospectus supplement describing the particular capital securities offering and the specific terms of the securities being offered. The prospectus supplement will include a discussion of any special considerations applicable to those securities. The prospectus supplement also may add, update, or change information contained in this prospectus. In this prospectus, when we refer to the “applicable prospectus supplement” or the “accompanying prospectus supplement,” we mean the prospectus supplement that describes the particular securities being offered to you. If there is any inconsistency between the information in this prospectus and the applicable prospectus supplement, you should rely on the information in the applicable prospectus supplement. To fully understand the securities we and the Trusts may offer, you should read carefully:

•	this prospectus, which explains the general terms of the capital securities and junior subordinated notes that may be offered to you;

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•

the applicable prospectus supplement, which explains the specific terms of the particular series of capital securities and junior subordinated notes being offered, and which may update or change the information in this prospectus; and

•	the documents we refer to in “Where You Can Find More Information” below for information about Raymond James Financial, Inc., including our financial statements.

The information in this prospectus is not complete and may be changed. You should rely only on the information provided in or incorporated by reference in this prospectus, the accompanying prospectus supplement, or documents to which we otherwise refer you. Neither we nor the Trusts have authorized anyone else to provide you with different or additional information. Neither we nor the Trusts are making an offer of these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in the prospectus and the accompanying prospectus supplement, as well as information we have filed or will file with the SEC and incorporated by reference in this prospectus, is accurate as of the date of the applicable document or other date referred to in the document. Our business, financial condition, and results of operations may have changed since that date.

Unless we indicate otherwise or unless the context requires otherwise, all references in this prospectus to “Raymond James,” “we,” “us,” or “our,” or similar references are to Raymond James Financial, Inc. excluding its consolidated subsidiaries, and all references to a “Trust” or the “Trusts” are to any of the RJF Capital Trusts listed on the cover of this prospectus.

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RISK FACTORS

This section summarizes some specific risks and investment considerations with respect to an investment in the capital securities. This summary does not describe all of the risks and investment considerations with respect to an investment in the capital securities, including risks and considerations relating to a prospective investor’s particular circumstances. For information regarding risks that may materially affect our business and results, please refer to the information under the caption “Item 1A. Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2008, which is incorporated by reference in this prospectus, as well as those risks discussed in our subsequent filings that are incorporated by reference in this prospectus. Prospective investors should consult their own financial, legal, tax, and other professional advisors as to the risks associated with an investment in the capital securities and the suitability of the investment for the investor. The capital securities are not an appropriate investment for you if you are not knowledgeable about significant elements of the capital securities or financial matters in general.

Risks Associated with the Terms of the Capital Securities and the Junior Subordinated Notes

You are making an investment decision with regard to the junior subordinated notes as well as the capital securities.

Each Trust will rely only on the payments it receives on the corresponding series of junior subordinated notes held by it to make all payments on its capital securities. In addition, a Trust may distribute the corresponding junior subordinated notes to you in exchange for its capital securities upon dissolution and liquidation. Accordingly, you should review carefully the information in this prospectus and the applicable prospectus supplement about both of these securities, as well as the guarantee.

We will pay holders of our Senior Obligations before we pay a Trust as the holder of our junior subordinated notes and before we pay holders of the Trust’s capital securities under our guarantee.

Our obligations under the junior subordinated notes will be unsecured and will rank junior in priority of payment to all of our current and future Senior Obligations. We describe Senior Obligations below under the heading “Description of the Junior Subordinated Notes—Subordination.” This means that we cannot make any payments on the junior subordinated notes if we default on a payment due on Senior Obligations and we do not cure the default within the applicable grace period or if any of our Senior Obligations becomes immediately due because of a default and has not yet been paid in full. In addition, the guarantee will rank senior only to our common stock.

Neither the indenture governing the junior subordinated notes nor the declaration of trust and the guarantee relating to the capital securities will limit our ability, or that of any of our subsidiaries, to incur additional indebtedness, liabilities, and obligations, including indebtedness, liabilities, and obligations that rank senior to or equal with the junior subordinated notes and the guarantee. The claims of the creditors of our subsidiaries will rank prior to our equity interest in those subsidiaries.

You should not rely on receiving distributions from the capital securities through maturity. A Trust may redeem the capital securities prior to their maturity, which would be a taxable event to you. You may not be able to reinvest the proceeds at the same or a higher rate of return.

We may prepay each series of the junior subordinated notes in the circumstances we describe in this prospectus under the heading “Description of the Junior Subordinated Notes—Prepayment,” subject to any required prior regulatory approvals. If we prepay any junior subordinated notes, then unless we specify otherwise in the applicable prospectus supplement, the applicable Trust will redeem the related capital securities at a redemption price equal to the liquidation amount per capital security, plus accumulated but unpaid distributions to the redemption date. Under current U.S. federal income tax law, the redemption of the capital securities would be a taxable event to you.

If a Trust redeems the capital securities, prevailing market conditions at that time may prevent you from reinvesting the money you receive upon redemption at a rate equal to or higher than the rate of return on the capital securities.

If we do not make payments to a Trust on the junior subordinated notes, the Trust will not be able to pay distributions on the capital securities, and you will not be able to rely on the guarantee for payments.

The ability of a Trust to timely pay distributions on its capital securities and to pay the liquidation amount per capital security will depend solely upon our making the related payments on the corresponding junior subordinated notes when due. If we default on our obligation to pay interest on, or the principal of, the junior subordinated notes, the Trust will not have sufficient funds to pay distributions on, or the liquidation amount of, the capital securities.

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In addition, our guarantee applies only to the extent that a Trust has funds available for payment. Therefore, if we default on our interest and other payment obligations on the corresponding junior subordinated notes, the Trust will not have funds available for payment, and you will not be able to rely upon the guarantee for payment.

You may not be able to enforce directly your rights against Raymond James if an event of default occurs. You may have to rely on the property trustee to enforce your rights.

If an event of default under the junior subordinated notes occurs and is continuing, that event also will be an event of default under the related capital securities. In that case, you may have to rely on the property trustee, as the holder of the junior subordinated notes, to enforce your rights against us.

You may bring a legal action against us directly only if an event of default under the applicable declaration of trust occurs, or if we fail to pay, when due, interest on, or the principal of, the junior subordinated notes and, in either case, the property trustee fails to enforce its rights.

We may defer distributions on the capital securities.

Unless we specify otherwise in the applicable prospectus supplement, we may defer interest payments on the junior subordinated notes at any time up to a number of consecutive interest periods as specified in the applicable prospectus supplement, as long as the deferral period does not extend beyond the stated maturity of the junior subordinated notes. If we defer interest payments on the junior subordinated notes, the applicable Trust will defer the related distributions on its capital securities.

You may have to include interest on the capital securities in your taxable income before you receive cash distributions.

If we defer interest payments on the junior subordinated notes and the applicable Trust defers distributions on the related capital securities, during the deferral period you will have to accrue and report as original issue discount for U.S. federal income tax purposes your proportionate share of the deferred interest on the junior subordinated notes held by the Trust. As a result, you will have to include that accrued interest in your gross income for U.S. federal income tax purposes before you receive any cash distributions. You also will not receive payment of the accrued and unpaid interest following the deferral period if you sell the capital securities before the record date for the deferred distributions, even if you held the capital securities on the date that the payments would have been paid but for the deferral payments.

The market price of the capital securities may not reflect unpaid interest, and you may suffer a loss if you sell the capital securities while interest remains unpaid.

Because of our possible right to defer interest payments on the junior subordinated notes, the market price of the capital securities may be more volatile than the market prices of other securities that are not subject to interest deferrals. If we exercise our right to defer interest payments, the market price of the related capital securities may be adversely affected. Accordingly, the capital securities may trade at a discount to the price that you paid when you purchased them, and if you sell your capital securities during a deferral period, you may not receive the same return on your investment as someone who continues to hold the capital securities.

If you sell your capital securities between record dates for distribution payments, you will have to include accrued but unpaid distributions in your taxable income.

The capital securities may trade at prices that do not fully reflect the value of accrued but unpaid interest on the corresponding junior subordinated notes.

If you sell your capital securities before the record date for a distribution payment, then you will not receive that distribution. However, you will be required to include accrued but unpaid interest on your proportionate share of the junior subordinated notes through the date of your sale as ordinary income for U.S. federal income tax purposes.

When you sell your capital securities, you generally will recognize a capital loss if the amount you receive is less than your adjusted tax basis in the capital securities. The amount you receive for your capital securities may not fully reflect the value of any accrued but unpaid interest at the time of the sale. Normally, you may not apply capital losses to offset ordinary income for U.S. federal income tax purposes.

See “U.S. Federal Income Tax Considerations – Consequences to U.S. Holders—Sales of Capital Securities” for more information.

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A Trust may distribute the junior subordinated notes to the holders of the capital securities, and the junior subordinated notes may trade at a price that is lower than the price you paid for the capital securities.

We may dissolve a Trust at any time. If we dissolve and liquidate a Trust before the maturity of the corresponding series of junior subordinated notes, the property trustee may distribute the junior subordinated notes to the holders of the Trust’s capital and common securities in liquidation of the Trust.

We cannot predict accurately the market prices for capital securities or the corresponding junior subordinated notes that may be distributed in exchange for the capital securities. Accordingly, the junior subordinated notes that you receive upon a distribution, or the capital securities you hold pending the distribution, may trade at a lower price than the price you paid to purchase the capital securities.

If the capital securities are listed on an exchange, we will use our reasonable efforts to list the corresponding junior subordinated notes on that exchange if they are distributed. However, we cannot assure you that the junior subordinated notes will be approved for listing or that a trading market will develop for the junior subordinated notes. If the capital securities are not listed on an exchange, we will have no obligation to list the corresponding junior subordinated notes so distributed.

Under current U.S. federal income tax law, the distribution of junior subordinated notes upon the termination of a Trust generally will not be taxable to you. However, if the Trust is characterized for U.S. federal income tax purposes as an association taxable as a corporation at the time of the liquidation, the distribution of the junior subordinated notes will be taxable to you.

We may be able to extend the maturity date of the junior subordinated notes, which would delay the mandatory redemption date for the related capital securities.

If we so specify in the applicable prospectus supplement, we may extend the maturity date of a series of junior subordinated notes under certain circumstances. The extension of the maturity date of the junior subordinated notes will correspondingly delay the payment of the liquidation amount to holders of the related capital securities.

We generally will control each Trust, and your voting rights will be very limited. Your interests may not be the same as our interests.

We will hold all of the common securities of each Trust. As a result, we will have substantially all of the voting rights for a Trust, including the right to make certain amendments to its declaration of trust without your consent. The holders of a Trust’s capital securities will have no voting rights, except as we describe in this prospectus under the heading “Description of the Capital Securities—Voting Rights” or as otherwise required by law or the applicable declaration of trust.

An active trading market for the capital securities may not develop.

Each series of capital securities will be a new issue of securities with no established trading market. We may apply to list a series of capital securities on the New York Stock Exchange or another exchange, but are not required to do so. If we list a series of capital securities on the New York Stock Exchange, trading generally is expected to commence within 30 days after the initial delivery of the series. However, listing of the capital securities does not guarantee that a trading market for the capital securities will develop or, if a trading market for the capital securities does develop, the depth of that market or the ability of holders to sell their capital securities. Whether or not the capital securities are listed, the number of potential buyers in any secondary market may be limited.

Risks Associated with Currencies

We may issue capital securities and junior subordinated notes denominated in a currency other than U.S. dollars. We refer to these securities as “Non-U.S. Dollar-Denominated Securities.” If you intend to invest in any Non-U.S. Dollar-Denominated Securities, you should consult your own financial and legal advisors as to the currency risks related to your investment. The Non-U.S. Dollar-Denominated Securities are not an appropriate investment for you if you are not knowledgeable about the significant terms and conditions of the Non-U.S. Dollar-Denominated Securities or financial matters in general. The information in this prospectus is directed primarily to investors who are U.S. residents. Investors who are not U.S. residents should consult their own financial and legal advisors about currency-related risks arising from their investment.

Non-U.S. Dollar-Denominated Securities have significant risks that are not associated with a similar investment in conventional debt securities that are payable solely in U.S. dollars. These risks include possible significant changes in rates of exchange between the U.S. dollar and the specified currency and the imposition or modification of foreign exchange controls

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or other conditions by either the United States or non-U.S. governments. These risks generally are influenced by factors over which we have no control, such as economic and political events and the supply of and demand for the relevant currencies in the global markets.

Currency exchange rates. Exchange rates between the U.S. dollar and other currencies have been highly volatile. This volatility may continue and could spread to other currencies in the future. Fluctuations in currency exchange rates could affect adversely an investment in the Non-U.S. Dollar-Denominated Securities. Depreciation of the specified currency against the U.S. dollar could result in a decrease in the U.S. dollar-equivalent value of payments on the Non-U.S. Dollar-Denominated Securities. That in turn could cause the market value of the Non-U.S. Dollar-Denominated Securities to fall.

Changes in currency exchange rates. Except as described below, we generally will not make any adjustment in or change to the terms of the Non-U.S. Dollar-Denominated Securities for changes in the exchange rate for the specified currency, including any devaluation, revaluation, or imposition of exchange or other regulatory controls or taxes, or for other developments affecting the specified currency, the U.S. dollar, or any other currency. Consequently, you will bear the risk that your investment may be affected adversely by these types of events.

Government policy. Currency exchange rates either can float or be fixed by sovereign governments. Governments or governmental bodies, including the European Central Bank, may intervene in their economies to alter the exchange rate or exchange characteristics of their currencies. For example, a central bank may intervene to devalue or revalue a currency or to replace an existing currency. In addition, a government may impose regulatory controls or taxes to affect the exchange rate of its currency. As a result, the yield or payout of a Non-U.S. Dollar-Denominated Security could be affected significantly and unpredictably by governmental actions. Changes in exchange rates could affect the value of the Non-U.S. Dollar-Denominated Securities as participants in the global currency markets move to buy or sell the specified currency or U.S. dollars in reaction to these developments.

If a governmental authority imposes exchange controls or other conditions, such as taxes on the transfer of the specified currency, there may be limited availability of the specified currency for payment on the Non-U.S. Dollar-Denominated Securities at their maturity or on any other payment date. In addition, the ability of a holder to move currency freely out of the country in which payment in the currency is received or to convert the currency at a freely determined market rate could be limited by governmental actions.

Payments in U.S. dollars. The terms of any Non-U.S. Dollar-Denominated Securities may provide that we may have the right to make a payment in U.S. dollars instead of the specified currency, if at or about the time when the payment on the Non-U.S. Dollar-Denominated Securities comes due, the specified currency is subject to convertibility, transferability, market disruption, or other conditions affecting its availability because of circumstances beyond our control. These circumstances could include the imposition of exchange controls or our inability to obtain the specified currency because of a disruption in the currency markets for the specified currency. The exchange rate used to make payment in U.S. dollars may be based on limited information and would involve significant discretion on the part of our exchange rate agent. As a result, the value of the payment in U.S. dollars may be less than the value of the payment you would have received in the specified currency if the specified currency had been available.

Court judgments. Any junior subordinated notes that are Non-U.S. Dollar-Denominated Securities typically will be governed by New York law. Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on the Non-U.S. Dollar-Denominated Securities would be required to render the judgment in the specified currency. In turn, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on the Non-U.S. Dollar-Denominated Securities, you would bear currency exchange risk until judgment is entered, which could be a long time.

In courts outside of New York, you may not be able to obtain judgment in a specified currency other than U.S. dollars. For example, a judgment for money in an action based on Non-U.S. Dollar-Denominated Securities in many other U.S. federal or state courts ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the specified currency into U.S. dollars will depend on various factors, including which court renders the judgment.

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RAYMOND JAMES FINANCIAL, INC.

Raymond James Financial, Inc. is a Florida corporation and a financial holding company. We provide a diversified range of financial services and products both domestically and internationally. Our headquarters are located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and our telephone number is (727) 567-1000. Our website is www.raymondjames.com. The information on our Internet site is not incorporated by reference into this prospectus.

THE TRUSTS

General

Each Trust is a statutory trust formed under Delaware law under a declaration of trust, executed by us as sponsor of the Trust and the trustees of the Trust, and the filing of a certificate of trust with the Secretary of State of the State of Delaware. Before a Trust issues capital securities, its declaration of trust will be amended and restated in its entirety. See “Where You Can Find More Information” below for information on how to obtain a copy of the amended and rested declaration of trust. When we refer to the “declaration of trust” for a particular Trust in this prospectus and any accompanying prospectus supplement, we are referring to the amended and restated declaration of trust for that Trust. The declaration of trust for each Trust will be qualified as an indenture under the Trust Indenture Act of 1939, as amended.

Each Trust exists exclusively to:

•	issue capital securities and common securities, referred to together as “capital securities,” representing undivided beneficial interests in the assets of the Trust;

•	invest the proceeds from the sale of its capital securities in a corresponding series of junior subordinated notes of Raymond James Financial, Inc.; and

•	engage only in those other activities necessary or incidental to these activities.

A Trust may not undertake any activity that would cause it to be classified as other than a grantor trust for U.S. federal income tax purposes.

When a Trust issues and sells its capital securities, it will use the proceeds from the sale to buy a series of our junior subordinated notes. We refer to these as the “corresponding junior subordinated notes” for those capital securities. The payment terms of the series of corresponding junior subordinated notes will be substantially the same as the terms of the Trust’s capital securities, which we refer to as the “related capital securities.”

Each Trust will own only the applicable series of corresponding junior subordinated notes. The only source of funds for a Trust will be the payments it receives from us on the corresponding junior subordinated notes. A Trust will use these funds to make any cash payments due to holders of its capital securities.

Organization

We will own, directly or indirectly, all of the common securities of each Trust. Unless we specify otherwise in the applicable prospectus supplement, these common securities will have an aggregate liquidation amount equal to at least 3% of the total capital of that Trust. The common securities of a Trust generally will rank equally with the capital securities of the Trust, and the Trust generally will make payment on its capital securities on a pro rata basis. However, upon the occurrence of an event of default under the Trust’s declaration of trust, our rights, as holder of the Trust’s common securities, to payment in respect of distributions and payments upon liquidation, redemption, and otherwise will be subordinated to the rights of the holders of the capital securities of the Trust. We describe these subordination provisions below under the heading “Description of the Capital Securities—Subordination of Common Securities.”

The Trustees

The trustees of each Trust will conduct that Trust’s business and affairs. Initially, there are four trustees for each Trust:

•	two regular trustees, who are employees or officers of or who are individuals affiliated with us;

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a property trustee, which is a financial institution that is unaffiliated with us and is the indenture trustee under the applicable declaration of trust for purposes of complying with the Trust Indenture Act; and

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•	the Delaware trustee, which is an entity that maintains its principal place of business in the State of Delaware.

The property trustee will hold title to the series of corresponding junior subordinated notes for the benefit of the holders of the Trust’s capital securities. In that capacity, the property trustee will have the power to exercise all rights, power, and privileges as a holder under the indenture under which the corresponding junior subordinated notes are issued. In addition, the property trustee has exclusive control of the Trust’s property account, a segregated non-interest bearing bank account holding all payments on the corresponding junior subordinated notes for the benefit of the holders of the Trust’s capital securities. The property trustee will make payments of distributions and payments on liquidation, redemption, and otherwise to the holders of its capital securities out of funds in the Trust’s property account.

Initially, BNY Mellon Trust of Delaware will act as the Delaware trustee of each Trust. We will appoint a property trustee for each Trust. As the holder, directly or indirectly, of all the common securities of each Trust, we have the right to appoint, remove, or replace the trustees of a Trust and to increase or decrease the number of trustees, provided that at least one trustee is a Delaware trustee, at least one trustee is a property trustee, and at least one trustee is a regular trustee.

We also will appoint a trustee under the guarantees described in this prospectus and a trustee under the junior subordinated indenture. The guarantee trustee holds the guarantee for the benefit of the holders of a Trust’s capital securities. See “Description of the Junior Subordinated Notes” and “Description of Guarantee” below.

Miscellaneous

The rights of the holders of the capital and common securities of a Trust, including economic rights, rights to information, and voting rights, are as set forth in the Trust’s declaration of trust and the Delaware Statutory Trust Act. We summarize these rights below under the heading “Description of the Capital Securities.”

Each of the Trusts has a term of approximately 55 years, from June 1, 2009. Each Trust may terminate earlier as provided in its declaration of trust.

We will pay all costs and expenses related to the organization and operation of each Trust and the offering of the capital securities.

The principal executive office of each Trust is Raymond James Financial, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, telephone number (727) 567-1000. The office of the Delaware trustee for each Trust in the State of Delaware is BNY Mellon Trust of Delaware, 502 White Clay Center, Route 273, Newark, Delaware 19711, telephone number (302) 283-8079.

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USE OF PROCEEDS

We intend to use the net proceeds from the sales of the securities to provide additional funds for our operations and for other general corporate purposes.

Each of the Trusts will use the proceeds from any offering of capital securities to purchase the corresponding junior subordinated notes issued by us. We expect to use the net proceeds from the sale of the junior subordinated notes to the Trusts to provide additional funds for our operations and for other general corporate purposes.

RATIOS OF EARNINGS TO FIXED CHARGES

Our consolidated ratio of earnings to fixed charges for each of the years in the five-year period ended September 30, 2008 and the six months ended March 31, 2008 and 2009 are as follows:

	Six Months Ended		Year Ended September 30,
	March 31, 2009	March 31, 2008	2008	2007	2006	2005	2004
Ratio of Earnings to Fixed Charges	3.41	1.70	1.95	1.76	2.10	2.91	4.41

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DESCRIPTION OF THE CAPITAL SECURITIES

Capital securities will be issued by a Trust under its declaration of trust. The terms of the capital securities will include those stated in the declaration of trust and those made part of the declaration of trust by the Trust Indenture Act. This section of the prospectus summarizes the material terms of the capital securities of each Trust. We will describe the financial and other specific terms of a particular Trust’s series of capital securities being offered in the applicable prospectus supplement. The following summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, the applicable declaration of trust, the Delaware Statutory Trust Act, and the Trust Indenture Act.

General

The declaration of trust of each Trust will authorize the regular trustees of the Trust to issue capital securities and common securities on behalf of the Trust. These capital securities will represent undivided beneficial interests in the assets of the Trust. The capital securities will be sold to the public in each offering. All of the common securities will be owned, directly or indirectly, by us. The common securities of a Trust generally will rank equally with the capital securities of the Trust, and the Trust will make payments on its capital securities on a pro rata basis, except as we describe below under the heading “—Subordination of Common Securities.”

Each Trust may issue only one series of capital securities and one series of common securities. A Trust’s capital securities will be issued in the amount, at the price and on the terms described in the prospectus supplement relating to the offering of those capital securities. These terms will be substantially identical to the terms of the series of corresponding junior subordinated notes that we will issue and sell to the Trust, as set forth in the applicable prospectus supplement.

No declaration of trust will limit the aggregate amount of capital securities that may be issued by the other Trusts or the aggregate amount of any series of capital securities issued by any other Trust. We and the Trusts may issue capital securities and other securities at any time without your consent and without notifying you.

Additional Issuances. The declarations of trust and the capital securities do not limit our ability to incur indebtedness or to issue other securities. In addition, except as we describe below under the heading “Description of the Junior Subordinated Notes—Certain Covenants of Raymond James Financial, Inc.,” we are not subject to financial or similar restrictions by the terms of the capital securities.

In the future, we may form additional trusts or other entities similar to the Trusts, and those other entities could issue securities similar to the capital securities described in this section. In that event, we may issue junior subordinated notes under the junior subordinated indenture to those other entities and guarantees under a guarantee agreement with respect to the securities they issue. The junior subordinated notes and guarantees we issue in those cases could be similar to those described in this prospectus.

Guarantee. The property trustee will hold title to the series of corresponding junior subordinated notes purchased by a Trust for the benefit of the holders of the Trust’s capital securities. To the extent described below under the heading “Description of Guarantee,” we will guarantee the payment of distributions on the capital securities, and payments upon redemption of the capital securities or liquidation of the Trust, out of money held by the Trust. However, the guarantee will not cover payment of distributions or amounts payable on redemption or liquidation when the Trust does not have available funds on hand to make those payments. In the event of any non-payment by the Trust, holders of the capital securities have the remedies described below under the heading “—Events of Default, Payment Failures, Waiver, and Notice.”

Information in the Prospectus Supplement

Each Trust will describe the specific terms of the capital securities it is offering in the applicable prospectus supplement, including:

•	the specific designation, liquidation amount, purchase price, and number of capital securities to be issued by the Trust;

•	the currency or currency units in which distributions and other payments will or may be payable;

•	the distribution rates (or the method by which the rates will be determined), if any;

•	the dates on which any distributions will be payable and the scheduled maturity date of the corresponding junior subordinated notes;

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•	any provisions relating to deferral of distribution payments and/or extension of the maturity date of the corresponding junior subordinated notes;

•	the places where distributions and other amounts payable on the capital securities will be payable;

•	any repayment, redemption, prepayment, or sinking fund provisions;

•	any conversion or exchange provisions;

•	the terms and conditions, if any, upon which the assets of the Trust may be distributed to holders of the capital securities;

•	any additional U.S. federal income tax consequences; and

•	any other specific terms of the capital securities.

Distributions

Distributions on each series of capital securities:

•	will be cumulative;

•	will accumulate from the date of original issuance, unless we specify otherwise in the applicable prospectus supplement; and

•	will be payable at the rates and on dates specified in the applicable prospectus supplement.

The distribution rate and the distribution payment dates and other payment dates for a series of capital securities will be the same as the interest rate and interest payment dates and other payment dates on the corresponding junior subordinated notes. When this prospectus and any accompanying prospectus supplement refer to any payment of distributions, the term “distribution” includes any interest payable on unpaid distributions unless we specify otherwise.

Unless we specify otherwise in the applicable prospectus supplement, the amount of distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months, and the amount of distributions payable for any period shorter than a full distribution period will be computed on the basis of the actual number of days elapsed in a 360-day year of twelve 30-day months.

The Trusts may issue capital securities that pay distributions at one or more fixed distribution rates or that pay distributions at a floating distribution rate determined by reference to one or more distribution rate bases, or by reference to one or more distribution rate formulae, in each case as specified in the applicable prospectus supplement.

Payments

Distributions on the capital securities will be made to the extent that the applicable Trust has funds available in the Trust’s property account to pay the distributions. The sole source of funds available for distributions to holders of capital securities are our payments on the corresponding junior subordinated notes. If we do not make interest payments on the corresponding junior subordinated notes, the property trustee will not have funds available to pay distributions on the related capital securities. To the extent the Trust has funds legally available for the payment of those distributions and cash sufficient to make those payments, we will guarantee the payment of distributions on the basis set forth below under the heading “Description of Guarantee.”

Distributions on capital securities are payable to the holders of those securities as they appear on the register of the applicable Trust on the relevant record dates. As long as the capital securities remain in book-entry only form, the record date is one business day before the distribution payment date. Unless any applicable laws and regulations and the provisions of the declaration of trust state otherwise, each payment of a distribution will be made as described below under the heading “—Book-Entry Only Issuance.”

If any capital securities are not issued in book-entry form initially, we will specify the record dates in the applicable prospectus supplement. If a distribution payment date is not a business day, then payment of the distribution will be made on the next succeeding business day, and no interest or any other payment will accrue as a result of that postponement. However, if the next succeeding business day is in the next calendar year, payment of the distribution will be made on the immediately preceding business day. Unless we specify otherwise in the applicable prospectus supplement, a “business day” is any day other than a day on which federal or state banking institutions in New York, New York or St. Petersburg, Florida are authorized or required by law or executive order or regulation to remain closed.

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Payment of Additional Amounts

If we so specify in the applicable prospectus supplement with respect to a series of capital securities, at all times that the property trustee is the holder of the corresponding junior subordinated notes, we will pay additional interest on those junior subordinated notes to ensure that the property trustee will have sufficient funds to ensure that every net payment on a capital security will be not less, due to the payment of U.S. withholding tax, than the amount then otherwise due and payable. We describe these additional payments, and the related exceptions from our obligation to pay them, below under the heading “Description of Junior Subordinated Notes—Payment of Additional Amounts.” However, unless we specify otherwise in the applicable prospectus supplement, the obligation to pay such additional amounts will constitute a “tax event” (as defined below) and will allow for the prepayment of the corresponding junior subordinated notes as described herein.

Deferral of Distributions

Under the applicable supplemental indenture, we may have the right, which we may exercise from time to time, to defer interest payments on the applicable series of junior subordinated notes for up to the number of consecutive interest payment periods that we will specify in the applicable prospectus supplement. Unless we specify otherwise in the applicable prospectus supplement, the total interest deferral period will be equal to five years. As a consequence of the deferral of interest payments, distributions on the related capital securities would be deferred by the applicable Trust during the same period. During a deferral period, the amount of distributions due to you will continue to accumulate and, to the extent permitted by law, those deferred distributions will themselves also accrue interest compounded at the applicable distribution rate. Any deferred distributions and the interest accrued on those distributions will be paid on the distribution payment date that follows the end of the deferral period to the holders of capital securities on the record date for that distribution payment date. If we exercise our right to defer interest on the corresponding junior subordinated notes, we will be subject to restrictions with respect to payments related to our capital stock and our indebtedness that is equal to or junior to the junior subordinated notes. We describe our right to defer interest payments on the junior subordinated notes and the restrictions on our ability to make payments on capital stock and indebtedness in more detail below under the headings “Description of the Junior Subordinated Notes—Option to Extend Interest Payment Period” and “—Certain Covenants of Raymond James Financial, Inc.”

Redemption

A Trust will redeem its capital securities upon the maturity of the corresponding junior subordinated notes. The applicable prospectus supplement may prescribe a method for extending the maturity date of a series of junior subordinated notes which would, in turn, extend the redemption date of the related capital securities.

A Trust also will redeem its capital securities upon the prepayment of the corresponding junior subordinated notes. Once we receive any required prior approval, including any required regulatory, we may have the right to prepay any series of junior subordinated notes if and to the extent described in the applicable prospectus supplement:

•	on or after a date specified in the applicable prospectus supplement, in whole or in part, on one or more occasions, at any time at our election; or

•

in whole, but not in part, at any time within 90 days after the occurrence and continuance of a tax event, an investment company event, or a capital treatment event (each as described below under the heading “—Special Event Redemption”).

We describe our right to prepay junior subordinated notes below under the heading “Description of the Junior Subordinated Notes—Prepayment.”

When we pay a series of junior subordinated notes at maturity, the property trustee will apply the proceeds from that payment to redeem all outstanding related capital securities at the redemption price. When we prepay a series of junior subordinated notes, whether in whole or in part, the property trustee will apply the proceeds from that payment to redeem related capital securities having an aggregate liquidation amount equal to that portion of the principal amount of junior subordinated notes being prepaid, at the applicable redemption price. The redemption price of the capital securities will equal the aggregate liquidation amount of those capital securities, plus accumulated but unpaid distributions to the redemption date and the related amount of the premium, if any, paid by us upon the concurrent payment or prepayment of the corresponding junior subordinated notes.

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Redemption Procedures

A Trust may redeem capital securities only to the extent it has funds on hand and legally available to pay the redemption price. In addition, a Trust may redeem less than all of its outstanding capital securities only if all accrued and unpaid distributions have been paid on all capital securities for all distribution periods terminating on or prior to the redemption date.

Unless we specify otherwise in the applicable prospectus supplement, a Trust must give notice of the redemption of capital securities to the registered holders of the capital securities at least 15 but not more than 60 days before the date fixed for redemption. If the Trust gives a redemption notice, and if the funds are available for payment, then on the redemption date, the property trustee will, for capital securities held in book-entry only form:

•	irrevocably deposit with the depository funds sufficient to pay the applicable redemption price; and

•	give the depository irrevocable instructions and authority to pay the redemption price to the holders of the capital securities.

If the capital securities are no longer in book-entry only form, and the funds are available for payment, the property trustee will pay the redemption price by check mailed to the addresses of the holders of those capital securities as they appear in the register.

Once a Trust has given a redemption notice and deposited the required funds, then distributions on the capital securities being redeemed will cease to accrue, and all rights of the holders of the capital securities being redeemed will cease, except the right to receive the redemption price, but without any interest for any delay in receiving it.

If any date fixed for redemption is not a business day, then payment of the redemption price will be made on the next day that is a business day, without any interest or other payment for the delay. However, if the next succeeding business day is in the next calendar year, the Trust will make payment on the immediately preceding business day.

If payment of the redemption price for the capital securities called for redemption is improperly withheld or refused and not paid either by the applicable Trust or by us under the guarantee described below under the heading “Description of Guarantee,” then distributions on those capital securities will continue to accrue at the then-applicable rate from the original redemption date to the actual payment date. In this case, the actual payment date will be the redemption date for purposes of calculating the redemption price.

Partial or Full Redemption. If less than all of a Trust’s capital and common securities are to be redeemed, then the aggregate liquidation amount of the capital and common securities to be redeemed normally will be allocated to the common securities and to the capital securities proportionately. However, if an event of default under the applicable declaration of trust has occurred and is continuing, holders of the capital securities will be paid in full before any payments are made to holders of the common securities. We describe this subordination of common securities below under the heading “—Subordination of Common Securities.”

If less than all of a series of capital securities are to be redeemed, then the property trustee will select the particular capital securities to be redeemed on the pro rata basis described above by any method the property trustee deems fair and appropriate or, if the capital securities are then held in book-entry form, in accordance with the depository’s procedures, as described below under the heading “—Book-Entry Only Issuance.”

We may purchase at any time and from time to time, through a subsidiary or affiliate of ours, outstanding capital securities by tender, in the open market, or by private agreement.

Special Event Redemption

Unless we specify otherwise in the applicable prospectus supplement, if a tax event, an investment company event, or a capital treatment event occurs and continues, and we obtain any required regulatory approval, we may prepay the junior subordinated notes, in whole but not in part, in cash within 90 days following the occurrence of that event. This would cause a mandatory redemption of the related capital securities in whole, but not in part, as described above.

“Tax event” means that:

•	we have received an opinion of a nationally recognized independent tax counsel experienced in tax matters which states that, as a result of any

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(a) amendment to, or change (including any announced prospective change) in, the laws or associated regulations of the United States or any political subdivision or taxing authority of the United States, or

(b) official administrative pronouncement or judicial decision interpreting or applying those laws or regulations, which amendment or change is effective or the pronouncement, or decision is announced on or after the date of original issuance of the capital securities, there is more than an insubstantial risk that interest payable on the junior subordinated notes held by a Trust is not, or within 90 days of the date of the amendment, change, pronouncement, or decision, will not be, deductible, in whole or in part, by us for U.S. federal income tax purposes; or

•

the regular trustees of a Trust have been informed by a nationally recognized independent tax counsel experienced in tax matters that it cannot deliver an opinion that states that the holders of the capital securities will not recognize any gain or loss for U.S. federal income tax purposes as a result of the dissolution of the Trust and the distribution of the corresponding junior subordinated notes.

In addition, if, with respect to a series of capital securities, we are obligated to pay additional amounts, as described above under the heading “—Payment of Additional Amounts,” then unless we specify otherwise in the applicable prospectus supplement, a “tax event” shall also be deemed to have occurred if we have or will become obligated to pay additional amounts as to the capital securities or the corresponding junior subordinated notes as a result of any change in, or amendment to, the laws or regulations of the United States or any political subdivision or any authority of the United States having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of original issuance of the capital securities. Unless we specify otherwise in the applicable prospectus supplement, to the extent a tax event occurs as a result of the requirement to pay additional amounts, the requirement to act within 90 days, as described above under the heading “—Redemption,” will not apply, and the corresponding junior subordinated notes may be prepaid at any time while such tax event is continuing.

“Investment company event” means that a Trust has received an opinion of counsel experienced in investment company matters which states that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency, or regulatory authority, which change is in either case effective on or after the date the Trust’s capital securities are issued, the Trust is or will be considered an investment company that is required to be registered under the Investment Company Act of 1940, as amended.

“Capital treatment event” means our reasonable determination that, as a result of

•

any amendment to, or change (including any announced prospective change) in, the laws or associated regulations of the United States or any political subdivision of the United States, which is effective on or after the date the capital securities are issued, or

•	any official or administrative pronouncement or action or judicial decision interpreting or applying those laws or regulations that is announced on or after the date the capital securities are issued, there is more than an insubstantial risk that we will not be able to treat the capital securities as Tier 1 capital for purposes of the capital adequacy guidelines of the applicable regulatory agency.

Subordination of Common Securities

Payment of distributions on, the redemption price of, and the liquidation distribution in respect of, capital securities and common securities ordinarily are made pro rata based on the aggregate liquidation amount of those capital securities and common securities. However, upon any event of default under the applicable declaration of trust, the rights of the holders of the common securities to receive payment of periodic distributions and payments upon liquidation and redemption and other payments are subordinated to the rights to payment of the holders of the capital securities.

In the case of any event of default under a declaration of trust, we, as the holder of the Trust’s common securities, will be deemed to have waived those events of default under the declaration of trust until those events of default with respect to the Trust’s capital securities have been cured, waived, or otherwise eliminated. Until all events of default with respect to the capital securities have been so cured, waived, or otherwise eliminated, the property trustee will act solely on behalf of the holders of those capital securities and not on our behalf, and only the holders of the capital securities will have the right to direct the property trustee to act on their behalf.

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Liquidation Distribution Upon Dissolution

We can at any time dissolve and liquidate a Trust. The amount payable on the capital securities in the event of any liquidation of the Trust is the liquidation amount per security, as specified in the applicable prospectus supplement, plus accrued and unpaid distributions, subject to certain exceptions. The amount payable upon liquidation may be paid in the form of a distribution of the corresponding principal amount of junior subordinated notes to the holders of the capital securities.

Each declaration of trust states that a Trust will terminate on the expiration of its term or will dissolve earlier:

•	upon the bankruptcy of Raymond James;

•	upon the filing of a certificate of dissolution or its equivalent with respect to Raymond James;

•	upon the consent of the holders of at least a majority in aggregate liquidation amount of the capital securities voting together as a single class to dissolve the Trust;

•	upon the revocation of the charter of Raymond James and the expiration of 90 days after the date of revocation without a reinstatement thereof;

•	at the election of Raymond James at any time and upon the distribution of the junior subordinated notes held by the Trust to the holders of the capital securities;

•	upon the entry of a decree of judicial dissolution of the holder of the common securities, Raymond James, or the Trust; or

•	upon the redemption of all of the Trust’s capital securities.

If a Trust dissolves as described above, after the Trust pays all amounts owed to creditors, holders of its capital securities will be entitled to receive:

•	corresponding junior subordinated notes having a principal amount equal to the liquidation amount of the capital securities of the holders; or

•	a cash amount equal to the aggregate liquidation amount plus accrued and unpaid distributions to the date of payment.

Allocation of Insufficient Funds. The holders of a Trust’s common securities will be entitled to receive distributions upon any liquidation on a proportionate basis with the holders of the Trust’s capital securities, except that if an event of default under the applicable declaration of trust has occurred and is continuing, the Trust will pay the total amounts due on the capital securities before making any distribution on the common securities. If the Trust cannot pay the full amount due on the capital and common securities because it has insufficient assets for payment, then the amounts the Trust owes on the capital securities will be allocated proportionately. We describe this subordination of common securities above under the heading “—Subordination of Common Securities.”

Post-Distribution. After the distribution date of a series of junior subordinated notes and dissolution of the related Trust:

•	the capital securities of the Trust will no longer be deemed to be outstanding;

•

the depository or its nominee, as the record holder of the capital securities, will receive a registered global certificate or certificates representing the corresponding junior subordinated notes to be delivered upon the distribution; and

•

any certificates representing capital securities not held by the depository or its nominee will be deemed to represent the corresponding junior subordinated notes having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate or interest vote formula identical to the distribution rate of, those capital securities, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid distributions on those capital securities, until those certificates are surrendered for transfer or reissuance.

Events of Default, Payment Failures, Waiver, and Notice

An event of default under a Trust’s declaration of trust occurs when there is an event of default under the junior subordinated indenture. We describe these events of default below under the heading “Description of the Junior Subordinated

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Notes—Events of Default, Waiver, and Notice.” If an event of default occurs and continues, then under the declaration of trust, the rights of the holders of the common securities will be subordinate to the rights of the holders of the capital securities to the extent described above under the heading “—Subordination of Common Securities.”

The holders of capital securities do not have any specific rights under the declaration of trust upon the occurrence of an event of default. The property trustee under the applicable Trust will hold the corresponding series of junior subordinated notes issued under the junior subordinated indenture, and if an event of default occurs and continues, the property trustee, as the sole holder of the notes, will have the right under the junior subordinated indenture to declare the principal of and interest on the junior subordinated notes to be immediately due and payable.

If the property trustee fails to enforce its rights upon an event of default under the junior subordinated indenture, a holder of capital securities may institute a legal proceeding directly against us to enforce the property trustee’s rights as holder of the junior subordinated notes without first instituting a legal proceeding against the property trustee or any other person or entity. We describe the rights of holders of junior subordinated notes (including the property trustee, as a holder), and in certain circumstances the holders of the capital securities, upon an event of default below under the heading “Description of the Junior Subordinated Notes—Events of Default, Waiver, and Notice.”

A default by us in payment obligations with respect to the junior subordinated notes does not constitute an event of default for purposes of the junior subordinated indenture and, therefore, does not constitute an event of default under the applicable declaration of trust. However, if we fail to pay the principal of, or premium, if any, or interest on, a series of junior subordinated notes on the date that interest, principal, or premium is otherwise payable (or in the case of redemption, the redemption date) and the failure continues (referred to as a “payment failure”), a holder of the related capital securities may bring a legal action against us directly for enforcement of payment of amounts owed on these junior subordinated notes. In connection with a direct action, the holders of the common securities will be subrogated to the rights of the holders of the capital securities to the extent we make any payments. This means that if a holder of capital securities already had received payment of a distribution that was the basis of the direct action, then we, as holder of the common securities, will be entitled to payment of that amount. The holders of capital securities will not be able to exercise directly any other remedy available to holders of the junior subordinated notes.

Under each declaration of trust, the holders of a majority in liquidation amount of capital securities may waive events of default with respect to the capital securities. However, if the underlying event of default under the junior subordinated indenture may not be waived, then the event of default under the declaration of trust may not be waived. Furthermore, if the waiver of the underlying event of default under the junior subordinated indenture requires the consent or vote of more than a majority in principal amount of the corresponding junior subordinated notes (referred to as a “super majority”), then only the same super majority of holders of the capital securities may waive the event of default under the declaration of trust.

A waiver of an event of default under the junior subordinated indenture by the property trustee, as holder of the junior subordinated notes, constitutes a waiver of the corresponding event of default under the declaration of trust. In addition, a waiver of an event of default with respect to capital securities under the declaration of trust waives the event of default with respect to the common securities for all purposes under the declaration of trust. Furthermore, the holders of common securities are deemed to have waived events of default to the extent described above under the heading “—Subordination of Common Securities.”

Following the occurrence and during the continuance of an event of default, we are subject to restrictions with respect to payments related to our capital stock and our indebtedness that ranks equally with or junior to the junior subordinated notes. We describe these restrictions below under the heading “Description of the Junior Subordinated Notes—Certain Covenants of Raymond James Financial, Inc.”

The property trustee is required to notify all holders of the capital securities of any events of default or payment failures.

We and the regular trustees of a Trust are required to file annually with the property trustee an officers’ certificate as to our respective compliance with all conditions and covenants under the applicable declaration of trust.

Voting Rights

The holders of the capital securities have no voting rights, except as described below and except as provided below under the heading “Description of Guarantee—Amendment and Assignment” and as otherwise required by law and the declaration of trust.

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Unless we specify otherwise in the applicable prospectus supplement, the holders of a majority in aggregate liquidation amount of the capital securities have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the property trustee or exercising any trust or power of the property trustee under the applicable declaration of trust, including the right to direct the property trustee, as holder of the corresponding series of junior subordinated notes, to:

•	exercise the remedies available to it under the junior subordinated indenture as the holder of the junior subordinated notes;

•	waive any past event of default that is waivable under the junior subordinated indenture;

•	exercise any right to rescind or annul a declaration that the principal of all the corresponding series of junior subordinated notes will be due and payable; or

•	consent to any amendment, modification, or termination of the junior subordinated indenture where that consent is required.

Except for directing the time, method, and place of conducting a proceeding for a remedy available to the property trustee, the property trustee will not take any action at the direction of the holders of related capital securities unless the property trustee receives an opinion of tax counsel that states that the Trust will not be classified as other than a grantor trust for U.S. federal income tax purposes as a result of that action.

Where a consent or action under the junior subordinated indenture requires the consent or act of holders of a super majority of the junior subordinated notes, then only the same super majority of holders of the capital securities may direct the property trustee to give that consent or take that action.

If the property trustee’s consent is required under the junior subordinated indenture for any amendment, modification, or termination of the junior subordinated indenture or the corresponding series of junior subordinated notes, the property trustee is required to request the written direction of the holders of the capital securities, and the property trustee will vote as directed by a majority in liquidation amount of the capital securities, voting together as a single class. The property trustee is not required to take any action of this kind in accordance with the directions of the holders of the capital securities unless the property trustee has obtained a tax opinion to the effect described above.

The holders of the capital securities are entitled to vote on some types of modifications or amendments to the declaration of trust. We describe these rights below under the heading “—Modification of the Declaration of Trust.”

Written Consents

Any required approval or direction of holders of capital securities may be given at a separate meeting of holders of capital securities convened for that purpose, at a meeting of all of the holders of capital securities, or by written consent. The regular trustees will mail to each holder of record of capital securities a notice of any meeting at which those holders are entitled to vote, or of any matter upon which action by written consent of those holders is to be taken. Each notice will include the following information:

•	the date of the meeting or the date by which the action is to be taken;

•	a description of any resolution proposed for adoption or for which written consent is sought; and

•	instructions for the delivery of proxies or consents.

No vote or consent of the holders of capital securities is required for a Trust to redeem and cancel capital securities or distribute the corresponding junior subordinated notes in accordance with the Trust’s declaration of trust.

Despite the fact that holders of capital securities are entitled to vote or consent under the circumstances described above, any of the capital securities that are owned by us or any entity directly or indirectly controlling or controlled by us, or under direct or indirect common control with us, will not be entitled to vote or consent. Instead, these capital securities will be treated for that purpose as if they were not outstanding.

The procedures by which holders of capital securities held in book-entry only form may exercise their voting rights are described below under the heading “—Book-Entry Only Issuance.”

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Modification of the Declaration of Trust

A declaration of trust may be modified and amended if approved by a majority of the regular trustees and, in certain circumstances, the property trustee and the Delaware trustee. If, however, any proposed amendment provides for, or the regular trustees otherwise propose to effect:

•	any action that would adversely affect the powers, preferences, or special rights of the capital securities, whether by way of amendment to the declaration of trust or otherwise, or

•	the dissolution, winding-up, or termination of the Trust other than according to the terms of the declaration of trust,

then the holders of the capital securities voting together as a single class will be entitled to vote on the amendment or proposal. The amendment or proposal will not be effective except with the approval of holders of at least a majority in liquidation amount of the capital securities affected. If, however, any amendment or proposal referred to in the first bullet above would adversely affect only the capital securities or only the common securities, then only holders of the affected class will be entitled to vote on the amendment or proposal, and the amendment or proposal will not be effective except with the approval of holders of a majority in liquidation amount of that class of capital securities.

Notwithstanding the prior paragraph, no amendment or modification may be made to the declaration of trust if that amendment or modification would:

•	cause the Trust to be classified for U.S. federal income tax purposes as other than a grantor trust;

•	reduce or otherwise adversely affect the powers of the property trustee in contravention of the Trust Indenture Act; or

•	cause the Trust to be deemed an “investment company” required to be registered under the Investment Company Act.

Mergers or Consolidations of the Trusts

A Trust may not consolidate, amalgamate, or merge with or into, or be replaced by, or convey, transfer, or lease its properties and assets substantially as an entirety, to us or any other person, except as described below. A Trust may, with the consent of the regular trustees but without the consent of the holders of the applicable capital securities, the property trustee, or the Delaware trustee, consolidate, amalgamate, or merge with or into, or be replaced by, a trust organized under the laws of any state if:

•	the successor entity, if not the Trust, either:

•	expressly assumes all of the obligations of the Trust with respect to the capital securities, or

•

substitutes for the capital securities other securities having substantially the same terms as the capital securities, so long as the successor securities rank the same as the capital securities in priority with respect to distributions and payments upon liquidation, redemption, and otherwise;

•

we, as issuer of the junior subordinated notes, expressly acknowledge a trustee of the successor entity possessing the same powers and duties as the property trustee as the holder of the corresponding junior subordinated notes;

•

the capital securities or any successor securities are listed, or any successor securities will be listed upon notification of issuance, on any national or international securities exchange or with another organization, if any, on which the capital securities are then listed or quoted;

•

the merger, consolidation, amalgamation, or replacement does not cause the capital securities, including any successor securities, to be downgraded by any nationally recognized statistical rating organization;

•

the merger, consolidation, amalgamation, or replacement does not adversely affect the rights, preferences, and privileges of the holders of the capital securities, including any successor securities, in any material respect, other than in connection with any dilution of the holders’ interest in the new entity;

•	the successor entity has a purpose identical to that of the Trust;

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•	prior to the merger, consolidation, amalgamation, or replacement, we have received an opinion of counsel to the Trust to the effect that:

•

the merger, consolidation, amalgamation, or replacement does not adversely affect the rights, preferences, and privileges of the holders of the capital securities, including any successor securities, in any material respect, other than in connection with any dilution of the holders’ interest in the new entity;

•

following the merger, consolidation, amalgamation, or replacement, neither the Trust nor the successor entity will be required to register as an investment company under the Investment Company Act; and

•	following the merger, consolidation, amalgamation, or replacement, the Trust or the successor entity will continue to be classified as a grantor trust for U.S. federal income tax purposes; and

•	we guarantee the obligations of the successor entity under the successor securities at least to the extent provided by the guarantees of the capital securities.

A Trust may not, except with the consent of holders of 100% in liquidation amount of its capital securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if that consolidation, merger, amalgamation, or replacement would cause the Trust or the successor entity to be classified as other than a grantor trust for U.S. federal income tax purposes.

Form of and Denomination of Capital Securities

The capital securities will be issued in fully registered form, and the liquidation amount of a Trust’s capital securities will be equal to the denominations of the corresponding junior subordinated notes.

The liquidation amount of the capital securities may be denominated, and cash payments with respect to the capital securities may be made, in U.S. dollars or in another currency, as specified in the applicable prospectus supplement. Unless we specify otherwise in the applicable prospectus supplement, the liquidation amount of the capital securities will be denominated, and cash payments with respect to the capital securities will be made, in U.S. dollars. If the liquidation amount of any of the capital securities is denominated, or if cash payments with respect to any capital securities are payable, in a foreign currency, the specified currency, as well as any additional investment considerations, risk factors, tax consequences, specific terms, and other information relating to that issue of capital securities and the specified currency may be described in the applicable prospectus supplement. We describe some of those investment considerations relating to securities denominated or payable in a currency other than U.S. dollars above under the heading “Risk Factors—Risks Associated with Currencies.”

Registration and Settlement

Unless we specify otherwise in the applicable prospectus supplement, the capital securities will be issued in registered, and not bearer, form. This means that a Trust’s obligation runs to the holder of the capital security named on the face of the capital security. Each capital security issued in registered form will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of capital securities.

We refer to those persons who have capital securities registered in their own names, on the books that the Trust or its agent maintains for this purpose, as the “holders” of those capital securities. These persons are the legal holders of the capital securities. We refer to those who, indirectly through others, own beneficial interests in capital securities that are not registered in their own names as indirect owners of those capital securities. As we discuss below, indirect owners are not legal holders, and investors in securities issued in global, or book-entry, form or in street name will be indirect owners.

Book-Entry Only Issuance. Unless we specify otherwise in the applicable prospectus supplement, the capital securities will be issued in global, or book-entry, form. This means that the Trusts will not issue actual certificates to each purchaser of capital securities. Instead, a Trust will issue global securities in registered form representing the entire issuance of capital securities. Each global security will be registered in the name of a financial institution or clearing system that holds the global security as depository on behalf of other financial institutions that participate in that depository’s book-entry system. These participating institutions, in turn, hold beneficial interests in the global securities on behalf of themselves or their customers.

Because securities issued in global form are registered in the name of the depository, only the depository will be recognized as the holder of the capital securities. This means that all payments on the capital securities, including deliveries of any property other than cash, will be made to the depository. The depository passes along the payments it receives to its

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participants, which in turn pass the payments along to their customers who are the beneficial owners. The depository and its participants are not obligated to pass these payments along under the terms of the capital securities. Instead, they do so under agreements they have made with one another or with their customers.

As a result, investors will not own capital securities issued in book-entry form directly. Instead, they will own beneficial interests in a global security, through a bank, broker, or other financial institution that participates in the depository’s book-entry system or holds an interest through a participant in the depository’s book-entry system. As long as the capital securities are issued in global form, investors will be indirect owners, and not holders, of the capital securities. The depository will not have knowledge of the actual beneficial owners of the capital securities.

Certificates in Registered Form. The actual purchaser of the capital securities generally will not be entitled to have the capital securities represented by the global securities registered in its name and will not be considered the holder under the applicable declaration of trust. In the future, we may cancel a global security or we may issue capital securities initially in non-global, or certificated, form. We do not expect to exchange global securities for actual certificates registered in the names of the beneficial owners of the capital securities represented by the global securities, unless:

•

the depository notifies us that it is unwilling or unable to continue as depository for the global securities, or we become aware that the depository has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, and in any case we fail to appoint a successor to the depository within 60 calendar days; or

•	the applicable Trust, with our consent, makes a decision to permit the capital securities to be issued in certificated form.

Street Name Owners. When actual certificates are registered in the names of the beneficial owners of the capital securities, investors may choose to hold their capital securities in their own names or in street name. Capital securities held by an investor in street name would be registered in the name of a bank, broker, or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those capital securities through an account that he or she maintains at that institution.

For capital securities held in street name, only the intermediary banks, brokers, and other financial institutions in whose names the capital securities are registered will be recognized as the holders of those capital securities, and all payments on those capital securities, including deliveries of any property other than cash, will be made to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold capital securities in street name will be indirect owners, not holders, of those capital securities.

Legal Holders. A Trust’s obligations run only to the holders of the capital securities. The Trust does not have obligations to investors who hold beneficial interests in global capital securities, who hold the capital securities in street name, or who hold the capital securities by any other indirect means. This will be the case whether an investor chooses to be an indirect owner of a capital security or has no choice because the capital securities are issued only in global form. For example, once a payment is made or a notice is given to the holder, the Trust has no further responsibility for that payment or notice even if that holder is required, under agreements with depository participants or customers or by law, to pass it along to the indirect owners, but does not do so. Similarly, if a Trust wants to obtain the approval of the holders for any purpose, such as to amend its declaration of trust, the Trust would seek the approval only from the holders, and not the indirect owners, of the capital securities. Whether and how the holders contact the indirect owners is up to the holders.

When we refer to “you” in this prospectus, we mean those who invest in the capital securities being offered by this prospectus, whether they are the holders or only indirect owners of those capital securities. When we refer to “your capital securities” in this prospectus, we mean the capital securities in which you will hold a direct or indirect interest.

Special Considerations for Indirect Owners. If you hold capital securities through a bank, broker, or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

•	how it handles payments on your capital securities and notices;

•	whether you can provide contact information to the registrar to receive copies of notices directly;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if required;

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•	whether and how you can instruct it to send you the capital securities registered in your own name so you can be a holder, if that is permitted at any time;

•	how it would exercise rights under the capital securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the capital securities are in book-entry form, how the depository’s rules and procedures will affect these matters.

Depositories for Global Securities. Each capital security issued in book-entry form will be represented by a global security that is deposited with and registered in the name of one or more financial institutions or clearing systems, or their nominees, which we will select. A financial institution or clearing system that we select for this purpose is called the “depository” for that capital security. A capital security usually will have only one depository, but it may have more. Each series of capital securities will have one or more of the following as the depositories:

•	The Depository Trust Company, New York, New York, which is known as “DTC”;

•	a financial institution holding the securities on behalf of Euroclear Bank S.A./N.V., as operator of the Euroclear system, which is known as “Euroclear”;

•	a financial institution holding the securities on behalf of Clearstream Banking, société anonyme, Luxembourg, which is known as “Clearstream, Luxembourg”; and

•	any other clearing system or financial institution that we identify in the applicable prospectus supplement.

The depositories named above also may be participants in one another’s systems. For example, if DTC is the depository for a global security, investors may hold beneficial interests in that security through Euroclear or Clearstream, Luxembourg as DTC participants.

We will name the depository or depositories for your capital securities in the applicable prospectus supplement. If no depository is named, the depository will be DTC.

The Depository Trust Company. The following is based on information furnished to us by DTC:

DTC will act as securities depository for the capital securities. The capital securities will be issued as fully-registered securities registered in the name of Cede & Co., which is DTC’s partnership nominee, or any other name as may be requested by an authorized representative of DTC. Generally, one fully registered global security certificate will be issued for each series of the capital securities, each in the aggregate liquidation amount of such series, and will be deposited with DTC. If, however, the aggregate liquidation amount of any series exceeds $500 million, one certificate will be issued with respect to each $500 million in liquidation amount, and an additional certificate will be issued with respect to any remaining liquidation amount of that series.

DTC, the world’s largest depository, is a limited purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered under Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over two million issues of U.S. and non-U.S. equity, corporate, and municipal debt issues, and money market instruments from over 85 countries that its direct participants deposit with DTC. DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, also subsidiaries of DTCC, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc., or “FINRA.” Access to the DTC system is also available to others, such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly (“indirect participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

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Purchases of the capital securities under the DTC system must be made by or through direct participants, which will receive a credit for the capital securities on DTC’s records. The ownership interest of each actual purchaser of each capital security (“beneficial owner”) is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase. A beneficial owner, however, is expected to receive written confirmations providing details of the transaction, as well as periodic statements of its holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial ownership interests in the capital securities are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial ownership interests in the capital securities, except if the use of the book-entry system for the capital securities is discontinued.

To facilitate subsequent transfers, all capital securities deposited by direct participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of capital securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the capital securities; DTC’s records reflect only the identity of the direct participants to whose accounts such capital securities are credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of capital securities may wish to take certain steps to ensure timely transmission to them of notices of significant events with respect to the capital securities, such as redemptions, defaults, and proposed amendments to the declaration of trust. For example, a beneficial owner of capital securities may wish to ascertain that the direct or indirect participant holding the capital securities for its benefit has agreed to obtain and transmit notices to beneficial owners.

None of DTC, Cede & Co., or any other DTC nominee will consent or vote with respect to the capital securities unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy to us as soon as possible after the regular record date. The omnibus proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the capital securities are credited on the regular record date. These participants are identified in a listing attached to the omnibus proxy.

Distributions on the capital securities will be paid in immediately available funds directly to Cede & Co., or any other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us, on the applicable payment date in accordance with their respective holdings shown on DTC’s records. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name.” These payments will be the responsibility of these participants and not of DTC or its nominee, us, the Trust, or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of any distributions to Cede & Co. (or any other nominee as may be requested by an authorized representative of DTC) is our responsibility, disbursement of those payments to direct participants is the responsibility of DTC, and disbursement of those payments to the beneficial owners is the responsibility of the direct and indirect participants.

Any redemption notices shall be sent to DTC. If less than all of the capital securities of a series are being redeemed, DTC’s practice is to determine by lot the amount of the ownership interest of each direct participant in the series to be redeemed.

DTC may discontinue providing its services as depository for the capital securities at any time by giving us reasonable notice. Under those circumstances, if a successor securities depository is not obtained, we will print and deliver certificated capital securities.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

Clearstream, Luxembourg and Euroclear. Euroclear and Clearstream, Luxembourg each hold securities for their customers and facilitate the clearance and settlement of securities transactions by electronic book-entry transfer between their respective account holders (each such account holder, a “participant” and collectively, the “participants”). Euroclear and Clearstream, Luxembourg provide various services including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Euroclear and Clearstream, Luxembourg also deal with domestic securities markets in several countries though established depository and custodial relationships. Euroclear

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and Clearstream, Luxembourg have established an electronic bridge between their two systems across which their respective participants may settle trades with each other. Euroclear is incorporated under the laws of Belgium and Clearstream, Luxembourg is incorporated under the laws of Luxembourg.

Euroclear and Clearstream, Luxembourg customers are world-wide financial institutions, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations. Indirect access to Euroclear and Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with a participant of either system.

The address of Euroclear is Euroclear Bank SA/NV, 1 Boulevard du Roi Albert II, B-1210 Brussels and the address of Clearstream, Luxembourg is Clearstream Banking, 42 Avenue JF Kennedy, L-1855, Luxembourg.

Euroclear and Clearstream, Luxembourg may be depositories for a global security sold or traded outside the United States. In addition, if DTC is the depository for a global security, Euroclear and Clearstream, Luxembourg may hold interests in the global security as participants in DTC. As long as any global security is held by Euroclear or Clearstream, Luxembourg as depository, you may hold an interest in the global security only through an organization that participates, directly or indirectly, in Euroclear or Clearstream, Luxembourg. If Euroclear or Clearstream, Luxembourg is the depository for a global security and there is no depository in the United States, you will not be able to hold interests in that global security through any securities clearance system in the United States.

Payments, deliveries, transfers, exchanges, notices, and other matters relating to the capital securities made through Euroclear or Clearstream, Luxembourg must comply with the rules and procedures of those systems. Those systems could change their rules and procedures at any time. We have no control over those systems or their participants, and we take no responsibility for their activities. Transactions between participants in Euroclear or Clearstream, Luxembourg, on one hand, and participants in DTC, on the other hand, when DTC is the depository, also would be subject to DTC’s rules and procedures.

Investors will be able to make and receive through Euroclear and Clearstream, Luxembourg payments, deliveries, transfers, exchanges, notices, and other transactions involving any capital securities held through those systems only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers, and other institutions are open for business in the United States. In addition, because of time-zone differences, U.S. investors who hold their interests in the capital securities through these systems and wish to transfer their interests, or to receive or make a payment or delivery or exercise any other right with respect to their interests, on a particular day may find that the transaction will not be effected until the next business day in Luxembourg or Brussels, as applicable. Thus, investors who wish to exercise rights that expire on a particular day may need to act before the expiration date. In addition, investors who hold their interests through both DTC and Euroclear or Clearstream, Luxembourg may need to make special arrangements to finance any purchases or sales of their interests between the United States and European clearing systems, and those transactions may settle later than would be the case for transactions within one clearing system.

Special Considerations for Global Securities. As an indirect owner, an investor’s rights relating to a global security will be governed by the account rules of the depository and those of the investor’s financial institution or other intermediary through which it holds its interest (e.g., Euroclear or Clearstream, Luxembourg, if DTC is the depository), as well as general laws relating to securities transfers. We do not recognize this type of investor or any intermediary as a holder of capital securities. Instead, we deal only with the depository that holds the global security.

If capital securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the capital securities to be registered in his or her own name, and cannot obtain physical certificates for his or her interest in the capital securities, except in the special situations described above;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the capital securities and protection of his or her legal rights relating to the capital securities, as we describe above under “—Legal Holders”;

•

under existing industry practices, if we or the applicable trustee request any action of owners of beneficial interests in any global security or if an owner of a beneficial interest in any global security desires to give instructions or take any action that a holder of an interest in a global security is entitled to give or take under the applicable indenture, Euroclear or Clearstream, Luxembourg, as the case may be, would authorize the participants owning the relevant beneficial interests to give instructions or take such action, and such participants would authorize indirect holders to give or take such action or would otherwise act upon the instructions of such indirect holders;

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•

an investor may not be able to sell interests in the capital securities to some insurance companies and other institutions that are required by law to own their capital securities in certificated form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the capital securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective; furthermore, as Euroclear and Clearstream, Luxembourg act on behalf of their respective participants only, who in turn may act on behalf of their respective clients, the ability of beneficial owners who are not participants with Euroclear or Clearstream, Luxembourg to pledge interests in any global security to persons or entities that are not participants with Euroclear or Clearstream, Luxembourg or otherwise take action in respect of interests in any global security, may be limited;

•

the depository’s policies will govern payments, deliveries, transfers, exchanges, notices, and other matters relating to an investor’s interest in a global security, and those policies may change from time to time;

•

we, the applicable Trust, the applicable trustees, and any other agents will not be responsible for any aspect of the depository’s policies, actions, or records of ownership interests in a global security;

•	we, the applicable Trust, the applicable trustees, and any other agents do not supervise the depository in any way;

•

the depository will require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds, and your broker or bank may require you to do so as well; and

•

financial institutions that participate in the depository’s book-entry system and through which an investor holds his or her interest in the global securities, directly or indirectly, also may have their own policies affecting payments, deliveries, transfers, exchanges, notices, and other matters relating to the securities. Those policies may change from time to time. For example, if you hold an interest in a global security through Euroclear or Clearstream, Luxembourg, when DTC is the depository, Euroclear or Clearstream, Luxembourg, as applicable, will require those who purchase and sell interests in that security through them to use immediately available funds and comply with other policies and procedures, including deadlines for giving instructions as to transactions that are to be effected on a particular day. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the policies or actions or records of ownership interests of any of those intermediaries.

Registration, Transfer, and Payment of Certificated Securities. If capital securities are ever issued in certificated form, those capital securities may be presented for registration of transfer at the office of the registrar or at the office of any transfer agent we designate and maintain. Unless we specify otherwise in the applicable prospectus supplement, The Bank of New York Mellon Trust Company, N.A. will act as registrar, transfer agent, and paying agent for the capital securities.

Registration of transfers of capital securities will be effected without charge by or on behalf of the applicable Trust, but upon payment of, and the giving of any indemnity as the Trust or we may require with respect to, any tax or other governmental charges that may be imposed in connection with any transfer or exchange. A Trust may not register or cause to be registered the transfer of its capital securities after those capital securities have been called for redemption.

Information Concerning the Property Trustee

Other than during the occurrence and continuance of an event of default under a declaration of trust, the property trustee is required to perform only the duties that are specifically set forth in the applicable declaration of trust. Following the occurrence and during the continuance of an event of default, the property trustee must exercise the same degree of care and skill in the exercise of its rights and powers as a prudent person would exercise in the conduct of his or her own affairs under the circumstances. Subject to this provision, the property trustee is under no obligation to exercise any of the rights or powers vested in it by the applicable declaration of trust at the request of any holder of capital securities unless that holder offers indemnity reasonably satisfactory to the property trustee against the costs, expenses, and liabilities that might be incurred. However, the holders of the capital securities will not be required to offer any indemnity if those holders, by exercising their voting rights, direct the property trustee to take any action following an event of default under the declaration of trust.

We and certain of our affiliates have from time to time maintained deposit accounts and conducted other banking transactions with the property trustee and its affiliates in the ordinary course of business. We expect to continue those business transactions.

Governing Law

The declarations of trust will be governed by and construed in accordance with the laws of the State of Delaware.

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DESCRIPTION OF THE JUNIOR SUBORDINATED NOTES

When a Trust issues its capital securities, the Trust will invest the proceeds in a corresponding series of our junior subordinated notes. The corresponding junior subordinated notes may be issued from time to time in one or more series under a base indenture to be entered into between us and an indenture trustee, as supplemented in the form of a supplemental indenture or a resolution of our Board of Directors or of a special committee formed by our Board of Directors. With respect to any particular series of corresponding junior subordinated notes, the term “indenture” or “junior subordinated indenture” used in this prospectus is deemed to include any supplement to the base indenture with respect to that series. The terms of the junior subordinated notes will include those set forth in the junior subordinated indenture and those made part of the indenture by reference to the Trust Indenture Act.

This section of the prospectus summarizes the material terms of the indenture and the junior subordinated notes. We will describe the financial and other specific terms of a series of corresponding junior subordinated notes in the prospectus supplement for the related capital securities. The following summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the junior subordinated indenture and the Trust Indenture Act. The form of base indenture and the form of supplemental indenture are filed as exhibits to our registration statement, and they are incorporated in this prospectus by reference. See “Where You Can Find More Information” below for information on how to obtain copies of the form of base indenture and the form of supplemental indenture. Whenever we refer to the defined terms of the junior subordinated indenture in this prospectus or in a prospectus supplement without defining them, the terms have the meanings given to them in the junior subordinated indenture.

General

Concurrently with the issuance of a Trust’s capital securities, the Trust will invest the proceeds from the sale of the capital securities and the consideration we pay for the Trust’s common securities in the series of corresponding junior subordinated notes issued by us to the Trust. Only one series of junior subordinated notes will be issued to the property trustee of a Trust in connection with the issuance of capital securities by the Trust. Each series of corresponding junior subordinated notes will be in the principal amount equal to the aggregate stated liquidation amount of the related capital securities and the common securities of the Trust and will rank on a parity with all other series of junior subordinated notes we issue, unless we provide otherwise in the applicable prospectus supplement. The junior subordinated notes are our direct unsecured obligations and are subordinated as described below under the heading “—Subordination.”

Neither the junior subordinated indenture nor any other agreement limits the principal amount of junior subordinated notes or other indebtedness that we may issue.

In addition, the junior subordinated indenture does not contain provisions protecting holders of the junior subordinated notes against a decline in our credit quality resulting from takeovers, recapitalizations, the incurrence of additional indebtedness, or restructuring. If our credit quality declines as a result of an event of this type, or otherwise, the ratings of any junior subordinated notes then outstanding, as well as any ratings on the related capital securities, may be withdrawn or downgraded.

Under circumstances involving the dissolution of a Trust, the corresponding junior subordinated notes held by the Trust may be distributed to the holders of the related capital securities in liquidation of the Trust, provided that any required regulatory approval is obtained.

When we use the term “holder” in this prospectus with respect to a junior subordinated note, we mean the person in whose name the note is registered in the security register. Each series of junior subordinated notes will be issued to and initially held by the property trustee of the applicable Trust, in certificated, or non-book-entry, form. Unless and until the junior subordinated notes are distributed to the holders of the related capital securities in exchange for those capital securities, as described below, the property trustee of the applicable Trust will be the sole holder of those junior subordinated notes for all purposes under the indenture, and the holders of the related capital securities will not have any ownership rights, direct or indirect, with respect to those junior subordinated notes.

Information in the Prospectus Supplement

The prospectus supplement relating to the offering of a Trust’s capital securities will include specific terms relating to the offering and the series of corresponding junior subordinated notes. These terms will include some or all of the following:

•	the title and type of the notes;

•	the aggregate principal amount of the notes of that series;

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•	the percentage of their principal amount at which the notes will be issued;

•	the date or dates the notes mature and the method for determining a maturity date, as well as any right to shorten or extend any maturity date;

•	the currency in which payments on the notes will be made, if other than U.S. dollars;

•	with respect to interest:

•	the interest rate or rates on the notes, which may be fixed or variable, or the method used to calculate that interest;

•	the date interest will begin to accrue;

•	the record and interest payment dates for the notes; and

•	the right to extend the interest payment periods and the duration of that extension;

•	the place or places where:

•	we can make payments on the notes;

•	the notes can be surrendered for registration of transfer or exchange; and

•	notices and demands can be given to us relating to the notes and under the junior subordinated indenture;

•

any optional redemption provisions that would permit us or the holders of notes to elect redemption of the notes before their final maturity, and the formula or formulae in which the applicable redemption price will be calculated;

•	any provisions for a sinking fund or similar provision;

•	the form of the notes and the terms and provisions relating to that form; and

•	any other specific terms of the notes.

Subordination

The junior subordinated notes will be subordinate to all of our existing and future Senior Obligations, as defined below. This means that no payment of principal (including redemption payments), premium, if any, or interest on the junior subordinated notes may be made if:

•	any principal, premium, interest, or any other payment due on any of our Senior Obligations has not been paid when due and that default continues; or

•	the maturity of any of our Senior Obligations has been accelerated because of a default.

Upon any distribution of our assets to creditors upon any dissolution, winding-up, liquidation, or reorganization of Raymond James, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, or similar proceedings, all amounts due on all Senior Obligations must be paid in full before the holders of junior subordinated notes are entitled to receive or retain any payment.

If we make a payment to holders of the junior subordinated notes in violation of the provisions described above, then the holders of the junior subordinated notes will be deemed to have received the payments or distributions in trust for the benefit of, and will have to pay or transfer the payments to, the holders of the Senior Obligations outstanding at the time.

Because of this subordination, if we become insolvent, holders of Senior Obligations may receive more, ratably, and holders of the junior subordinated notes having a claim under those notes may receive less, ratably, than our other creditors. This type of subordination will not prevent an event of default from occurring under the junior subordinated indenture in connection with the junior subordinated notes.

The rights of the holders of the junior subordinated notes are subrogated to the rights of holders of our Senior Obligations to receive payments or distributions until the Senior Obligations are paid in full. Those Senior Obligations will continue to be Senior Obligations and be entitled to the benefits of the subordination provisions regardless of any amendment, modification, or waiver of any term of those Senior Obligations.

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Except as described below, the term “Senior Obligations” means, with respect to Raymond James:

(1) the principal, any premium, and interest with respect to:

•	indebtedness of Raymond James for money borrowed or purchased and similar obligations (whether or not that indebtedness is denominated as senior or subordinated); and

•	indebtedness evidenced by securities, debentures, bonds, or other similar instruments (whether or not denominated as senior or subordinated) issued by Raymond James;

(2) all capital lease obligations of Raymond James;

(3) all obligations of Raymond James issued or assumed as the deferred purchase price of property, all conditional sale obligations of Raymond James, and all obligations of Raymond James under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

(4) all obligations of Raymond James for the reimbursement on any letter of credit, banker’s acceptance, or similar credit transaction;

(5) all obligations of Raymond James arising from off-balance sheet guarantees by Raymond James and direct credit substitutes and obligations of Raymond James associated with derivative products, such as interest and foreign exchange rate contracts, commodity contracts, swap agreements (including interest rate and foreign exchange swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange rate agreements, options, commodity futures contracts, and commodity option contracts;

(6) all obligations and financial instruments of the type referred to in clauses (1)-(5) above of other persons for the payment of which Raymond James is responsible or liable as obligor, guarantor, or otherwise;

(7) all obligations of the type referred to in clauses (1)-(6) above of other persons secured by any lien on any property or asset of Raymond James (whether or not that obligation is assumed by Raymond James); and

(8) all obligations of Raymond James under the Credit Agreement (as defined below).

However, the term “Senior Obligations” does not include:

•

any indebtedness that by its terms is subordinated to or ranks equally with the junior subordinated notes, all limited to the extent that the classification of such indebtedness as ranking subordinated to or equally with the junior subordinated notes is authorized under the capital rules of the applicable regulatory agency; and

•

any indebtedness between or among Raymond James or our affiliates, including all other debt securities and guarantees in respect of those debt securities, issued to (a) any Trust or a trustee of that Trust or (b) any other trust, or a trustee of that trust, partnership, or other entity affiliated with Raymond James or its predecessor entities that is a financing vehicle of Raymond James or its predecessor entities (a “financing entity”) in connection with the issuance by that financing entity of capital securities or other securities that rank equally with, or junior to, the capital securities.

Credit Agreement refers to the $100,000,000 Credit Agreement, dated as of February 6, 2009, among Raymond James, as Borrower, the Lenders named therein, JPMorgan Chase Bank, National Association, as Administrative Agent, Regions Bank, as Co-Syndication Agent, Fifth Third Bank, as Co-Syndication Agent and PNC Bank, National Association, as Co-Syndication Agent.

Additional Interest

If, at any time while the property trustee is the holder of a series of junior subordinated notes, a Trust is required to pay any taxes, duties, assessments, or governmental charges of whatever nature, other than withholding taxes, imposed by the United States or any other domestic taxing authority, then we will be required to pay additional interest on the junior subordinated notes. The amount of any additional interest will be an amount sufficient so that the net amounts received and retained by the Trust and the property trustee after paying any of those taxes, duties, assessments, or other governmental charges will be equal to the amounts that the Trust would have received and retained had those taxes, duties, assessments, or other governmental charges not been imposed. This means that the Trust will be in the same position it would have been in if it did not have to pay those taxes, duties, assessments, or other charges.

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Payment of Additional Amounts

If we so specify in the applicable prospectus supplement, and subject to the exceptions and limitations set forth below, we will pay additional amounts on a series of junior subordinated notes with respect to any beneficial owner of the related capital securities (or the corresponding junior subordinated notes, following any liquidation of the applicable Trust) that is a “non-U.S. person” to ensure that each net payment to that non-U.S. person on such capital securities (or corresponding junior subordinated notes, following such a liquidation) that it beneficially owns will not be less, due to the payment of U.S. withholding tax, than the amount then otherwise due and payable. In any such case, we will not be obligated to make additional payments that exceed the amount required to do so. For this purpose, a “net payment” on a capital security or a junior subordinated note means a payment by the applicable Trust, us, or any paying agent, including payment of principal and interest, after deduction for any present or future tax, assessment, or other governmental charge of the United States other than a territory or possession. These additional amounts will constitute additional interest on the junior subordinated notes. At all times that the property trustee is the holder of the junior subordinated notes, the applicable Trust will pay these additional amounts to the holders of the related capital securities such that every net payment on a capital security will not be less due to the payment of U.S. withholding tax than the amount otherwise due and payable, as described above under the heading “Description of the Capital Securities— Payment of Additional Amounts.” For this purpose, U.S. withholding tax means a withholding tax of the United States, other than a territory or possession.

However, notwithstanding our obligation, if so specified, to pay additional amounts, we will not be required to pay additional amounts in any of the circumstances described in items (1) through (13) below, unless we specify otherwise in the applicable prospectus supplement.

(1) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner:

•	having a relationship with the United States as a citizen, resident, or otherwise;

•	having had such a relationship in the past; or

•	being considered as having had such a relationship.

(2) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner:

•	being treated as present in or engaged in a trade or business in the United States;

•	being treated as having been present in or engaged in a trade or business in the United States in the past;

•	having or having had a permanent establishment in the United States; or

•	having or having had a qualified business unit which has the U.S. dollar as its functional currency.

(3) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being or having been a:

•	personal holding company;

•	foreign personal holding company;

•	private foundation or other tax-exempt organization;

•	passive foreign investment company;

•	controlled foreign corporation; or

•	corporation which has accumulated earnings to avoid U.S. federal income tax.

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(4) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner owning or having owned, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote.

(5) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank extending credit under a loan agreement entered into in the ordinary course of business.

For purposes of items (1) through (5) above, “beneficial owner” includes, without limitation, the holder and a fiduciary, settlor, partner, member, shareholder, or beneficiary of the holder if the holder is an estate, trust, partnership, limited liability company, corporation, or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder.

(6) Additional amounts will not be payable to any beneficial owner of a capital security or the corresponding junior subordinated notes, as applicable, that is:

•	a fiduciary;

•	a partnership;

•	a limited liability company;

•	another fiscally transparent entity; or

•	not the sole beneficial owner of the debt security, or any portion of the debt security.

However, this exception to the obligation to pay additional amounts will apply only to the extent that a beneficiary or settlor in relation to the fiduciary, or a beneficial owner, partner, or member of the partnership, limited liability company, or other fiscally transparent entity, would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner, partner, or member received directly its beneficial or distributive share of the payment.

(7) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld solely by reason of the failure of the beneficial owner or any other person to comply with applicable certification, identification, documentation, or other information reporting requirements. This exception to the obligation to pay additional amounts will apply only if compliance with such requirements is required as a precondition to exemption from such tax, assessment, or other governmental charge by statute or regulation of the United States or by an applicable income tax treaty to which the United States is a party.

(8) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is collected or imposed by any method other than by withholding from a payment on the applicable security by the applicable Trust, us or any paying agent.

(9) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later.

(10) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge that is imposed or withheld by reason of the presentation by the beneficial owner for payment more than 30 days after the date on which such payment becomes due or is duly provided for, whichever occurs later.

(11) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any:

•	estate tax;

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•	inheritance tax;

•	gift tax;

•	sales tax;

•	excise tax;

•	transfer tax;

•	wealth tax;

•	personal property tax; or

•	any similar tax, assessment, or other governmental charge.

(12) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any tax, assessment, or other governmental charge required to be withheld by any paying agent from a payment on the applicable security if such payment can be made without such withholding by any other paying agent.

(13) Additional amounts will not be payable if a payment on a capital security or the corresponding junior subordinated notes, as applicable, is reduced as a result of any combination of items (1) through (12) above.

Except as specifically provided in this section, we will not be required to make any payment of any tax, assessment, or other governmental charge imposed by any government, political subdivision, or taxing authority of that government. In addition, unless we specify otherwise in the applicable prospectus supplement, the obligation to pay additional amounts will constitute a tax event and will allow for the prepayment of the corresponding junior subordinated notes upon the terms described in this prospectus and the applicable prospectus supplement.

For purposes of determining whether the payment of additional amounts is required, the term “U.S. person” means any individual who is a citizen or resident of the United States; any corporation, partnership, or other entity created or organized in or under the laws of the United States; any estate if the income of such estate falls within the federal income tax jurisdiction of the United States regardless of the source of that income; and any trust if a U.S. court is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of the trust. Additionally, for this purpose, “non-U.S. person” means a person who is not a U.S. person, and “United States” means the United States of America, including each state of the United States and the District of Columbia, its territories, its possessions, and other areas within its jurisdiction.

Form, Exchange, Transfer, and Payment

Each series of junior subordinated notes, which will be held by the property trustee of the applicable trust, initially will be issued in certificated, or non-book-entry, form. We will identify in the applicable prospectus supplement the denominations in which the junior subordinated notes will be issued. No service charge will be made for any transfer or exchange of the junior subordinated notes. However, either we or the indenture trustee may require payment of a sum sufficient to cover any tax, fee, or other government charge that is payable in connection with any transfer or exchange.

Unless we specify otherwise in the applicable prospectus supplement, principal, premium, if any, or any interest will be payable, and the junior subordinated notes may be surrendered for transfer or exchange, at the offices of the paying and authenticating agent. However, at our option we may pay interest by check mailed to the person entitled to that interest at that person’s address as it appears on the security register. As long as the property trustee is the holder of junior subordinated notes, we will pay principal and interest on the notes to the account designated by the property trustee.

If a series of junior subordinated notes is distributed to the holders of the related capital securities in liquidation of a Trust, as described above under the heading “Description of the Capital Securities—Liquidation Distribution Upon Dissolution,” the junior subordinated notes initially will be issued in the form of one or more global securities, as we describe below under the heading “—Book-Entry and Settlement.”

Option to Extend Interest Payment Period

Unless we specify otherwise in the applicable prospectus supplement, we have the right under the junior subordinated indenture, at any time and from time to time, to defer interest payments on any series of junior subordinated notes by

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deferring the interest payment period for up to a number of consecutive interest payment periods that we will specify in the applicable prospectus supplement. We refer to this period as a “deferral period.” No deferral period may extend beyond the stated maturity of a series of junior subordinated notes. During a deferral period, interest will continue to accrue for U.S. federal income tax purposes. See “U.S. Federal Income Tax Considerations—Consequences to U.S. Holders—Interest Income and OID” below. On the interest payment date following the last day of any deferral period, we will pay all interest then accrued and unpaid, including any additional interest described above under the heading “—Additional Interest,” together with compounded interest to the extent permitted by law, at the rate specified for the series of junior subordinated notes.

Unless we specify otherwise in the applicable prospectus supplement, if we exercise our deferral right, then during any deferral period, we will be subject to restrictions with respect to payments related to our capital stock and our indebtedness that is equal or junior to the junior subordinated notes. We describe these restrictions below under the heading “—Certain Covenants of Raymond James Financial, Inc.”

We may extend a deferral period prior to the end of that deferral period, so long as the period, as extended, does not exceed the maximum number of consecutive interest payment periods specified in the applicable prospectus supplement and does not extend beyond the maturity date of that series of junior subordinated notes. After the termination of any deferral period and the payment of all amounts due, we may begin a new deferral period, which must comply with the above requirements. Interest will not be payable during a deferral period; instead, interest will be payable only at the end of that period. However, we may prepay at any time all or any portion of the interest accrued during a deferral period.

If the junior subordinated notes are registered in the name of the property trustee, we will give the property trustee, the Delaware trustee, and the regular trustees written notice of our election of a deferral period at least one business day before the earlier of:

•	the next succeeding date on which distributions on the related capital securities are payable; and

•

the date the Trust is required to give notice the any exchange on which the capital securities are listed or any other applicable self-regulatory organization, if any, of the record or payment date for the related distribution (however, in no event shall notice be required more than 15 business days prior to an interest payment date).

The property trustee will give notice of our election of a deferral period to the holders of the capital securities.

If the junior subordinated notes are not registered in the name of the property trustee, we will give the holders of the junior subordinated notes and the indenture trustee written notice of our election of a deferral period at least 10 business days before the earlier of the next succeeding interest payment date or the date we are required to give notice of the record date or payment date of such interest payment to any exchange on which the junior subordinated notes are listed or any other applicable self-regulatory organization, or to the holders of the junior subordinated notes (however, in no event shall notice be required more than 15 business days prior to the interest payment date).

Prepayment

Unless we specify otherwise in the applicable prospectus supplement, the junior subordinated notes are not subject to any sinking fund and are not redeemable at the option of the holder. Unless we specify otherwise in the applicable prospectus supplement, we have the right, subject to any required prior regulatory approval, to prepay a series of junior subordinated notes of any series in whole at any time or in part from time to time. If the junior subordinated notes of any series may be prepaid only on or after a specified date or upon the satisfaction of additional conditions, we will specify that date or describe those conditions in the applicable prospectus supplement. Except as we specify otherwise in the applicable prospectus supplement, the prepayment price for any junior subordinated note so prepaid will equal 100% of the principal amount of that junior subordinated note plus accrued and unpaid interest to the prepayment date.

Except as we specify otherwise in the applicable prospectus supplement, we also have the right, subject to any required prior regulatory approval, to prepay a series of junior subordinated notes in whole, but not in part, at any time within 90 days after the occurrence and continuance of a tax event, an investment company event, or a capital treatment event, each as described above under the heading “Description of Capital Securities—Special Event Redemption.” Unless we specify otherwise in the applicable prospectus supplement, the prepayment price will be equal to 100% of the principal amount of the junior subordinated notes then outstanding plus accrued and unpaid interest to the prepayment date.

Unless we specify otherwise in the applicable prospectus supplement, notice of any prepayment will be mailed at least 15 days, but not more than 60 days, before the redemption date to each holder of junior subordinated notes to be prepaid as it appears in the security register. Unless we default in payment of the prepayment price, on and after the prepayment date, interest will cease to accrue on those junior subordinated notes or the portions of those notes called for prepayment.

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Certain Covenants of Raymond James Financial, Inc.

If (1) we exercise our right to defer payments of interest on a series of junior subordinated notes, as described above under the heading “—Option to Extend Interest Payment Period,” or (2) junior subordinated notes of a series are held by a Trust and remain outstanding and either (a) there occurs and is continuing an event of default under the junior subordinated indenture, or any payment failure, or (b) we are in default relating to our payment of any obligations under the guarantees relating to that Trust, then we will not:

•

declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire, or make a liquidation payment with respect to, any shares of our capital stock or make any guarantee payment with respect to the foregoing (other than (1) purchases or acquisitions of our shares of common stock in connection with the satisfaction of our obligations under any employee benefit plans, (2) as a result of a reclassification of our capital stock or the exchange or conversion of one class or series of our capital stock for another class or series of our capital stock, or (3) the purchase of fractional interests in shares of our capital stock in connection with an acquisition or the conversion or exchange provisions of our capital stock or the security being converted or exchanged); or

•

make any payment of interest, principal, or premium, if any, on or repay, repurchase, or redeem any debt securities (including guarantees) issued by us that rank equally with or junior to the junior subordinated notes.

In addition, if junior subordinated notes are issued to a Trust or a trustee of the Trust in connection with the issuance of the Trust’s capital securities, then as long as those capital securities remain outstanding, we will:

•	maintain 100% direct or indirect ownership of the common securities of that Trust, unless a permitted successor of Raymond James succeeds to our ownership of those common securities;

•	use our reasonable efforts to cause that Trust to:

•

remain a statutory trust, except in connection with the distribution of corresponding junior subordinated notes to the holders of the capital securities in liquidation of the Trust, the redemption of all of the capital securities of the Trust, or certain mergers, consolidations, or amalgamations, each as permitted by the Trust’s declaration of trust; and

•	otherwise continue not to be treated as an association taxable as a corporation or partnership for U.S. federal income tax purposes; and

•	use our reasonable efforts to cause each holder of those capital securities to be treated as owning an undivided beneficial interest in the corresponding junior subordinated notes.

Limitation on Mergers and Sales of Assets

The junior subordinated indenture generally permits a consolidation or merger between us and another entity. It also permits the sale or transfer by us of all or substantially all of our assets. These transactions are permitted if:

•

the resulting or acquiring entity, if other than us, is organized and existing under the laws of the United States or any state or the District of Columbia and expressly assumes all of our obligations under the junior subordinated indenture; and

•	immediately after the transaction, we or any successor company are not in default in the performance of any covenant or condition.

Upon any consolidation, merger, or transfer of this kind, the resulting or acquiring entity will be substituted for us in the junior subordinated indenture with the same effect as if it had been an original party to the indenture. As a result, the successor entity may exercise our rights and powers under the junior subordinated indenture, and we will be released from further liabilities and obligations under the indenture and under the junior subordinated notes.

Events of Default, Waiver, and Notice

The junior subordinated indenture provides that the following events, if they have occurred and are continuing, are events of default relating to a series of junior subordinated notes:

•	certain events involving the bankruptcy, insolvency, or reorganization of Raymond James; or

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•

as long as the series of junior subordinated notes are held by a Trust or a trustee of the Trust, the voluntary or involuntary dissolution, winding up, or other termination of that Trust, except in connection with the (1) distribution of those junior subordinated notes to the holders of the Trust’s capital securities in liquidation of their interests in the Trust, (2) the redemption of all of the outstanding capital securities of the Trust, or (3) certain mergers, consolidations, or amalgamations, each as permitted by the Trust’s declaration of trust.

Our default in payment obligations with respect to the junior subordinated notes or under the related guarantees does not constitute an event of default for purposes of the junior subordinated indenture. If there is a payment failure on a series of junior subordinated notes, and the property trustee fails to enforce its rights as holder of the junior subordinated notes, then a registered holder of the related capital securities may bring a legal action against us directly for enforcement of payment of amounts owed on those junior subordinated notes (a “direct action”). We can set-off against payments then due under the junior subordinated notes any corresponding payments we make to holders of related capital securities under the guarantee in connection with a direct action. We describe these rights above under the heading “Description of the Capital Securities—Events of Default, Payment Failures, Waiver, and Notice.”

If an event of default under the junior subordinated indenture occurs and continues with respect to a series of junior subordinated notes, either the indenture trustee or the holders of at least 25% in aggregate principal amount of the outstanding junior subordinated notes of that series may declare the principal of and all accrued but unpaid interest on that series of junior subordinated notes to be due and payable immediately. The holders of a majority in aggregate outstanding principal amount of that series of junior subordinated notes (or all series, as applicable) may annul that declaration in certain circumstances and waive the default. As long as the series of junior subordinated notes is held by the property trustee of the Trust for the benefit of the Trust’s capital securities, the property trustee, as sole holder of the notes, will have the right to exercise these rights and may be directed in the exercise by the holders of the related capital securities. See “Description of the Capital Securities—Events of Default, Payment Failures, Waiver, and Notice” and “—Voting Rights.”

Prior to a declaration of acceleration, the holders of a majority in aggregate principal amount of a series of junior subordinated notes generally may waive on behalf of the holders of all of that series of notes any default or event of default under the junior subordinated indenture other than:

•	a default in the payment of principal of, premium, if any, or interest on those junior subordinated notes;

•	a default in respect of covenants that cannot be modified or amended without the consent of each holder of the junior subordinated notes affected; or

•	a default in respect of certain other covenants described above under the heading “—Certain Covenants of Raymond James Financial, Inc.”

However, as long as the junior subordinated notes are held by a property trustee under a Trust for the benefit of the holders of the Trust’s capital securities, any waiver or modification of this kind requires the consent of the holders of at least a majority in liquidation preference (or, if the waiver or modification requires the consent of each holder of junior subordinated notes, then each holder) of the related capital securities.

The holders of a majority in aggregate principal amount of the outstanding junior subordinated notes of any and all series affected generally will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to or exercising any power of the indenture trustee. However, the holders of those notes must offer to the indenture trustee reasonable indemnity against expenses and liabilities. As long as a series of junior subordinated notes is held by the property trustee of the Trust for the benefit of the Trust’s capital securities, the property trustee, as sole holder of those notes, will have the right to exercise these rights and may be directed in that exercise by the holders of the related capital securities. See “Description of the Capital Securities—Voting Rights.”

Subject to the subordination provisions, described above under the heading “—Subordination,” the right of any holder of junior subordinated notes (including the property trustee) to receive payment of the principal of and premium, if any, and interest on junior subordinated notes on or after the due dates therefor, or to institute suit for the enforcement of any of these payment provisions, will not be impaired or affected without the consent of that holder.

An event of default under the junior subordinated indenture is an event of default under the related declaration of trust, and the waiver of an event of default under the junior subordinated indenture is a waiver under the related declaration of trust. We describe these provisions above under the heading “Description of the Capital Securities—Events of Default, Payment Failures, Waiver, and Notice.”

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Following the occurrence and during the continuance of an event of default, we are subject to restrictions with respect to payments related to our capital stock and our indebtedness that ranks equally with or junior to the junior subordinated notes. We describe these restrictions above under the heading “—Certain Covenants of Raymond James Financial, Inc.”

The indenture trustee is required to notify all holders of the junior subordinated notes of any events of default or note payment failures.

We are required to file an officers’ certificate with the indenture trustee each year that states, to the knowledge of the certifying officer, whether or not any defaults exist under the terms of the junior subordinated indenture.

Modification of Junior Subordinated Indenture

Under the junior subordinated indenture, our rights and obligations and the rights of holders of the junior subordinated notes may be modified or amended with the consent of the holders of at least a majority in aggregate principal amount of the outstanding junior subordinated notes of all series affected by the modification or amendment, acting as one class. However, no modification or amendment may, without the consent of the holder of each junior subordinated note affected:

•	extend the fixed maturity of any junior subordinated note, except as set forth in the terms of the particular series of junior subordinated notes;

•	reduce the rate or extend the time of payment of interest on that junior subordinated note;

•	reduce the principal amount of or any premium on any junior subordinated note;

•	reduce any amount payable on redemption of any junior subordinated note;

•	make the principal of, or interest or premium on, the junior subordinated notes payable in any currency other than that provided in the junior subordinated notes;

•	impair or affect the right of any holder of those junior subordinated notes to institute suit for the payment of those notes or the right of repayment, if any, at the option of the holder; or

•	reduce the percentage of outstanding junior subordinated notes required to consent to a modification or amendment of the junior subordinated indenture.

As long as the junior subordinated notes are held by the property trustee of a Trust, no modification of the junior subordinated indenture will be effective until the holders of a majority in liquidation preference of the Trust’s capital securities have consented to the modification. If the consent of the holder of each outstanding junior subordinated note is required for the modification, the modification will not be effective until each holder of related capital securities has consented to the modification.

We and the indenture trustee may enter into, without the consent of any holder of junior subordinated notes, any supplemental indenture under the junior subordinated indenture, to create any new series of junior subordinated notes or make any change in the indenture that generally does not materially adversely affect the rights of any holder of junior subordinated notes.

Discharge and Defeasance

We may discharge most of our obligations under the junior subordinated indenture if the junior subordinated notes have already been delivered to the indenture trustee for cancellation or the junior subordinated notes have either become due and payable or are by their terms due and payable within one year, or are to be called for redemption within one year. We discharge our obligations by depositing with the indenture trustee an amount sufficient to pay when due the principal of and premium, if any, and interest on all outstanding junior subordinated notes.

The junior subordinated indenture also provides that, if no event of default under the indenture has occurred and is continuing, we will be discharged from our obligations with respect to a series of junior subordinated notes if we deposit with the indenture trustee, in trust, money or U.S. government obligations sufficient to pay all of the principal of, and premium, if any, and any interest on, the notes of that series, on the dates the payments are due under the junior subordinated indenture and the terms of those notes.

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To exercise this option, we are required to deliver to the indenture trustee an opinion of counsel that states that:

•	the deposit and related defeasance would not cause the holders of the junior subordinated notes of that series to recognize income, gain, or loss for U.S. federal income tax purposes; and

•	if the junior subordinated notes of that series are listed on any national securities exchange, the notes will not be delisted as a result of the deposit and related defeasance.

The obligations under the junior subordinated indenture to register the transfer or exchange of junior subordinated notes, to replace stolen, lost, or mutilated junior subordinated notes and to maintain paying agents and hold monies for payment in trust will continue, even if we exercise our defeasance and discharge option.

Book-Entry and Settlement

If a series of junior subordinated notes is distributed to holders of related capital securities in liquidation of those holders’ interests in a Trust, we anticipate that the notes previously registered in the name of the property trustee on behalf of the Trust will be re-registered in the form of one or more global certificates in the name of the depository or its nominee. Each global certificate is referred to as a “global security.”

Except in limited circumstances, owners of beneficial interests in a global security will not be entitled to receive physical delivery of junior subordinated notes in certificated form and will not be considered the holders, as defined in the junior subordinated indenture, of that global security for any purpose under the junior subordinated indenture. A global security representing junior subordinated notes is only exchangeable for another global security of like denomination to be registered in the name of the depository or its nominee or to a successor depository or its nominee. The global securities may not be transferred except by the depository to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository or to a successor depository or its nominee. This means that each beneficial owner of a junior subordinated note must rely on the procedures of the depository, or if that beneficial owner is not a participant, on the procedures of the participant through which the person owns its interest, to exercise any rights of a holder under the junior subordinated indenture.

As of the date of this prospectus, the description in this prospectus of the book-entry systems and practices of DTC, Euroclear, and Clearstream, Luxembourg as they relate to purchases, transfers, notices, and payments relating to the capital securities apply in all material respects to any debt obligations, such as the junior subordinated notes, represented by one or more global securities held by the depository. We may appoint a successor to the depository or any successor depository in the event the depository or the successor depository is unable or unwilling to continue as a depository for the global securities. For a description of the depositories and the specific terms of the depository arrangements, see “Description of the Capital Securities—Book-Entry Only Issuance.”

Governing Law

The junior subordinated indenture and the junior subordinated notes will be governed by, and construed in accordance with, the laws of the State of New York.

The Indenture Trustee

Under the junior subordinated indenture, we may remove the indenture trustee and appoint a successor trustee in certain circumstances relating to the indenture trustee’s conflicts of interest or eligibility or ability to continue as indenture trustee. In addition, the holders of a majority in principal amount of a series of junior subordinated notes may remove the indenture trustee with respect to that series and nominate a successor trustee.

We and certain of our affiliates have from time to time maintained deposit accounts and conducted other banking transactions with the indenture trustee and its affiliates in the ordinary course of business. We expect to continue those business transactions. The indenture trustee also serves as trustee for a number of series of our outstanding indebtedness under other indentures.

Miscellaneous

Raymond James will pay all costs and expenses in connection with the transactions described in this prospectus, including those related to:

•	the offering, sale, and issuance of capital securities and the corresponding junior subordinated notes, including any underwriting commissions;

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•	the organization, maintenance, dissolution, and operation of each Trust;

•	the retention of the indenture trustee and the trustees under each declaration of trust;

•	indemnification obligations under each declaration of trust; and

•	all taxes (other than U.S. withholding taxes relating to a Trust).

We have the right at all times to assign any of our respective rights or obligations under the junior subordinated indenture to any of our direct or indirect wholly owned subsidiaries. If we assign any of our rights or obligations, however, we will remain liable for all of their respective obligations. Subject to this right of assignment, the junior subordinated indenture will be binding upon and inure to the benefit of the parties to the indenture and their respective successors and assigns. The parties to the junior subordinated indenture may not otherwise assign the indenture.

DESCRIPTION OF GUARANTEE

When a Trust issues its capital securities, we will execute and deliver a guarantee for the benefit of the holders of the Trust’s capital securities. Each guarantee will be qualified as an indenture under the Trust Indenture Act, and we will appoint a trustee to act as the guarantee trustee. The terms of the guarantee will include those set forth in the guarantee and those made part of the guarantee by the Trust Indenture Act. The guarantee trustee will hold the guarantee for the benefit of the holders of the related capital securities.

This section of the prospectus summarizes the material terms of the guarantee. The following summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the guarantee and the Trust Indenture Act. The guarantee will be substantially in the form of guarantee filed as an exhibit to our registration statement, and is incorporated in this prospectus by reference. See “Where You Can Find More Information” below for information on how to obtain a copy of the guarantee.

General

A guarantee is held by the guarantee trustee for the benefit of the holders of a Trust’s capital securities. Under each guarantee, if the series of capital securities is not fully paid, we will irrevocably and unconditionally agree to pay, when due, to the holders of the capital securities issued by the Trust, the following payments or distributions, which are referred to as “guarantee payments,” without duplication, on a junior subordinated basis:

•	any accrued and unpaid distributions that are required to be paid on the capital securities, to the extent the Trust has funds available for distributions;

•	the redemption price, plus all accrued and unpaid distributions, relating to any capital securities called for redemption by the Trust, to the extent the Trust has funds available for redemptions; and

•

upon a voluntary or involuntary dissolution, winding-up, or termination of the Trust, other than in connection with the distribution of junior subordinated notes held by the Trust to the holders of the related capital securities, the lesser of:

•	the aggregate of the liquidation amount and all accrued and unpaid distributions on the capital securities to the date of payment, to the extent the Trust has funds available to make the payment; and

•	the amount of assets of the Trust remaining available for distribution to holders of the capital securities in liquidation of the Trust.

The redemption price and liquidation amount will be fixed at the time a series of capital securities is issued and will be described in the applicable prospectus supplement relating to the offering of those capital securities.

We may satisfy our obligation to make a guarantee payment by direct payment of the required amounts to the holders of capital securities or by causing the applicable Trust to pay those amounts to the holders.

A guarantee will not apply to any payment of distributions except to the extent the related Trust has funds available for those payments. If we do not make interest payments on the corresponding junior subordinated notes held by a Trust, the Trust will not pay distributions on its capital securities and will not have funds available for those payments. In that case, holders of the Trust’s capital securities would not be able to rely on the related guarantee for payment of these amounts.

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A guarantee, when taken together with our obligations under the corresponding junior subordinated notes held by a Trust, the junior subordinated indenture, and the declaration of trust, including our obligations to pay costs, expenses, debts, and liabilities of that Trust (other than those relating to capital securities), will provide a full and unconditional guarantee on a subordinated basis of payments due on the Trust’s capital securities.

Unless we specify otherwise in the applicable prospectus supplement, we also will agree separately to irrevocably and unconditionally guarantee the obligations of each Trust with respect to the common securities issued by that Trust to the same extent as the capital securities guarantee. However, if an event of default under the junior subordinated indenture has occurred and is continuing, holders of capital securities will have priority over holders of common securities with respect to payments under the respective guarantees. We describe these provisions below under the heading “—Status of the Guarantee.”

Amendment and Assignment

A guarantee may be amended only with the prior approval of the holders of at least a majority in liquidation amount of the outstanding capital securities of the applicable Trust. No vote will be required, however, for any changes that do not adversely affect the rights of holders of those capital securities.

Termination of the Guarantee

A guarantee will terminate as to the capital securities of the applicable Trust upon:

•	full payment of the redemption price of all those capital securities;

•	the distribution of the corresponding junior subordinated notes to the holders of those capital securities; or

•	full payment of the amounts payable in accordance with the applicable declaration of trust upon liquidation or dissolution of the Trust.

However, the guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any holder of related capital securities must restore payment of any sums paid under the related capital securities or the guarantee.

Events of Default

An event of default under a guarantee will occur if we fail to perform any payment obligation or other obligation under the guarantee. The holders of a majority in liquidation amount of the related capital securities may waive, on behalf of all holders of those capital securities, any past event of default.

The holders of a majority in liquidation amount of the related capital securities have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the guarantee trustee in respect of the applicable guarantee or to direct the exercise of any trust or power conferred upon the guarantee trustee under the guarantee. If the guarantee trustee fails to enforce its rights under a guarantee, any holder of related capital securities may institute a legal proceeding directly against us to enforce the guarantee trustee’s rights and our obligations under the applicable guarantee, without first instituting a legal proceeding against the applicable Trust, the guarantee trustee, or any other person or entity.

Following the occurrence and during the continuance of an event of default under the guarantee, we are subject to restrictions with respect to payments related to our capital stock and our indebtedness that ranks equally with or junior to the junior subordinated notes. We describe these restrictions above under the heading “Description of the Junior Subordinated Notes—Certain Covenants of Raymond James Financial, Inc.”

Status of the Guarantee

A guarantee will constitute an unsecured obligation of Raymond James and will rank:

•	subordinate and junior in right of payment to all our other liabilities, including contingent liabilities;

•

equally with the most senior preferred or preference stock now or hereafter issued by us and with any guarantee now or hereafter entered into by us with respect to (a) any preferred or preference stock of any of our affiliates, and (b) any affiliate’s trust preferred or similar capital securities; and

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•	senior to our common stock.

The terms of each series of capital securities will provide that each holder of those capital securities by acceptance of those securities agrees to the subordination provisions and other terms of the related guarantee.

A guarantee will constitute a guarantee of payment and not of collection. This means that the beneficiary of the guarantee may sue us, as guarantor, to enforce its rights under the guarantee without suing any other person or entity.

Information Concerning the Guarantee Trustee

Other than during the occurrence and continuance of an event of default under a guarantee, the guarantee trustee is required to perform only the duties that are specifically set forth in that guarantee. Following the occurrence and during the continuance of an event of default, the guarantee trustee must exercise the same degree of care and skill in the exercise of its rights and powers as a prudent person would exercise in the conduct of his or her own affairs under the circumstances. Subject to this provision, the guarantee trustee is under no obligation to exercise any of the rights or powers vested in it by the guarantee, unless offered reasonable indemnity against the costs, expenses, and liabilities which might be incurred.

Under the guarantee, unless an event of default has occurred and is continuing, we may remove the guarantee trustee at any time and appoint a successor trustee.

We and certain of our affiliates have from time to time maintained deposit accounts and conducted other banking transactions with the guarantee trustee and its affiliates in the ordinary course of business. We expect to continue those business transactions.

Governing Law

Each guarantee will be governed by and construed in accordance with the laws of the State of New York.

RELATIONSHIP AMONG THE CAPITAL SECURITIES,

THE JUNIOR SUBORDINATED NOTES, AND THE GUARANTEE

The sole purpose of a Trust is to issue capital securities and to invest the proceeds in the corresponding junior subordinated notes. A principal difference between the rights of a holder of a capital security and a holder of the corresponding junior subordinated notes is that a holder of a junior subordinated note is entitled to receive from us the principal amount of and interest accrued on corresponding junior subordinated notes held, while a holder of capital securities is entitled to receive distributions from the Trust (or from us under the guarantee) if and to the extent the Trust has funds available for the payment of such distributions.

Full and Unconditional Guarantee

We will guarantee distribution, redemption, and liquidation payments due on the Trust’s capital securities to the extent the Trust has funds available for those payments, as described under “Description of Guarantee” above. No single document executed by us will provide for the full, irrevocable, and unconditional guarantee of any of the capital securities. It is only the combined operation of the guarantee, the declaration of trust, and the junior subordinated indenture that has the effect of providing a full, irrevocable, and unconditional guarantee on a junior subordinated basis of a Trust’s obligations under the capital securities.

Sufficiency of Payments

As long as we pay interest and other payments when due on the series of junior subordinated notes held by the Trust, those payments will be sufficient to cover distributions and redemption and liquidation payments due on the related capital securities, because:

•	the aggregate principal amount of a series of junior subordinated notes will be equal to the sum of the aggregate liquidation amount of the related capital securities;

•

the interest rate and the interest and other payment dates on a series of junior subordinated notes will be the same as the distribution rate and the distribution and other payment dates for the related capital securities;

•

under the junior subordinated indenture, we will pay any and all costs, expenses, and liabilities of the applicable Trust, except withholding taxes and the Trust’s obligations to holders of the related capital securities; and

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•	the applicable declaration of trust provides that the Trust will not engage in any activity that is not consistent with the limited purposes of the Trust.

Enforcement Rights of Holders of Capital Securities

A holder of capital securities may institute a direct action against us if we fail to make interest or other payments on the corresponding junior subordinated notes when due, taking account of any deferral period. A direct action may be brought without first:

•	directing the property trustee to enforce the terms of the corresponding junior subordinated notes; or

•	suing us to enforce the property trustee’s rights under the corresponding junior subordinated notes.

In connection with a direct action of this kind, we will be subrogated to the rights of each holder of the related capital securities under the applicable declaration of trust to the extent of any payment made by us to that holder of capital securities. Consequently, we will be entitled to payment of amounts that a holder of capital securities receives in respect of an unpaid distribution to the extent that the holder has already received payment relating to that unpaid distribution from the Trust.

The guarantee trustee will enforce the capital securities guarantee on behalf of the holders of the related capital securities. If we fail to make payments under the guarantee, the holders of the related capital securities may direct the guarantee trustee to enforce its rights under the guarantee. If the guarantee trustee fails to enforce the guarantee, any holder of related capital securities may directly sue us to enforce the guarantee trustee’s rights under the guarantee. The holder is not required to first sue the applicable Trust, the guarantee trustee, or any other person or entity. A holder of capital securities may also directly sue us to enforce the right to receive payment under the guarantee.

Rights Upon Dissolution

The holders of capital securities will be entitled to receive, out of assets of the related Trust, a cash distribution upon any voluntary or involuntary dissolution, winding-up, or liquidation of the Trust that does not involve the distribution of the corresponding junior subordinated notes, after the Trust has paid the liabilities owed to its creditors as required by applicable law. We describe these rights above under the heading “Description of the Capital Securities—Liquidation Distribution Upon Dissolution.”

In the event of any voluntary or involuntary liquidation or bankruptcy of Raymond James, a Trust, as the registered holder of the corresponding junior subordinated notes, would be a subordinated creditor of Raymond James, subordinated and junior in right of payment to all of our Senior Obligations, as defined above under the heading “Description of the Junior Subordinated Notes—Subordination,” but entitled to receive payment in full of all amounts payable with respect to the junior subordinated notes before any of our common stockholders receive payments or distributions. Since we are the guarantor under the guarantee and have agreed to pay for all costs, expenses, and liabilities of a Trust (other than withholding taxes and the Trust’s obligations to the holders of its capital securities), the positions of a holder of capital securities and a holder of the corresponding junior subordinated notes relative to other creditors and to our stockholders in the event of liquidation or bankruptcy are expected to be substantially the same.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary of the material U.S. federal income tax considerations of the acquisition, ownership, and disposition of certain of the capital securities that we are offering is based upon the advice of Morrison & Foerster LLP, our tax counsel. The following discussion is not exhaustive of all possible tax considerations. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.

This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as: partnerships, subchapter S corporations or other pass-through entities, any government (or instrumentality or agency thereof), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding the capital securities as part of an integrated investment, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons (other than Non-U.S. Holders) whose functional currency for tax

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purposes is not the U.S. dollar, and persons subject to the alternative minimum tax provisions of the Code. This summary does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder. This summary also may not apply to all forms of capital securities that we may issue. If the tax consequences associated with a particular form of capital security are different than those described below, they will be described in the applicable prospectus supplement.

This summary is directed solely to holders that, except as otherwise specifically noted, will purchase the capital securities offered in this prospectus upon original issuance at the issue price, which generally is the first offering price to the public at which a substantial amount of the issue was sold (ignoring sales to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers), and will hold such securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment.

You should consult your own tax advisor concerning the U.S. federal income tax consequences to you of acquiring, owning, and disposing of capital securities, as well as any tax consequences arising under the laws of any state, local, foreign, or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

As used in this prospectus, the term “U.S. Holder” means a beneficial owner of the capital securities offered in this prospectus that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

Notwithstanding the preceding paragraph, to the extent provided in Treasury regulations, some trusts in existence on August 20, 1996, and treated as United States persons prior to that date, that elect to continue to be treated as United States persons also will be U.S. Holders. As used in this prospectus, the term “Non-U.S. Holder” is a holder that is not a U.S. Holder.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the capital securities offered in this prospectus, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership and accordingly, this summary does not apply to partnerships. A partner of a partnership holding the capital securities should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership, and disposition by the partnership of the capital securities.

Classification of the Junior Subordinated Notes

In connection with the issuance of each series of junior subordinated notes, Morrison & Foerster LLP, special tax counsel to Raymond James and the Trusts, will render its opinion generally to the effect that, under then current law and assuming full compliance with the terms of the junior subordinated indenture substantially in the form included as an exhibit to the registration statement of which this prospectus constitutes a part, and other relevant documents, and based on certain facts and assumptions, the junior subordinated notes held by a Trust will be classified for U.S. federal income tax purposes as our indebtedness.

Classification of the Trusts

In connection with the issuance of each series of capital securities, Morrison & Foerster LLP will render its opinion generally to the effect that, under then current law and assuming full compliance with the terms of the applicable declaration of trust substantially in the form included as an exhibit to the registration statement of which this prospectus constitutes a part, the junior subordinated indenture, and other relevant documents, and based on certain facts and assumptions, the Trust will be classified for U.S. federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Accordingly, for U.S. federal income tax purposes, each holder of capital securities of a Trust generally will be considered the owner of an undivided interest in the corresponding junior subordinated notes owned by the Trust, and each holder will be required to include in its gross income in accordance with its regular method of accounting for U.S. federal income tax purposes, all interest income, including original issue discount, paid or accrued on the junior subordinated notes, and any gain or loss recognized with respect to its allocable share of the junior subordinated notes, whether or not the Trust actually distributes cash to the holder.

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Consequences to U.S. Holders

The following is a summary of certain U.S. federal income tax consequences that will generally apply to U.S. Holders of the capital securities.

Interest Income and OID

Under applicable Treasury regulations, a “remote” contingency that stated interest will not be timely paid will be ignored in determining whether a debt instrument is issued with original issue discount (“OID”). As of the date of this prospectus, because of certain limitations on payments of dividends and payments on debt securities that will apply if we defer payments of interest on the junior subordinated notes by extending the interest payment period, we believe, and this discussion assumes, that the likelihood that we will exercise our option to defer interest payments is remote within the meaning of the Treasury regulations. Accordingly, the junior subordinated notes will not be treated as having been issued with OID and each U.S. Holder of capital securities should include in its gross income as interest income its allocable share of interest on the junior subordinated notes at the time it is accrued or is received in accordance with the U.S. Holder’s method of accounting for U.S. federal income tax purposes. It should be noted, however, that no ruling or other guidance has been issued by the IRS addressing the meaning of the term “remote” as used in these Treasury regulations. Thus, it is possible that the IRS could take a position contrary to the interpretation described above.

In contrast, if our option to defer any payment of interest was determined not to be “remote,” or if we exercised our option to defer interest, the junior subordinated notes would be treated as issued with OID. In that case, all stated interest (or remaining stated interest, if the deferral option was exercised) on the junior subordinated notes would be treated as OID and would have to be included in a U.S. Holder’s income on an economic accrual basis without regard to whether any cash payments were received and without regard to the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Consequently, during a deferral period, a U.S. Holder of capital securities would be required to include OID in gross income even though we would not make any actual cash payments. Special rules apply to floating-rate instruments in this regard. U.S. Holders should consult with their own tax advisors as to the application of the OID rules to floating-rate notes.

We also have the ability to issue junior subordinated notes with terms that cause them to have OID for U.S. federal income tax purposes. However, the actual issuance of notes with OID is highly unlikely. If we issue junior subordinated notes with OID, the applicable prospectus supplement will discuss the associated tax consequences. The junior subordinated notes may be issued with de minimis OID, as determined under the Code. References herein to OID do not include de minimis OID, unless the junior subordinated notes would otherwise be treated as issued with OID. De minimis OID which is not treated as OID generally is treated as gain recognized upon receipt of the payment of principal. Eligible holders may elect to include this discount in gross income as it accrues. Holders should consult their own tax advisors before making such election.

Because payments on the capital securities generally will constitute interest, corporate U.S. Holders of capital securities are not entitled to a dividends-received deduction for any income received or accrued with respect to such payments. In addition, because payments on the capital securities generally will constitute interest, the receipt or accrual of any income with respect to such payments by individual U.S. Holders will not constitute “qualified dividend income” and will not be entitled to the maximum preferential tax rate of 15% applicable to net long-term capital gains which generally is applicable for taxable years beginning before January 1, 2011.

In the remainder of this discussion, we assume that unless and until we exercise our option to defer any payment of interest, the junior subordinated notes will not be treated as issued with OID.

Receipt of Junior Subordinated Notes or Cash in Exchange for Capital Securities

Under certain circumstances, junior subordinated notes may be distributed to U.S. Holders in exchange for the related capital securities upon the liquidation of a Trust, in proportion to their share of the junior subordinated notes previously held indirectly through the Trust, as described above under the heading “Description of the Capital Securities—Liquidation Distribution Upon Dissolution.” Under current law, U.S. Holders will not be subject to U.S. federal income tax on the distribution, and each U.S. Holder would receive an aggregate tax basis in the junior subordinated notes received that is equal to that holder’s aggregate tax basis in the capital securities exchanged. In addition, a U.S. Holder’s holding period in the junior subordinated notes received in liquidation of a Trust would include the period during which the capital securities were held by that holder.

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Under some circumstances, the junior subordinated notes may be prepaid for cash and the proceeds of the prepayment distributed by a Trust to holders in redemption of their related capital securities. Under current law, a redemption of this kind would, for U.S. federal income tax purposes, constitute a taxable disposition of the redeemed capital securities. Accordingly, a U.S. Holder could recognize gain or loss as if it had sold the redeemed capital securities for cash. See “—Sales of Capital Securities” below and “Description of the Capital Securities—Redemption” above.

Sales of Capital Securities

A U.S. Holder that sells capital securities will be considered to have disposed of all or part of its ratable share of the corresponding junior subordinated notes, and will recognize gain or loss equal to the difference between the amount realized on the sale of the capital securities (less an amount equal to any accrued and unpaid interest relating to the U.S. Holder’s ratable share of the corresponding junior subordinated notes not previously included in income, which will be treated as a payment of interest for U.S. federal income tax purposes) and its adjusted tax basis in the capital securities. Assuming that we do not exercise our option to defer payment of interest on the junior subordinated notes and that the junior subordinated notes are not deemed to be issued with OID, a U.S. Holder’s adjusted tax basis in the related capital securities generally will be its initial purchase price. If the junior subordinated notes are deemed to be issued with OID, a U.S. Holder’s adjusted tax basis in the related capital securities generally will be its initial purchase price, increased by any OID previously included in the U.S. Holder’s income with respect to the capital securities on the date of disposition, and decreased by the amount of any distributions or other payment received in respect of the capital securities since and including the date that the corresponding junior subordinated notes were deemed to be issued with OID. In addition, a U.S. Holder’s adjusted tax basis in the related capital securities generally will be increased by any market discount, de minimis OID, or de minimis market discount previously included in income, and decreased by the amount of any premium previously amortized to reduce interest on the capital security. Except as discussed below with respect to market discount, or as discussed below with respect to Non-U.S. Dollar Denominated Capital Securities, the gain or loss recognized by a U.S. Holder generally will be a capital gain or loss, and generally will be a long-term capital gain or loss if the capital securities have been held for more than one year. Net long-term capital gain recognized by an individual U.S. Holder before January 1, 2011 is generally subject to tax at a maximum rate of 15%.

If we exercise our option to defer payment of interest on the junior subordinated notes, the related capital securities may trade at a price that does not fully reflect the accrued but unpaid interest relating to the corresponding junior subordinated notes. In the event of a deferral of this kind, a U.S. Holder that disposes of its capital securities between record dates for payments of distributions will be required to include in income accrued but unpaid interest on the corresponding junior subordinated notes to the date of disposition as ordinary income for U.S. federal income tax purposes and to add that amount to the adjusted tax basis of its capital securities. To the extent the selling price is less than the U.S. Holder’s adjusted tax basis, the holder will recognize a capital loss. The ability of U.S. Holders to deduct capital losses is subject to limitations under the Code.

Amortizable Bond Premium and Market Discount

If a U.S. Holder purchases a capital security for an amount in excess of the sum of all amounts payable on the junior subordinated notes, other than the interest payable on the notes, such holder will be considered to have purchased such capital security with “amortizable bond premium” equal in amount to such excess. A U.S. Holder may elect to amortize such premium as an offset to interest income using a constant yield method over the remaining term of the debt security based on the U.S. Holder’s yield to maturity with respect to the debt security.

A U.S. Holder generally may use the amortizable bond premium allocable to an accrual period to offset interest required to be included in the U.S. Holder’s income under its regular method of accounting with respect to the capital security in that accrual period. If the amortizable bond premium allocable to an accrual period exceeds the amount of interest allocable to such accrual period, such excess would be allowed as a deduction for such accrual period, but only to the extent of the U.S. Holder’s prior interest inclusions on the capital security that have not been offset previously by bond premium. Any excess generally is carried forward and allocable to the next accrual period.

If a capital security may be redeemed by us prior to its maturity date, the amount of amortizable bond premium will be based on the amount payable at the applicable redemption date, but only if use of the redemption date (in lieu of the stated maturity date) results in a smaller amortizable bond premium for the period ending on the redemption date. A U.S. Holder that elects to amortize bond premium will be required to reduce its tax basis in the capital security by the amount of the premium amortized during its holding period.

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An election to amortize bond premium applies to all taxable debt obligations held by the U.S. Holder at the beginning of the first taxable year to which the election applies and thereafter acquired by the U.S. Holder and may be revoked only with the consent of the IRS.

If a U.S. Holder does not elect to amortize bond premium, the amount of bond premium will be included in its tax basis in the capital security. Therefore, if a U.S. Holder does not elect to amortize bond premium and it holds the capital security to maturity, the premium generally will be treated as capital loss when the capital security matures or is sold.

If a U.S. Holder purchases a capital security for an amount that is less than its stated redemption price at maturity, as defined in the Code, such holder will be considered to have purchased the capital security with “market discount.” Any payment, other than qualified stated interest, or any gain on the sale, exchange, retirement, or other disposition of a capital security with market discount generally will be treated as ordinary interest income to the extent of the market discount not previously included in income that accrued on the capital security during such holder’s holding period. In general, market discount is treated as accruing on a straight-line basis over the term of the junior subordinated note unless an election is made to accrue the market discount under a constant yield method. In addition, a U.S. Holder may be required to defer, until the maturity of the capital security or its earlier disposition in a taxable transaction, the deduction of a portion of the interest paid on any indebtedness incurred or maintained to purchase or carry the capital security in an amount not exceeding the accrued market discount on the capital security.

A U.S. Holder may elect to include market discount in income currently as it accrues (on either a straight-line or constant yield basis), in lieu of treating a portion of any gain realized on a sale, exchange, retirement, or other disposition of the capital security as ordinary income. If an election is made to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If a U.S. Holder makes such an election, it will apply to all market discount debt instruments acquired by such holder on or after the first day of the first taxable year to which the election applies. The election may not be revoked without the consent of the IRS. U.S. Holders should consult with their own tax advisors before making this election.

If the difference between the stated redemption price at maturity of a capital security and the amount paid for the capital security is less than 1/4 of 1% of the capital security’s stated redemption price at maturity, multiplied by the number of remaining complete years to the junior subordinated note’s maturity (“de minimis market discount”), the capital security is not treated as issued with market discount.

Additional considerations may apply to purchasers who purchase their capital securities at other than the issue price. U.S. Holders who acquire capital securities at other than the issue price, including capital securities that are treated as issued with OID, should consult their own tax advisors regarding the tax consequences of the acquisition, ownership, and disposition of such capital securities and any elections that may be applicable.

Non-U.S. Dollar Denominated Capital Securities

Additional considerations will apply if the capital securities and the junior subordinated notes are payable in a currency other than U.S. dollars (“foreign currency”). We refer to these securities as Non-U.S. Dollar Denominated Capital Securities. The following section sets forth certain U.S. federal income tax considerations of the acquisition, ownership, and disposition that apply if the capital securities and junior subordinated notes are payable in a foreign currency.

As set forth above, for U.S. federal income tax purposes, each holder of capital securities generally will be considered the owner of an undivided interest in the junior subordinated notes, and each holder generally will be required to include in its gross income, in accordance with its method of accounting for U.S. federal income tax purposes, all interest earned with respect to its allocable share of the junior subordinated notes. In the case of payments of interest, U.S. Holders using the cash method of accounting for U.S. federal income tax purposes will be required to include in income the U.S. dollar value of the foreign currency payment on a Non-U.S. Dollar Denominated Capital Security (other than OID or market discount) when the payment of interest is received. The U.S. dollar value of the foreign currency payment is determined by translating the foreign currency received at the spot rate for such foreign currency on the date the payment is received, regardless of whether the payment is in fact converted to U.S. dollars at that time. The U.S. dollar value will be the U.S. Holder’s tax basis in the foreign currency received. A U.S. Holder will not recognize foreign currency exchange gain or loss with respect to the receipt of such payment.

U.S. Holders using the accrual method of accounting for U.S. federal income tax purposes will be required to include in income the U.S. dollar value of the amount of interest income that has accrued and is otherwise required to be taken into account with respect to a Non-U.S. Dollar Denominated Capital Security during an accrual period. The U.S. dollar value of the accrued income will be determined by translating the income at the average rate of exchange for the accrual period or, with respect to an accrual period that spans two taxable years, at the average rate for the partial period within the taxable year. A U.S. Holder may elect, however, to translate the accrued interest

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income using the exchange rate on the last day of the accrual period or, with respect to an accrual period that spans two taxable years, using the exchange rate on the last day of the taxable year. If the last day of an accrual period is within five business days of the date of receipt of the accrued interest, a U.S. Holder may translate the interest using the exchange rate on the date of receipt. The above election will apply to all other debt obligations held by the U.S. Holder and may not be changed without the consent of the IRS. U.S. Holders should consult their own tax advisors before making the above election. Upon receipt of an interest payment (including, upon the sale of the capital security, the receipt of proceeds which include amounts attributable to accrued interest previously included in income), the holder will recognize foreign currency exchange gain or loss in an amount equal to the difference between the U.S. dollar value of such payment (determined by translating the foreign currency received at the spot rate for such foreign currency on the date such payment is received) and the U.S. dollar value of the interest income previously included in income with respect to such payment. This gain or loss will be treated as ordinary income or loss.

If a U.S. Holder purchases a Non-U.S. Dollar Denominated Capital Security with previously owned foreign currency, foreign currency exchange gain or loss (which will be treated as ordinary income or loss) will be recognized in an amount equal to the difference, if any, between the tax basis in the foreign currency and the U.S. dollar fair market value of the foreign currency used to purchase the Non-U.S. Dollar Denominated Capital Security, determined on the date of purchase.

Upon the sale, exchange, retirement, or other taxable disposition of a Non-U.S. Dollar Denominated Capital Security, a U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale, exchange, retirement, or other disposition (less an amount equal to any accrued and unpaid interest not previously included in income, which will be treated as a payment of interest for U.S. federal income tax purposes) and the adjusted tax basis in the Non-U.S. Dollar Denominated Capital Security. A U.S. Holder’s adjusted tax basis in the related Non-U.S. Dollar Denominated Capital Security generally will be determined as set forth above under the heading “—Sales of Capital Securities.” The amount of any payment in or adjustments measured by foreign currency will be equal to the U.S. dollar value of the foreign currency on the date of the purchase or adjustment. The amount realized will be based on the U.S. dollar value of the foreign currency on the date the payment is received or the Non-U.S. Dollar Denominated Capital Security is disposed of. If, however, the Non-U.S. Dollar Denominated Capital Security is traded on an established securities market and the U.S. Holder uses the cash basis method of tax accounting, the U.S. dollar value of the purchase price and amount realized will be determined by translating the foreign currency payment at the spot rate of exchange on the settlement date of the purchase or sale. A U.S. Holder that uses the accrual basis method of tax accounting may elect the same treatment with respect to the purchase and sale of Non-U.S. Dollar Denominated Capital Security traded on an established securities market, provided that the election is applied consistently.

Except with respect to market discount and subject to the foreign currency rules discussed below, gain or loss recognized upon the sale, exchange, retirement, or other taxable disposition of a Non-U.S. Dollar Denominated Capital Security will be capital gain or loss and will be long-term capital gain or loss if at the time of sale, exchange, retirement, or other disposition, the Non-U.S. Dollar Denominated Capital Security has been held for more than one year. Net long-term capital gain recognized by an individual U.S. Holder before January 1, 2011 generally is subject to tax at the maximum rate of 15%. The ability of U.S. Holders to deduct capital losses is subject to limitations under the Code.

A portion of the gain or loss with respect to the principal amount of a Non-U.S. Dollar Denominated Capital Security may be treated as foreign currency exchange gain or loss. Foreign currency exchange gain or loss will be treated as ordinary income or loss. For these purposes, the principal amount of the Non-U.S. Dollar Denominated Capital Security is the purchase price for the non-U.S. Dollar Denominated Capital Security calculated in the foreign currency on the date of purchase, and the amount of exchange gain or loss recognized is equal to the difference between (i) the U.S. dollar value of the principal amount determined on the date of the sale, exchange, retirement, or other disposition of the Non-U.S. Dollar Denominated Capital Security and (ii) the U.S. dollar value of the principal amount determined on the date the Non-U.S. Dollar Denominated Capital Security was purchased. The amount of foreign currency exchange gain or loss will be limited to the amount of overall gain or loss realized on the disposition of the Non-U.S. Dollar Denominated Capital Security.

The tax basis in foreign currency received as interest on a Non-U.S. Dollar Denominated Capital Security will be the U.S. dollar value of the foreign currency determined at the spot rate in effect on the date the foreign currency is received. The tax basis in foreign currency received on the sale, exchange, retirement, or other disposition of a Non-U.S. Dollar Denominated Capital Security will be equal to the U.S. dollar value of the foreign currency, determined at the time of the sale, exchange, retirement, or other disposition. As discussed above, if the Non-U.S. Dollar Denominated Capital Securities are traded on an established securities market, a cash basis U.S. Holder (or, upon election, an accrual basis U.S. Holder) will determine the U.S. dollar value of the foreign currency by translating the foreign currency received at the spot rate of exchange on the settlement date of the sale, exchange, retirement, or other disposition. Accordingly, in such case, no foreign currency exchange gain or loss will result from currency fluctuations between the trade date and settlement date of a sale, exchange, retirement, or other disposition. Any gain or loss recognized on a sale, exchange, retirement, or other disposition of foreign currency (including its exchange for U.S. dollars or its use to purchase capital securities) will be ordinary income or loss.

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As set forth above, this summary does not apply to U.S. Holders who have a functional currency other than the U.S. dollar. Such holders should consult their own tax advisors.

Additional considerations may apply to Non-U.S. Dollar-Denominated Capital Securities that have been purchased with market discount, at a premium, or are treated as having OID. U.S. Holders who acquire Non-U.S. Dollar-Denominated Capital Securities with market discount, at a premium, or having OID should consult their own tax advisors regarding the tax consequences of the acquisition, ownership, and disposition of such Non-U.S. Dollar-Denominated Capital Securities.

Consequences to Non-U.S. Holders

Under current U.S. federal income tax law and subject to the discussion below concerning backup withholding, principal and interest payments on a capital security, including any OID, that are received from a Trust, us, or an agent of a Trust or of us and that are not effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, generally will not be subject to U.S. federal income or withholding tax except as provided below. Interest, including any OID, may be subject to a 30% withholding tax (or less under an applicable treaty, if any) if:

•	a Non-U.S. Holder actually or constructively owns 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	a Non-U.S. Holder is a “controlled foreign corporation” for U.S. federal income tax purposes that is related to us (directly or indirectly) through stock ownership;

•	a Non-U.S. Holder that is a bank extending credit under a loan agreement in the ordinary course of its trade or business;

•

the interest on the capital securities (and the corresponding junior subordinated notes) is considered “contingent interest” under Section 871(h)(4)(A) of the Code and the Treasury regulations thereunder; or

•	the Non-U.S. Holder does not satisfy the certification requirements described below.

A Non-U.S. Holder generally will satisfy the certification requirements if either (a) the Non-U.S. Holder certifies to us or our agent, under penalties of perjury, that it is a non-United States person and provides its name and address (which certification may generally be made on an IRS Form W-8BEN, or a successor form), or (b) a securities clearing organization, bank, or other financial institution that holds customer securities in the ordinary course of its trade or business (a “financial institution”) and holds the capital security certifies to us or our agent under penalties of perjury that either it or another financial institution has received the required statement from the Non-U.S. Holder certifying that it is a non-United States person and furnishes us with a copy of the statement.

Payments not meeting the requirements set forth above and thus subject to withholding of U.S. federal income tax may nevertheless be exempt from withholding (or subject to withholding at a reduced rate) if the Non-U.S. Holder provides us with a properly executed IRS Form W-8BEN (or successor form) claiming an exemption from, or reduction in, withholding under the benefit of a tax treaty, or IRS Form W-8ECI (or other applicable form) stating that interest paid on the capital securities is not subject to withholding tax because it is effectively connected with the conduct of a trade or business within the United States as discussed below. To claim benefits under an income tax treaty, a Non-U.S. Holder must obtain a taxpayer identification number and certify as to its eligibility under the appropriate treaty’s limitations on benefits article. In addition, special rules may apply to claims for treaty benefits made by Non-U.S. Holders that are entities rather than individuals. A Non-U.S. Holder that is eligible for a reduced rate of U.S. federal withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any capital gain or market discount realized on the sale, exchange, retirement, or other disposition of capital securities, provided that: (a) the gain is not effectively connected with the conduct of a trade or business within the United States, or a permanent establishment maintained in the United States if certain tax treaties apply, (b) in the case of a Non-U.S. Holder that is an individual, the Non-U.S. Holder is not present in the United States for 183 days or more in the taxable year of the sale, exchange, or other disposition of the capital security, and (c) the Non-U.S. Holder is not subject to tax pursuant to certain provisions of U.S. federal income tax law applicable to certain expatriates. An individual Non-U.S. Holder who is present in the United States for 183 days or more in the taxable year of sale, exchange, or other taxable disposition of a capital security, and if certain other conditions are met, will be subject to U.S. federal income tax at a rate of 30% on the gain realized on the sale, exchange, or other disposition of such capital security.

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If a Non-U.S. Holder of a capital security is engaged in the conduct of a trade or business within the United States and if interest (including any OID) on the capital security, or gain realized on the sale, exchange, or other disposition of the capital security, is effectively connected with the conduct of such trade or business (and, if certain tax treaties apply, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States), the Non-U.S. Holder, although exempt from U.S. federal withholding tax (provided that the certification requirements discussed above are satisfied), generally will be subject to U.S. federal income tax on such interest (including any OID) or gain on a net income basis in the same manner as if it were a U.S. Holder. Non-U.S. holders should read the material under the heading “—Consequences to U.S. Holders” above for a description of the U.S. federal income tax consequences of acquiring, owning, and disposing of capital securities. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% (or such lower rate provided by an applicable U.S. income tax treaty) of a portion of its earnings and profits for the taxable year that are effectively connected with its conduct of a trade or business in the United States, subject to certain adjustments.

Backup Withholding and Information Reporting

Unless set forth in an applicable prospectus supplement, the Trusts will be widely held fixed investment trusts (“WHFIT”) for U.S. federal income tax purposes. Raymond James Financial, Inc., Corporate Tax Department, 880 Carillon Parkway, St. Petersburg, Florida 33716, telephone number (727) 567-4319, will be the representative of the Trusts that will provide tax information in accordance with applicable regulations governing the information reporting obligations of WHFITs. In accordance with the applicable Treasury regulations, with respect to each calendar year, a holder of capital securities will receive a Form 1099 reporting income on the capital securities for that year. Copies of the Forms 1099 will be provided to the IRS.

In general, in the case of a U.S. Holder, other than certain exempt holders, we, the Trusts, and other payors are required to report to the IRS all payments of principal and interest, and the accrual of OID, on the capital securities. In addition, we, the Trusts, and other payors generally are required to report to the IRS any payment of proceeds of the sale of capital securities. Additionally, backup withholding generally will apply to any payments, including payments of OID, if a U.S. Holder fails to provide an accurate taxpayer identification number and certify that the taxpayer identification number is correct, the U.S. Holder is notified by the IRS that it has failed to report all interest and dividends required to be shown on its U.S. federal income tax returns, or the U.S. Holder does not certify that it has not underreported its interest and dividend income.

In the case of a Non-U.S. Holder, backup withholding and information reporting will not apply to payments made if the Non-U.S. Holder provides the required certification that it is not a United States person, or the Non-U.S. Holder otherwise establishes an exemption, provided that the payor or withholding agent does not have actual knowledge that the holder is a United States person, or that the conditions of any exemption are not satisfied.

In addition, payments of the proceeds from the sale of a capital security to or through a foreign office of a broker or the foreign office of a custodian, nominee, or other dealer acting on behalf of a holder generally will not be subject to information reporting or backup withholding. However, if the broker, custodian, nominee, or other dealer is a United States person, the government of the United States or the government of any state or political subdivision of any state, or any agency or instrumentality of any of these governmental units, a controlled foreign corporation for U.S. federal income tax purposes, a foreign partnership that is either engaged in a trade or business within the United States or whose United States partners in the aggregate hold more than 50% of the income or capital interest in the partnership, a foreign person 50% or more of whose gross income for a certain period is effectively connected with a trade or business within the United States, or a United States branch of a foreign bank or insurance company, information reporting (but not backup withholding) generally will be required with respect to payments made to a holder unless the broker, custodian, nominee, or other dealer has documentation of the holder’s foreign status and the broker, custodian, nominee, or other dealer has no actual knowledge to the contrary.

Payment of the proceeds from a sale of a capital security to or through the United States office of a broker is subject to information reporting and backup withholding, unless the holder certifies as to its non-United States person status or otherwise establishes an exemption from information reporting and backup withholding.

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a holder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

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Reportable Transactions

Applicable Treasury regulations require taxpayers that participate in “reportable transactions” to disclose their participation to the IRS by attaching Form 8886 to their U.S. federal tax returns and to retain a copy of all documents and records related to the transaction. In addition, “material advisors” with respect to such a transaction may be required to file returns and maintain records, including lists identifying investors in the transactions, and to furnish those records to the IRS upon demand. A transaction may be a “reportable transaction” based on any of several criteria, one or more of which may be present with respect to an investment in the capital securities. Whether an investment in the capital securities constitutes a “reportable transaction” for any investor depends on that investor’s particular circumstances. The Treasury regulations provide that, in addition to certain other transactions, a “loss transaction” constitutes a “reportable transaction.” A “loss transaction” is any transaction resulting in the taxpayer claiming a loss under Section 165 of the Code, in an amount equal to or in excess of certain threshold amounts, subject to certain exceptions. The Treasury regulations specifically provide that a loss resulting from a “Section 988 transaction” will constitute a Section 165 loss, and certain exceptions will not be available if the loss from sale or exchange is treated as ordinary under Section 988. In general, a Non-U.S. Denominated Capital Security will be subject to the rules governing foreign currency exchange gain or loss. Therefore, losses realized with respect to such a capital security may constitute a Section 988 transaction, and a holder of such a capital security that recognizes exchange loss in an amount that exceeds the loss threshold amount applicable to that holder may be required to file Form 8886. Investors should consult their own tax advisors concerning any possible disclosure obligation they may have with respect to their investment in the capital securities and should be aware that, should any “material advisor” determine that the return filing or investor list maintenance requirements apply to such a transaction, they would be required to comply with these requirements.

Other U.S. Federal Income Tax Considerations

The applicable prospectus supplement will contain a discussion of any special U.S. federal income tax considerations, if any, with respect to the capital securities offered in this prospectus. In particular, the above summary does not apply if the junior subordinated notes or capital securities:

•	are issued with more than a de minimis amount of OID;

•	mature 1 year or less than or more than 49 years after the issue date;

•	pay principal, premium, if any, or interest based on an index or indices;

•	allow for deferral of interest for more than 5 years’ worth of consecutive interest periods;

•	are issued in bearer form;

•	contain any obligation or right of us or a holder to convert or exchange the junior subordinated notes into our other securities or property;

•

contain any obligation or right of us to redeem, purchase, or repay the junior subordinated notes (other than a redemption of the outstanding junior subordinated notes at a price equal to (1) 100% of the principal amount of the junior subordinated notes being redeemed, plus (2) accrued but unpaid interest, plus (3) if applicable, a premium or make-whole amount determined by a quotation agent, equal to the sum of the present value of scheduled payments of principal and interest from the issue date of the junior subordinated notes to their redemption date, discounted at a rate equal to a U.S. Treasury rate plus some fixed amount or amounts); or

•	contain any other material provision described only in the applicable prospectus supplement.

The material U.S. federal income tax consequences of the purchase, ownership, and disposition of capital securities in a Trust owning the underlying junior subordinated notes that contain the terms above will be described in the applicable prospectus supplement.

Each holder should consult its own tax advisor with respect to the particular consequences to the holder of the acquisition, ownership, and disposition of capital securities.

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EU DIRECTIVE ON THE TAXATION OF SAVINGS INCOME

On July 1, 2005, a directive adopted by the European Union Council of Economic and Finance Ministers regarding the taxation of savings income payments came into effect. The directive obliges a member state of the European Union, (“EU”), to provide to the tax authorities of another EU member state details of payments of interest or other similar income payments made by a person (such as an issuer or paying agent) within its jurisdiction for the immediate benefit of an individual in that other EU member state (including certain payments secured for their benefit). However, Austria, Belgium, and Luxembourg have opted out of the above reporting requirements and are instead applying a special withholding tax for a transitional period in relation to such payments of interest. The withholding tax will be imposed at the rate of 20% for payments from July 1, 2008 to June 30, 2011, and at the rate of 35% from July 1, 2011 onwards. Withholding tax is not applied if the individual presents a certificate in the required form from the tax authority of his or her EU member state of residence that confirms that the applicable tax authority is aware of the investment made abroad. This transitional period will terminate at the end of the first fiscal year following agreement by certain non-EU countries to the exchange of information relating to such payments.

Also with effect from July 1, 2005, a number of non-EU countries and certain dependent or associated territories of EU member states have adopted similar measures (either provision of information or transitional withholding) in relation to payments of interest or other similar income payments made by a person in that jurisdiction for the immediate benefit of an individual or to certain non-corporate entities in any EU member state. The EU member states have entered into reciprocal provision of information or transactional special withholding tax arrangements with certain of those dependent or associated territories. These apply in the same way as payments by persons in any EU member state to individuals of another EU member state.

On November 13, 2008, the European Commission proposed changes to the EU savings directive which extended its scope so that it applies to interest payments to certain intermediate persons or structures interposed between the person making the payment and the individual who is the beneficial owner of the interest. It is proposed that an EU member state intermediary that receives an interest payment be treated as a person making payment, so as to subject it to the exchange of information or withholding obligation in the EU savings directive. Further, it is proposed that an interest payment made to an intermediary established outside the EU be treated as a payment made directly to the individual beneficiary if the person making the payment knows that the individual beneficiary is EU resident.

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PLAN OF DISTRIBUTION

We and the Trusts may sell the securities offered under this prospectus:

•	through underwriters;

•	through dealers;

•	through agents; or

•	directly to purchasers.

The underwriters, dealers, or agents may include Raymond James & Associates, Inc. or any of our other affiliates.

Each prospectus supplement relating to an offering of capital securities will state the terms of the offering, including:

•	the names of any underwriters, dealers, or agents;

•	the public offering or purchase price of the offered securities and the net proceeds that will be received by the applicable Trust from the sale;

•	any underwriting discounts and commissions or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents; and

•	any securities exchange on which the offered securities may be listed.

Distribution Through Underwriters

We and the Trusts may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If the securities are sold to underwriters, we and the applicable Trust will execute an underwriting agreement with them at the time of the sale and we will name them in the applicable prospectus supplement. In connection with these sales, the underwriters will receive compensation in the form of underwriting commissions, which will be paid by Raymond James. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless we specify otherwise in the applicable prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may acquire the securities for their own account and may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or varying prices determined at the time of sale. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions, or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Distribution Through Dealers

We and the Trusts may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by the dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the applicable prospectus supplement.

Distribution Through Agents

We and the Trusts may offer and sell securities on a continuous basis through agents that become parties to an underwriting or distribution agreement. We will name any agent involved in the offer and sale and describe any commissions payable by us in the applicable prospectus supplement. Unless we specify otherwise in the applicable prospectus supplement, the agent will be acting on a best efforts basis during the appointment period.

Direct Sales

We and the Trusts may sell directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters, as defined in the Securities Act of 1933, for any resale of the securities. We will describe the terms of any sales of this kind in the applicable prospectus supplement.

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General Information

Underwriters, dealers, or agents participating in an offering of capital securities may be deemed to be underwriters, and any discounts and commissions received by them from us or a Trust and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

We and the Trusts may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices. Securities may be sold in connection with a remarketing after their purchase by one or more firms including our affiliates, acting as principal for their accounts or as our agent, or as agent of a Trust.

In connection with an underwritten offering of the capital securities, the underwriters may engage in over-allotment, stabilizing transactions, and syndicate covering transactions in accordance with Regulation M under the Securities Exchange Act of 1934. Over-allotment involves sales in excess of the offering size, which creates a short position for the underwriters. The underwriters may enter bids for, and purchase, capital securities in the open market in order to stabilize the price of the capital securities. Syndicate covering transactions involve purchases of the capital securities in the open market after the distribution has been completed in order to cover short positions. In addition, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the capital securities in the offering if the syndicate repurchases previously distributed capital securities in transactions to cover syndicate short positions, in stabilization transactions, or otherwise. These activities may cause the price of the capital securities to be higher than it would otherwise be. Those activities, if commenced, may be discontinued at any time.

Ordinarily, each issue of capital securities will be a new issue, and there will be no established trading market for the capital securities prior to their original issue date. We may or may not list any particular series of capital securities on a securities exchange or quotation system. Any underwriters to whom the offered capital securities are sold for offering and sale may make a market in the capital securities. However, any underwriters that make a market will not be obligated to do so and may stop doing so at any time without notice. We cannot assure you that there will be a liquid trading market for the capital securities.

Under agreements entered into with us or a Trust, underwriters and agents may be entitled to indemnification by us or a Trust against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make.

The offer and sale of any securities by Raymond James & Associates, Inc. or any of our other affiliates that is a member of FINRA will comply with the requirements of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the predecessor to FINRA) regarding a member firm’s offer and sale of securities of an affiliate. As required by Rule 2720, any such offer and sale will not be made to any discretionary account without the prior approval of the customer.

The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in three business days, unless the parties to a trade expressly agree otherwise. However, in connection with an offering of capital securities, we may specify a settlement cycle that is longer than the third business day following the contract for sale. If we have specified a longer settlement cycle in the applicable prospectus supplement for an offering of capital securities, purchasers who wish to trade those securities on the date of the contract for sale, or on one or more of the next succeeding business days as we will specify in the applicable prospectus supplement, will be required, by virtue of the fact that those securities will settle in more than T+3, to specify an alternative settlement cycle at the time of the trade to prevent a failed settlement and should consult their own advisors in connection with that election.

FINRA requires that an offering of capital securities be conducted in compliance with Rule 2810 of its Conduct Rules.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

Market-Making Transactions by Affiliates

Following the initial distribution of capital securities, our affiliates, including Raymond James & Associates, Inc. may buy and sell the capital securities in secondary market transactions as part of their business as broker-dealers. Resales of this

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kind may occur in the open market or may be privately negotiated, at prevailing market prices at the time of resale or at related or negotiated prices. In these transactions, we or any of our affiliates, as the case may be, may act as principal or agent, including as agent for the counterparty in a transaction in which we or an affiliate acts as principal, or as agent for both counterparties in a transaction in which neither we nor an affiliate acts as principal. We or our affiliates may receive compensation in the form of discounts and commissions, including from both counterparties in some cases. This prospectus and any related prospectus supplements may be used by one or more of our affiliates in connection with these market-making transactions to the extent permitted by applicable law. Our affiliates may act as principal or agent in these transactions.

The aggregate initial offering price specified on the cover of the applicable prospectus supplement will relate to the initial offering of the capital securities not yet issued as of the date of this prospectus. This amount does not include the capital securities to be sold in market-making transactions. The capital securities to be sold in market-making transactions include capital securities issued after the date of this prospectus.

Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Unless we or our agent inform you in your confirmation of sale that the security is being purchased in its original offering and sale, you may assume that you are purchasing the security in a market-making transaction.

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ERISA CONSIDERATIONS

A fiduciary of a pension plan or other employee benefit plan, including a governmental plan, an individual retirement account, or a Keogh plan, proposing to invest in the capital securities should consider this section carefully. This summary is based on provisions of the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as “ERISA”), and the Code as of the date of this prospectus. This summary does not purport to be complete and is qualified in its entirety by reference to ERISA and the Code. No assurance can be given that future legislation, administrative regulations, or rulings or court decisions will not significantly modify the requirements summarized in this section. Any changes may be retroactive and could apply to transactions entered into prior to the date of their enactment or release.

The fiduciary investment considerations summarized in this section generally apply to private employee benefit plans, individual retirement accounts, and plans subject to Section 4975 of the Code, but generally do not apply to governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA), and foreign plans (as described in Section 4(b)(4) of ERISA). However, these other plans may be subject to similar provisions under applicable federal, state, local, foreign, or other regulations, rules, or laws (“similar laws”). The following discussion focuses on issues affecting employee benefit plans subject to ERISA, but the fiduciaries of employee benefit plans subject to similar laws should also consider these issues in general terms as well as any further issues arising under the applicable similar laws.

Before authorizing an investment in the capital securities, fiduciaries of employee benefit plans subject to ERISA, which we refer to as “ERISA Plans,” should consider, among other factors, (a) the fiduciary standards under ERISA, (b) whether investment in the capital securities satisfies the prudence and diversification requirements of ERISA, and (c) whether such fiduciaries have authority to make the investment under the appropriate plan investment policies and governing instruments and under Title I of ERISA.

In determining whether an investment is prudent for purposes of ERISA, the fiduciaries of an ERISA Plan should consider all relevant facts and circumstances including, without limitation, whether the investment provides sufficient liquidity in light of the foreseeable needs of the ERISA Plan, and whether the investment is reasonably designed, as part of the ERISA Plan assets with respect to which the fiduciary has investment duties, to further the purposes of the ERISA Plan, taking into consideration (a) the risk of loss and the opportunity for gain (or other return) associated with the investment, (b) the ERISA Plan’s portfolio composition with regards to diversification, and (c) the projected return of the ERISA Plan’s total portfolio relative to the anticipated cash flow needs of the ERISA Plan. We make no representation with respect to whether an investment in the capital securities would be a suitable investment for any ERISA Plan. It is the obligation of the fiduciaries of an ERISA Plan to consider whether an investment in the capital securities by the ERISA Plan, when judged in light of the overall portfolio of the ERISA Plan, will meet the prudence, diversification, and other applicable standards of ERISA.

In addition to making the threshold determination that the use of the assets of an ERISA Plan to acquire the capital securities is consistent with the fiduciary duties imposed by ERISA, a fiduciary should also consider the potential effects of the Plan Assets Regulation (as defined below) on the acquisition of such securities. For purposes of this discussion, we refer to ERISA Plans, together with individual retirement accounts or other plans that are not subject to ERISA but are subject to Section 4975 of the Code, as “Covered Plans,” and we refer to the assets of Covered Plans as “plan assets.”

The U.S. Department of Labor has issued a regulation, which we refer to as the “Plan Assets Regulation,” with regard to whether the underlying assets of an entity in which a Covered Plan acquires an equity interest are deemed to be plan assets. Under this regulation, for purposes of ERISA and Section 4975 of the Code, when a Covered Plan acquires an equity interest in an entity, and the equity interest is neither a “publicly-offered security” nor a security issued by an investment company registered under the Investment Company Act of 1940, the Covered Plan’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity issuing the equity interest, unless it is established either that equity participation in the entity by “benefit plan investors” is not significant or that the entity is an “operating company,” in each case as defined in the Plan Assets Regulation. Under this regulation, for purposes of ERISA and Section 4975 of the Code, the assets of a Trust would be deemed to be “plan assets” of a plan whose assets were used to purchase capital securities of the Trust, if the capital securities of the Trust were considered to be equity interests in the Trust and no exception to plan asset status was applicable under such regulation.

The Plan Assets Regulation defines an “equity interest” as any interest in an entity other than an instrument (a) that is treated as indebtedness under applicable local law, (b) which has no substantial equity features, and (c) which specifically includes a beneficial interest in a trust. If the assets of a Trust were deemed to be “plan assets” of plans that are holders of the Trust’s capital securities, the persons providing services to the assets of the Trust might be considered “parties in interest” or “disqualified persons” with respect to an investing Covered Plan and could be governed by the fiduciary responsibility provisions of Title I of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect

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to transactions involving those assets. If this were the case, and if anyone with discretionary responsibilities over the junior subordinated notes or the guarantee were affiliated with Raymond James, any discretionary actions undertaken by that person regarding those assets could be deemed to be a prohibited transaction under ERISA or the Code (e.g., the use of fiduciary authority or responsibility in circumstances under which that person has interests that may conflict with the interests of the investing Covered Plan and affect the exercise of that person’s best judgment as a fiduciary).

An exception to plan asset status under the Plan Assets Regulation applies to a class of “equity” interests that are “publicly-offered securities.” Publicly-offered securities are defined as securities that are:

•	widely held, i.e., owned by more than 100 investors independent of the Trust and of each other;

•	freely transferable; and

•

sold to a Covered Plan as part of an offering under an effective registration statement under the Securities Act of 1933 and then timely registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934.

We will specify in the applicable prospectus supplement if the underwriters in that offering expect the series of capital securities to meet the criteria of “publicly-offered securities” above. However, we can give no assurance in that regard.

Beyond the considerations described above, ERISA and the Code prohibit certain transactions (referred to as “prohibited transactions”) involving the assets of Covered Plans. Persons who have certain specified relationships to a Covered Plan are “parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code. If we, the Trust, or any of our affiliates are considered a party in interest or a disqualified person with respect to a Covered Plan, then the investment in capital securities by the Covered Plan may give rise to a prohibited transaction. There are several ways by which we, the Trust, or any of our affiliates may be considered a party in interest or a disqualified person with respect to a Covered Plan. For example, if we provide banking or financial advisory services to the Covered Plan, or act as a trustee or in a similar fiduciary role for the Covered Plan’s assets, we may be considered a party in interest or a disqualified person with respect to that Covered Plan, depending on whether the Covered Plan is an individual retirement account or another type of employee benefit plan.

We will purchase and hold all of the common securities. Even if the assets of a Trust are not deemed to be “plan assets” of a Covered Plan investing in the Trust, specified transactions involving the Trust could be deemed to constitute direct or indirect prohibited transactions under ERISA and Section 4975 of the Code regarding an investing Covered Plan. For example, if we were a party in interest with respect to an investing Covered Plan, either directly or by reason of the activities of one or more of our affiliates, the sale of the capital securities by the Trust to the Covered Plan and/or extensions of credit between us and the Trust, as represented by the corresponding junior subordinated notes and the guarantee, would likely be prohibited by Section 406(a)(1) of ERISA and Section 4975(c)(1)(B) of the Code, unless exemptive relief were available under an applicable administrative exemption.

The U.S. Department of Labor has issued various prohibited transaction class exemptions (“PTCEs”) that may provide exemptive relief for direct or indirect prohibited transactions resulting from the purchase or holding of the capital securities. Among those class exemptions are the following:

•	PTCE 96–23, for specified transactions determined by in-house asset managers;

•	PTCE 95–60, for specified transactions involving insurance company general accounts;

•	PTCE 91–38, for specified transactions involving bank collective investment funds;

•	PTCE 90–1, for specified transactions involving insurance company separate accounts; and

•	PTCE 84–14, for specified transactions determined by independent qualified professional asset managers.

There also may be other statutory or administrative exemptions available depending on the particular circumstances.

The capital securities may not be purchased or held by any Covered Plan, any entity whose underlying assets include “plan assets” by reason of any Covered Plan’s investment in the entity (a “Plan Asset Entity”), or any person investing “plan assets” of any Covered Plan if that transaction would cause a prohibited transaction, unless the purchaser or holder is eligible for the exemptive relief available under one or more of the class exemptions (or some other applicable exemption) and the conditions of the exemption are satisfied or the requirements of U.S. Department of Labor regulation Section 2550.401c-1 regarding insurance company general accounts are satisfied so that the capital securities held by the purchaser or holder do not constitute plan assets. In addition, neither a Covered Plan nor a Plan Asset Entity will be eligible to purchase the capital

51

securities if any entity related to us is acting as a fiduciary with respect to the purchase or is an employer or party in interest or disqualified person with respect to the Covered Plan or Plan Asset Entity, unless one or more of the class exemptions (or another applicable exemption) is available and the conditions of that exemption are satisfied.

Any purchaser or holder of the capital securities or any interest in the capital securities will be deemed to have represented by its purchase and holding that either:

•	it is not a Covered Plan or a Plan Asset Entity and is not purchasing the capital securities on behalf of or with “plan assets” of any Covered Plans;

•

it is eligible for the exemptive relief available under one or more of the class exemptions (or some other applicable exemption) with respect to the purchase or holding of capital securities if a Covered Plan’s acquisition of the capital securities would otherwise cause a non-exempt prohibited transaction; or

•	it has satisfied the requirements of U.S. Department of Labor regulation Section 2550.401c-1 such that the capital securities held by the purchaser or holder do not constitute “plan assets.”

This discussion is a general summary of some of the rules which apply to benefit plans and their related investment vehicles. This summary does not include all of the investment considerations relevant to Covered Plans and should not be construed as legal advice or a legal opinion. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries or other persons considering purchasing the capital securities on behalf of or with “plan assets” of any Covered Plan consult with their counsel regarding the potential consequences if the assets of the Trust were deemed to be “plan assets” and the availability of exemptive relief under the class exemptions.

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WHERE YOU CAN FIND MORE INFORMATION

We and the Trusts have filed a registration statement on Form S-3 with the SEC covering the securities to be offered and sold using this prospectus. You should refer to this registration statement and its exhibits for additional information about us and the Trusts. This prospectus summarizes material provisions of contracts and other documents that we refer you to. Because the prospectus may not contain all of the information that you may find important, you should review the full text of these documents, which we have included as exhibits to the registration statement.

We also file annual, quarterly, and special reports, proxy statements, and other information with the SEC. You may read and copy any document that we file with the SEC at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You also may inspect our filings over the Internet at the SEC’s website, www.sec.gov. The reports and other information we file with the SEC also are available through our website, www.raymondjames.com. We have included the SEC’s web address and our web address as inactive textual references only. Except as specifically incorporated by reference into this prospectus, information on those websites is not part of this prospectus.

You also can inspect reports and other information we file at the offices of The New York Stock Exchange, Inc., 20 Broad Street, 17th Floor, New York, New York 10005.

The SEC allows us to incorporate by reference in this prospectus the information we file with it. This means that:

•	incorporated documents are considered part of this prospectus;

•	we can disclose important information to you by referring you to those documents; and

•	information that we file with the SEC automatically will update and supersede this incorporated information and information in this prospectus.

We incorporate by reference the documents listed below which were filed with the SEC under the Securities Exchange Act of 1934:

•	our annual report on Form 10-K for the year ended September 30, 2008;

•	our quarterly reports on Form 10-Q for the quarterly periods ended December 31, 2008 and March 31, 2009; and

•

our current reports on Form 8-K filed on April 17, 2009, April 23, 2009, May 1, 2009, May 19, 2009, May 22, 2009, May 26, 2009 and May 28, 2009 (in each case, other than information that is furnished but deemed not to have been filed).

We also incorporate by reference reports that we will file under Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, but not any information that we may furnish but that is not deemed to be filed.

You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial position, and results of operations may have changed since that date.

You may request a copy of any filings referred to above (excluding exhibits), at no cost, by contacting us at the following address:

Raymond James Financial, Inc.

Paul L. Matecki, Esq.

880 Carillon Parkway

St. Petersburg, FL 33716

1-727-567-5180

E-mail: paul.matecki@raymondjames.com

There are no separate financial statements of any of the Trusts in this prospectus. We and the Trusts do not believe these financial statements would be material to holders of the capital securities because each Trust is a special purpose entity that will not have any independent operations other than issuing capital securities and common securities, holding corresponding junior subordinated notes as trust assets, and other necessary or incidental activities as described in this prospectus or any applicable prospectus supplement. Furthermore, taken together, our obligations under each series of corresponding junior subordinated notes, the junior subordinated indenture under which the corresponding junior subordinated notes will be issued, the related declaration of trust, and the related guarantee provide, in the aggregate, a full, irrevocable, and unconditional guarantee of payments of distributions and other amounts due on the related capital securities of a Trust. We do not expect any of the Trusts will be subject to the reporting requirements of the Securities Exchange Act of 1934.

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FORWARD-LOOKING STATEMENTS

We have included or incorporated by reference in this prospectus and the accompanying prospectus supplement statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You may find these statements by looking for words such as “plan, “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “potential,” “possible,” or other similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could.”

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual results may differ materially from those set forth in our forward-looking statements. As a large, international financial services company, we face risks that are inherent in the businesses and market places in which we operate. Information regarding important factors that could cause our financial performance to vary from that described in our forward-looking statements is contained in our annual report on Form 10-K for the year ended September 30, 2008, which is incorporated in this prospectus by reference, under the captions “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” as well as those risks discussed in our subsequent filings that are incorporated by reference in this prospectus. See “Where You Can Find More Information” above for information about how to obtain a copy of our annual report.

You should not place undue reliance on any forward-looking statements, which speak only as of the dates they are made.

All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

LEGAL MATTERS

Certain matters of Delaware law relating to the validity of the capital securities being registered will be passed upon on behalf of the Trusts by Richards, Layton & Finger, P.A., special Delaware counsel to the Trusts. The legality of the junior subordinated notes and the guarantees being registered will be passed upon for Raymond James by Morrison & Foerster LLP, New York, New York, or by Paul L. Matecki, Esq., General Counsel/Director of Compliance and Corporate Secretary of Raymond James, and for the underwriters by their own legal counsel. Certain U.S. federal income tax matters will be passed upon for Raymond James and the Trusts by Morrison & Foerster LLP, New York, New York, special tax counsel to Raymond James and the Trusts. Morrison & Foerster LLP and counsel to the underwriters will rely on the opinion of Richards, Layton & Finger, P.A. as to matters of Delaware law.

EXPERTS

The consolidated financial statements of Raymond James Financial, Inc. as of September 30, 2008 and 2007, and for each of the years in the three-year period ended September 30, 2008, and management’s assessment of the effectiveness of internal control over financial reporting as of September 30, 2008, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

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PROSPECTUS

Debt Securities, Warrants, Purchase Contracts,

Preferred Stock, Depositary Shares, Common Stock,

Junior Subordinated Notes, Guarantees and Units

RJF Capital Trust I RJF Capital Trust II RJF Capital Trust III	Capital Securities guaranteed as set forth herein by
Raymond James Financial, Inc.

We from time to time may offer to sell debt securities, warrants, purchase contracts, preferred stock, depositary shares representing fractional interests in preferred stock, common stock, junior subordinated notes, guarantees, or units comprised of two or more of these securities or debt or equity securities of other entities, and any of the RJF Capital Trusts from time to time may offer to sell capital securities. The debt securities, warrants, purchase contracts, and preferred stock may be convertible into or exercisable or exchangeable for our common or preferred stock or for debt or equity securities of one or more entities. We will describe the specific terms of any securities to be offered in supplements to this prospectus. You should read this prospectus and any applicable prospectus supplement carefully before you invest in the securities.

Our common stock is listed on the New York Stock Exchange under the symbol “RJF.”

This prospectus may be used in the initial sale of these securities. In addition, Raymond James & Associates, Inc., or any other affiliate of Raymond James Financial, Inc., may use this prospectus in a market-making transaction in any of the capital securities after their initial sale. Unless you are informed otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.

Our securities are unsecured and are not savings accounts, deposits, or other obligations of a bank, are not guaranteed by Raymond James Bank, FSB or any other bank, are not insured by the Federal Deposit Insurance Corporation or any other governmental agency, and may involve risks, including possible loss of principal.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the junior subordinated notes or the capital securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

RAYMOND JAMES

Prospectus dated May 29, 2009

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we and the Trusts filed with the Securities and Exchange Commission, or the “SEC,” utilizing a “shelf” registration process. Under this shelf process, from time to time, we and the Trusts, as applicable, may sell any combination of the securities described in this prospectus in one or more offerings.

Unless we indicate otherwise or unless the context requires otherwise, all references in this prospectus to “Raymond James,” “we,” “us,” “our,” or similar references are to Raymond James Financial, Inc. excluding its consolidated subsidiaries, and all references to a “Trust” or the “Trusts” are to any of the RJF Capital Trusts listed on the cover of this prospectus.

ii

THE ISSUERS

Raymond James Financial, Inc. is a Florida corporation and a financial holding company. We provide a diversified range of financial services and products both domestically and internationally. Our headquarters are located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and our telephone number is (727) 567-1000.

USE OF PROCEEDS

We intend to use the net proceeds from the sales of the securities to provide additional funds for our operations and for other general corporate purposes.

Each of the Trusts will use the proceeds from any offering of capital securities to purchase the corresponding junior subordinated notes issued by us. We expect to use the net proceeds from the sale of the junior subordinated notes to the Trusts to provide additional funds for our operations and for other general corporate purposes.

RATIOS OF EARNINGS TO FIXED CHARGES

Our consolidated ratio of earnings to fixed charges for each of the years in the five-year period ended September 30, 2008 and the six months ended March 31, 2008 and 2009 are as follows:

	Six Months Ended		Year Ended September 30,
	March 31, 2009	March 31, 2008	2008	2007	2006	2005	2004
Ratio of Earnings to Fixed Charges	3.41	1.70	1.95	1.76	2.10	2.91	4.41

DESCRIPTION OF SECURITIES

We will set forth in the applicable prospectus supplement a description of the debt securities, warrants, purchase contracts, preferred stock, depositary shares, common stock, capital securities, junior subordinated notes, guarantees, or units that may be offered under this prospectus.

WHERE YOU CAN FIND MORE INFORMATION

We and the Trusts have filed a registration statement on Form S-3 with the SEC covering the securities to be offered and sold using this prospectus. You should refer to this registration statement and its exhibits for additional information about us, the Trusts, and the securities being offered.

We also file annual, quarterly, and special reports, proxy statements, and other information with the SEC. You may read and copy any document that we file with the SEC at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You also may inspect our filings over the Internet at the SEC’s website, www.sec.gov. The reports and other information we file with the SEC also are available through our website, www.raymondjames.com.

We have included the SEC’s web address and our web address as inactive textual references only. Except as specifically incorporated by reference into this prospectus, information on those websites is not part of this prospectus.

You also can inspect reports and other information we file at the offices of The New York Stock Exchange, Inc., 20 Broad Street, 17th Floor, New York, New York 10005.

The SEC allows us to incorporate by reference the information we file with it. This means that:

•	incorporated documents are considered part of this prospectus;

•	we can disclose important information to you by referring you to those documents; and

•	information that we file with the SEC automatically will update and supersede this incorporated information and information in this prospectus.

We incorporate by reference the documents listed below which were filed with the SEC under the Securities Exchange Act of 1934:

•	our annual report on Form 10-K for the year ended September 30, 2008;

•	our quarterly reports on Form 10-Q for the quarterly periods ended December 31, 2008 and March 31, 2009; and

•

our current reports on Form 8-K filed on April 17, 2009, April 23, 2009, May 1, 2009, May 19, 2009, May 22, 2009, May 26, 2009 and May 28, 2009 (in each case, other than information that is furnished but deemed not to have been filed).

We also incorporate by reference reports that we will file under Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, but not any information that we may furnish but that is not deemed to be filed.

1

You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial position, and results of operations may have changed since that date.

You may request a copy of any filings referred to above (excluding exhibits), at no cost, by contacting us at the following address:

Raymond James Financial, Inc.

Paul L. Matecki, Esq.

880 Carillon Parkway

St. Petersburg, FL 33716

1-727-567-5180

E-mail: paul.matecki@raymondjames.com

There are no separate financial statements of the Trusts in this prospectus. We and the Trusts do not believe these financial statements would be material to holders of the capital securities because each Trust is a special purpose entity that will not have any independent operations other than issuing capital securities and common securities, holding our corresponding junior subordinated notes as trust assets, and other necessary or incidental activities as described in this prospectus or any applicable prospectus supplement Furthermore, taken together, our obligations under each series of corresponding junior subordinated notes, the junior subordinated indenture under which the corresponding junior subordinated notes will be issued, the related declaration of trust, and the related guarantee provide, in the aggregate, a full, irrevocable, and unconditional guarantee of payments of distributions and other amounts due on the related capital securities of a Trust. We do not expect any of the Trusts will be subject to the reporting requirements of the Securities Exchange Act of 1934.

FORWARD-LOOKING STATEMENTS

We have included or incorporated by reference in this prospectus and the accompanying prospectus supplement statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You may find these statements by looking for words such as “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “potential,” “possible,” or other similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could.”

All forward-looking statements, by their nature, are subject to risks and uncertainties. Our actual results may differ materially from those set forth in our forward-looking statements. As a large, international financial services company, we face risks that are inherent in the businesses and market places in which we operate. Information regarding important factors that could cause our future financial performance to vary from that described in our forward-looking statements is contained in our annual report on Form 10-K for the year ended September 30, 2008, which is incorporated in this prospectus by reference, under the captions “Item 1A. Risk Factors,” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” See “Where You Can Find More Information” above for information about how to obtain a copy of our annual report.

You should not place undue reliance on any forward-looking statements, which speak only as of the dates they are made.

All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.

LEGAL MATTERS

Certain matters of Delaware law relating to the validity of the capital securities being registered will be passed upon on behalf of the Trusts by Richards, Layton & Finger, P.A., special Delaware counsel to the Trusts. The legality of the junior subordinated notes and the guarantees being registered will be passed upon for Raymond James by Morrison & Foerster LLP, New York, New York, or by Paul L. Matecki, Esq., General Counsel/Director of Compliance and Corporate Secretary of Raymond James, and for the underwriters by their own legal counsel. Certain U.S. federal income tax matters will be passed upon for Raymond James and the Trusts by Morrison & Foerster LLP, New York, New York, special tax counsel to Raymond James and the Trusts. Morrison & Foerster LLP and counsel to the underwriters will rely on the opinion of Richards, Layton & Finger, P.A. as to matters of Delaware law.

2

EXPERTS

The consolidated financial statements of Raymond James Financial, Inc. as of September 30, 2008 and 2007, and for each of the years in the three-year period ended September 30, 2008, and management’s assessment of the effectiveness of internal control over financial reporting as of September 30, 2008, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

3

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The estimated expenses, other than underwriting or broker-dealer fees, discounts, and commissions, in connection with the offering are as follows:

Securities Act Registration Fee	$		*
FINRA Fee		75,500
Printing and Engraving Expenses		5,000
Legal Fees and Expenses		+
Accounting Fees and Expenses		35,000
Blue Sky Fees and Expenses		0
Trustee Fees		+
Rating Agency Fees and Expenses		+
Miscellaneous		+

	$	+

*	The registration fee has been deferred in accordance with Rules 456(b) and 457(r) of the Securities Act of 1933, as amended (the “Securities Act”), except for the registration fees applied in accordance with Rule 457(p) as described in footnote (1) to the “Calculation of Registration Fee” table on the cover of this registration statement.
+	Estimated expenses are not presently known.

Item 15. Indemnification of Directors and Officers.

Company Indemnifications. The Company’s Amended and Restated By-Laws, a copy of which was filed as Exhibit 3(ii) to the Current Report on Form 8-K filed on July 2, 2007, include the following provisions in Section 12 of Article IV thereof:

“Section 12. The Company shall:

(a) Indemnify any person made a party to an action by or in the right of the Company to procure a judgment in its favor by reason of such person being or having been (i) a director or officer of the Company, (ii) a director or officer of any other corporation, firm, association or entity which such person served as such at the request of the Company, but only if such indemnification is approved in writing by the Chief Executive Officer of the Company, or (iii) a Trustee of any employee benefit plan or trust or other program sponsored by the Company or any subsidiary of the Company, against the reasonable expenses, including attorneys’ fees, incurred by such person in connection with the defense or settlement of such action, or in connection with an appeal therein, except in any case where such person is adjudged in a final adjudication to have been guilty of conduct as to which, as a matter of law, no such indemnification may be made;

(b) Indemnify any person made a party to an action, suit or proceeding, other than one by or in the right of the Company to procure a judgment in its favor, whether civil or criminal, brought to impose a liability or penalty on such person for an act alleged to have been committed by such person in the capacity of (i) a director or officer of the Company, (ii) a director or officer of any other corporation, firm, association or entity which such person served as such at the request of the Company, but only if such indemnification is approved in writing by the Chief Executive Officer of the Company, or (iii) a Trustee of any employee benefit plan or trust or other program sponsored by the Company or any subsidiary of the Company, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action, suit or proceeding, or any appeal therein, unless the Board of Directors determines that such person did not act in good faith in the reasonable belief that such action was in the best interests of the Company. The termination of any such civil or criminal action, suit or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere shall not in itself disqualify such person from indemnification except in any case where such person is adjudged in a final adjudication to have been guilty of conduct as to which, as a matter of law, no such indemnification may be made;

(c) Advance the payment of expenses, including attorneys’ fees, to any person entitled to indemnification hereunder during the pendency of any claim, action or proceeding, unless otherwise determined by the Board of Directors in any case.

The foregoing rights of reimbursement or indemnification shall not be exclusive of other rights to which any such person may otherwise be entitled and, in the event of his or her death, shall extend to his or her legal representatives. Any approval of indemnification by the Chief Executive Officer with respect to the service as a director or officer as described in subsections (a)(ii) and (b)(ii) above, may be revoked, but only prospectively (i.e., such revocation shall apply with respect to indemnification for actions taken after such revocation is communicated in writing to the person affected by the revocation).

(d) In any instance where more than one person is entitled to reimbursement of attorneys’ fees pursuant to this Section 12, the Company shall select one attorney to serve as attorney for all such persons, unless, in the opinion of the attorney selected by the Company, a conflict of interest exists which would prevent representation by that attorney of one or more persons. Notwithstanding the foregoing provision, any person may at any time decide to be represented by an attorney of his choosing, at his own expense.

(e) The Company may enter into indemnification agreements with members of the Board of Directors which may provide for further or expanded indemnification rights or otherwise modify the rights provided under this Section 12.”

Chapter 607 of the General Statutes of the State of Florida permits a corporation to indemnify its officers and directors against certain liabilities and provides for the conditions thereof.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company undertakes, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and agrees to be governed by the final adjudication of such issue.

Trusts Indemnification. The respective Declarations of Trust of RJF Capital Trust I, RJF Capital Trust II, and RJF Capital Trust III (each a “Trust” and together the “Trusts”) provide that to the fullest extent permitted by applicable law, the Company shall indemnify each of the regular trustees of the respective Trust, any affiliate of any such regular trustee, any officer, director, shareholder, member, partner, employee, representative or agent of any such regular trustee, or any employee or agent of the Trust or its affiliates (each a “Company Indemnified Person”), who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Declarations of Trust also provide that, to the fullest extent permitted by applicable law, expenses (including reasonable attorneys’ fees and expenses) incurred by a Company Indemnified Person in defending such a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in the Declaration of Trust. The Declarations of Trust further provide that no Company Indemnified Person, the Delaware Trustee (as defined therein), any affiliate of the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Delaware Trustee (collectively, with a Company Indemnified Person, an “Indemnified Person”), shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person (as defined therein) for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Persons in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by the Declaration of Trust or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions.

Indemnification by Underwriters. In addition, certain sections of the forms of underwriting or distribution agreements filed as exhibits to this registration statement provide for indemnification of the Company and its directors and officers and the Trusts and each of the Property Trustee, Delaware Trustee and Regular Trustees by the underwriters or agents against certain liabilities, including certain liabilities under the Securities Act. From time to time similar provisions have been contained in other agreements relating to other securities of the Company.

Item 16. List of Exhibits.

1.1	Form of Underwriting Agreement for Debt Securities
1.2	Form of Underwriting Agreement for Preferred Stock
1.3	Form of Underwriting Agreement for Common Stock
1.4	Form of Underwriting Agreement for Warrants and Units*
1.5	Form of Underwriting Agreement for Purchase Contracts*
1.6	Form of Underwriting Agreement for Capital Securities
4.1	Form of Indenture (for senior debt securities)
4.2	Form of Senior Registered Note
4.3	Form of Indenture (for subordinated debt securities)
4.4	Form of Subordinated Registered Note
4.5	Form of Certificate for Preferred Stock
4.6	Specimen Common Stock Certificate
4.7	Form of Deposit Agreement
4.8	Form of Depositary Receipt
4.9	Form of Warrant Agreement for Universal Warrant*
4.10	Form of Warrant Agreement for Warrants Sold Alone*
4.11	Form of Warrant Agreement for Warrants Sold Attached to Debt Securities*
4.12	Form of Prepaid Unit Agreement, including form of prepaid unit certificate*
4.13	Form of Non-Prepaid Unit Agreement*
4.14	Form of Put Warrant (included in Exhibit 4.10)*
4.15	Form of Call Warrant (included in Exhibit 4.10)*
4.16	Form of Prepaid Purchase Contract*
4.17	Form of Non-Prepaid Purchase Contract*
4.18	Certificate of Trust of RJF Capital Trust I
4.19	Certificate of Trust of RJF Capital Trust II
4.20	Certificate of Trust of RJF Capital Trust III
4.21	Form of Declaration of Trust for each RJF Capital Trust
4.22	Amended and Restated Declaration of Trust for each RJF Capital Trust*
4.23	Form of Indenture (for junior subordinated debt securities)
4.24	Form of Supplemental Indenture to be used in connection with the issuance of Junior Subordinated Notes
4.25	Form of Capital Security (included in 4.22 above)*
4.26	Form of Junior Subordinated Note (included in 4.24 above)
4.27	Form of Guarantee with respect to Capital Securities issued by the respective RJF Capital Trusts*
5.1	Opinion of Paul L. Matecki, Esq., regarding legality of securities being registered
5.2	Opinion of Morrison & Foerster LLP, regarding legality of securities being registered
5.3	Opinion of Richards, Layton & Finger, P.A.
8.1	Opinion of Morrison & Foerster LLP
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends
23.1	Consent of Paul L. Matecki, Esq. (included in Exhibit 5.1)
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 5.2)
23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.3)
23.4	Consent of Morrison & Foerster LLP (included in Exhibit 8.1)
23.5	Consent of KPMG LLP

*	To be filed as an exhibit to a Current Report on Form 8-K at the time of a particular offering and incorporated herein by reference.

Item 17. Undertakings.

The undersigned Registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by a Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of this registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of a Registrant under the Securities Act to any purchaser in the initial distribution of the securities, in a primary offering of securities of an undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of a Registrant or used or referred to by an undersigned Registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv) any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.

The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the Company’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Each undersigned Registrant hereby undertakes (1) to use its best efforts to distribute prior to the opening of bids, to prospective bidders, underwriters, and dealers, a reasonable number of copies of a prospectus which at that time meets the requirements of section 10(a) of the Securities Act, and relating to the securities offered at competitive bidding, as contained in the registration statement, together with any supplements thereto, and (2) to file an amendment to the registration statement reflecting the results of bidding, the terms of the reoffering, and related matters to the extent required by the applicable form, not later than the first use, authorized by the Registrant after the opening of bids, of a prospectus relating to the securities offered at competitive bidding, unless no further public offering of such securities by the Registrant and no reoffering of such securities by the purchasers is proposed to be made.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant for expenses the incurred or paid by a director, officer, or controlling person in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Each undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, Florida, on May 29, 2009.

RAYMOND JAMES FINANCIAL, INC.
By:	/s/ Thomas A. James
Thomas A. James
Chairman & Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each of the individuals whose signature appears below constitutes and appoints Kenneth Armstrong, Jeffrey Julien and Paul Matecki, and each of them (so long as each such individual is an employee of Raymond James Financial, Inc. or an affiliate thereof), his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas A. James Thomas A. James	Chairman, Chief Executive Officer and Director (Principal Executive Officer)	May 29, 2009

/s/ Paul C. Reilly Paul C. Reilly	President and Director	May 29, 2009

/s/ Chet B. Helck Chet B. Helck	Chief Operating Officer and Director	May 29, 2009

/s/ Francis S. Godbold Francis S. Godbold	Vice Chairman and Director	May 29, 2009

/s/ Jeffrey P. Julien Jeffrey P. Julien	Senior Vice President - Finance and Chief Financial Officer (Principal Financial Officer)	May 29, 2009

/s/ Jennifer C. Ackart Jennifer C. Ackart	Controller and Chief Accounting Officer (Principal Accounting Officer)	May 29, 2009

/s/ Shelley G. Broader Shelley G. Broader	Director	May 29, 2009

/s/ H. William Habermeyer H. William Habermeyer	Director	May 29, 2009

/s/ Robert P. Saltzman Robert P. Saltzman	Director	May 29, 2009

/s/ Kenneth A. Shields Kenneth A. Shields	Director	May 29 , 2009

/s/ Hardwick Simmons Hardwick Simmons	Director	May 29 , 2009

/s/ Susan N. Story Susan N. Story	Director	May 29 , 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of St. Petersburg, Florida, on May 29, 2009.

RJF CAPITAL TRUST I

By:	/s/ Paul C. Reilly
Paul C. Reilly
Regular Trustee

By:	/s/ Jeffrey E. Trocin
Jeffrey E. Trocin
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of St. Petersburg, Florida, on May 29, 2009.

RJF CAPITAL TRUST II

By:	/s/ Paul C. Reilly
Paul C. Reilly
Regular Trustee

By:	/s/ Jeffrey E. Trocin
Jeffrey E. Trocin
Regular Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of St. Petersburg, Florida, on May 29, 2009.

RJF CAPITAL TRUST III

By:	/s/ Paul C. Reilly
Paul C. Reilly
Regular Trustee

By:	/s/ Jeffrey E. Trocin
Jeffrey E. Trocin
Regular Trustee